AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 21, 2020

1933 Act File No. 33-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

PRE-EFFECTIVE AMENDMENT NO. ___	[ ]

POST-EFFECTIVE AMENDMENT NO. __	[ ]

Guinness Atkinson Funds

(Exact Name of Registrant as Specified in Charter)

225 South Lake Avenue, Suite 216

Pasadena, California 91101

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (626) 628-2787

James J. Atkinson, President

Guinness Atkinson Funds

225 South Lake Avenue, Suite 216

Pasadena, California 91101

(Name and Address of Agent for Service)

Please send copies of communications to:

Alexandra Alberstadt, Esq.

Practus LLP

Main Address: 11300 Tomahawk Creek Pkwy, Ste. 310

Leawood, KS 66211

(332) 333-1979

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, no par value per share, in the following series of the Registrant:

●	SmartETFs Asia Pacific Dividend Builder ETF, a series of Guinness Atkinson Funds

●	SmartETFs Dividend Builder ETF, a series of Guinness Atkinson Funds

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.           Letter to Shareholders of Guinness Atkinson Asia Pacific Dividend Builder Fund and Guinness Atkinson Dividend Builder Fund, each a series of Guinness Atkinson Funds

2.           Questions and Answers for Shareholders of Guinness Atkinson Asia Pacific Dividend Builder Fund and Guinness Atkinson Dividend Builder Fund

3.           Information Statement/Prospectus regarding the reorganization of Guinness Atkinson Asia Pacific Dividend Builder Fund into SmartETFs Asia Pacific Dividend Builder ETF and Guinness Atkinson Dividend Builder Fund into SmartETFs Dividend Builder ETF, each a series of Guinness Atkinson Funds

4.           Part C Information

5.           Exhibits:

A.	Plan & Agreement of Reorganization

B.	Financial Highlights

C.	Prospectus for SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF

D.	Statement of Additional Information for SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF

[          ], 2020

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in:

●	Guinness Atkinson Asia Pacific Dividend Builder Fund, or

●	Guinness Atkinson Dividend Builder Fund.

We are planning on converting these two Funds into Exchange Traded Funds, commonly referred to as ETFs. The Funds will be converted into ETFs through a merger of the two Funds into two newly created ETFs. We refer to this as the Conversion. Throughout this document you’ll see the phrase Target Fund or Target Funds. The Target Funds are simply the two existing mutual funds. You’ll also see references to the phrase Acquiring Fund or Acquiring Funds. These are simply the newly formed ETFs. We also use the phrase Reorganization. This term refers to the process of merging the two Funds into the acquiring ETFs.

We are excited about the Conversion and believe that shareholders will benefit from the Conversion. This documents explains the details and the reasons for the Conversion. The information presented in this document is important and we encourage you to read it. There is an informative Q&A section below which should answer many of your questions.

As we explain below, you may need to take action.

Once converted, the two ETFs will still be managed by Guinness Atkinson Asset Management and there will be no changes to the management style, investment restrictions or portfolio managers as a result of the Conversion.

The Board of Trustees of the Trust (the “Board”) has determined that the Conversion is in the best interests of each Target Fund and their shareholders, and that the interests of each Fund’s shareholders will not be diluted as a result of the Conversion.

Here are the technical details and reasons behind regarding the Conversion.

Each of these funds are a series of the Guinness Atkinson Funds (the “Trust”), a Delaware statutory trust; we refer to each of these funds as a “Target Fund”. As provided in an Agreement and Plan of Reorganization (the “Reorganization Agreement”), each Target Fund will be reorganized (each, a “Reorganization”) into a new series of the Trust (each, a “Acquiring ETF”), which will be advised by Guinness Atkinson Asset Management, Inc., (“GAAM” or the “Adviser”), the investment adviser to the Target Fund. These Reorganizations will convert each Target Fund from an open-ended mutual fund into an open ended exchange traded fund (or ETF). For each Fund, we are calling this transaction the “Conversion”.

The Target Funds and the Acquiring ETFs are each referred to as a “Fund” and collectively referred to as the “Funds.”

For each Target Fund, the Conversion is being effectuated by a Reorganization. The enclosed Information Statement/Prospectus contains information about the Reorganizations. As a result of each Target Fund’s Reorganization, you will receive shares (including fractional shares, if available, or cash, if fractional shares are not available) of the corresponding Acquiring ETF with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization.

Each Reorganization is taking place because the Board has determined that it is in the best interests of each Target Fund to merge into the respective Acquiring ETF, each of which is managed similarly to the Target Fund but is offered as an Exchange Traded Fund, or ETF, which permits the Fund to achieve reduced operating costs. The Board has determined that shareholders of each Target Fund will benefit from the following:

(i)	the Acquiring ETFs will operate at lower cost than the Target Funds.

(ii)	the Acquiring ETFs can be purchased and sold throughout the trading day at the then-prevailing market price on the exchange.

(iii)	each Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.

After the Conversion, former Target Fund shareholders will still be invested in a diversified, open-end fund that pursues the identical investment objective and uses the same principal investment strategies, but they will hold shares of an Acquiring ETF, which will be an exchange traded fund.

ALTHOUGH NO SHAREHOLDER APPROVAL IS REQUIRED FOR THE REORGANIZATIONS, DIRECT SHAREHOLDERS MUST TAKE ACTION BEFORE RECEIVING THEIR ETF SHARES.

What is a direct shareholder? If you hold your shares directly with the Guinness Atkinson Funds, you are a direct shareholder. If you hold your shares through a brokerage account, you are NOT a direct shareholder. We provide more information, including how to determine if you’re a direct shareholder, in special section contained in a box below.

Direct shareholders must do one of the following:

1.       Transfer your shares to the broker dealer of your choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend. Look at the box at the end of this letter for more information.

2.       Exchange your shares into another Guinness Atkinson Fund. You can do this by calling Guinness Atkinson Funds at 800 915-6566.

3.       Redeem your shares in the Asia Pacific Dividend Builder Fund or the Dividend Builder Fund. You can do this by calling 800 915-6566.

If you are a direct shareholder and you fail to take any action your shares will be converted into shares of the SmartETFs Asia Pacific Dividend Builder ETF or SmartETFs Dividend Builder ETF, as appropriate, and held by a stock transfer agent, ________________, waiting for your instructions.

In accordance with the Funds’ and the Trust’s operative documents, and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganizations may be effected without the approval of shareholders of either Fund.

I encourage you to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact Guinness Atkinson Asset Management, Inc. at (626) ___________.

Sincerely, James J. Atkinson President Guinness Atkinson Funds 225 South Lake Avenue, Suite 216 Pasadena, California 91101

Important Information for Direct Shareholders

Are You a Direct Shareholder?

If you are a Direct Shareholder, that means that your shares are held by the Fund’s Transfer Agent. How do you know if you hold your shares directly? If you receive a quarterly statement from Guinness Atkinson Funds, then you hold your shares directly. If your shares in the Funds are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain please call 800 915-6566 and ask if you’re a direct shareholder. Additionally, if you hold your shares directly you will receive separate communications from us including email, regular mail, express delivery and via telephone.

Transferring Your Direct Shares to a Brokerage Account

Transferring your shares from the Transfer Agent to a brokerage account should be a simple and seamless process, and it should not cost you anything. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your Guinness Atkinson Funds statement. Your broker will require your Guinness Atkinson Funds account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 800 915-6566.

This step is only required by shareholders that hold their shares directly with the Guinness Atkinson Funds. If you already hold your shares in a brokerage account, you can ignore this section.

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Conversions including the reasons for the Conversions. Following this section is a more detailed discussion.

Q.   What is Happening? Why am I receiving this Document?

A.   Two of the Guinness Atkinson Funds are converting from open-end mutual funds to exchange traded funds. The two Funds are:

●	Guinness Atkinson Asia Pacific Dividend Builder Fund

●	Guinness Atkinson Dividend Builder Fund

We call these funds the Target Funds. The Conversion will be accomplished by merging each Target Fund into its own newly created exchange traded fund, which will also be part of the Guinness Atkinson Funds trust, but will be part of a new brand called SmartETFs. The Board of Trustees (“the “Board”) has approved the Conversions.

You are receiving this document because, as of __________, 2020, you were a shareholder in at least one of the two Funds.

We refer to the overall transaction as the Conversion, but each Conversion is effectuated as a Reorganization.

The Conversions are structured as reorganizations of each Fund (each, a “Target Fund”), into a corresponding shell fund that will operate as an exchange traded fund (each, an “Acquiring ETF” and, together with the Target Funds, the “Funds” and each, a “Fund”). Each Acquiring ETF will be the surviving fund in each Conversion.

Q.   What is this document and why did we send it to you?

A.   This is an Information Statement/Prospectus that provides you with information about the Conversion of your Fund. The Target Funds and their Acquiring ETFs are series of Guinness Atkinson Funds (the “Trust”). Each Fund and its respective Acquiring ETF pursues identical investment objectives and operates with identical strategies and restrictions. There is no change in investment adviser or portfolio managers. When each Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Acquiring ETF, and the Target Fund will be terminated as a series of the Trust.

You are receiving this document because, as of ______ XX, 2020, you were a shareholder in one of the two Target Funds. The Reorganizations do not require approval by shareholders of either Target Fund or its Acquiring ETF, and you are not being asked to vote.

Please refer to this Information Statement/Prospectus for a detailed explanation of the Conversions, and a more complete description of the Acquiring ETFs.

Q.   Has the Board of Trustees approved the Conversions?

A.   Yes, the Board of Trustees of the Trust (the “Board”) approved the Conversions in May 2020. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Conversion is in the best interests of each Target Fund’s shareholders and that neither Target Fund’s existing shareholders’ interests will be diluted as a result of its Reorganization. The Acquiring ETFs do not have existing shareholders.

Q.   Why is the Conversion occurring?

A.   The Adviser and the Board has determined that operating the two Funds as ETFs is in the best interests of shareholders.

ETFs offer a number of advantages to shareholders that we believe will benefit you following the Conversions. These benefits include:

●	lower expenses because ETFs are less expensive to operate.

●	intraday trading, because ETFs can be purchased and sold throughout the trading day at fair market value on the exchange. (This means that if you decide to sell your ETF shares, you can do that right away at the then-prevailing market price; with the mutual fund, you place your redemption order and you are redeemed at the next calculated net asset value, which happens at the end of the trading day).

●	tax benefits, because the fund will not incur gains and losses from portfolio transactions when underlying positions are sold to meet redemption requests from other shareholders.

The Adviser believes, and the Board agreed, that operating these two fund strategies in the exchange traded fund structure offers a better value proposition than traditional open-end mutual funds, primarily in reduced operational costs, superior transaction flexibility, greater holdings transparency and potentially a fairer tax treatment.

After the Conversions, shareholders of each Target Fund will still be invested in an open-end fund with the same investment objectives, strategies and restrictions, operated by the same investment adviser and portfolio managers, but at a lower overall cost.

The Conversion is designed to not be a taxable event.

Q.   Are there conditions that must be satisfied before the Conversion happens?

A.   Yes, the Conversion depends on the Guinness Atkinson Funds satisfactorily resolving comments from the Securities and Exchange Commission, during its disclosure review process, and from the NYSE. Additionally, the Funds, and Guinness Atkinson Asset Management, Inc. (the “Adviser") will need to execute agreements with financial institutions (called “Authorized Participants,” as defined below) for purposes of issuing and redeeming Fund shares directly with such Authorized Participants.

Q.   How will the Conversions affect me as a shareholder?

A.   After the merger you will have shares of an ETF having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund you owned as of the Conversion date. Your brokerage firm may not be able to handle fractional shares; if this is the case, we will redeem any fractional shares that you may have at net asset value immediately prior to effectuating the Conversion.

In the Conversion, all of the assets and the liabilities of each Target Fund will be transferred to a newly-formed Acquiring ETF. You, as a shareholder of the Target Fund, will receive shares of the Acquiring ETF equal to the value of the shares you own of the Target Fund. Shares of the Acquiring ETF will be transferred to each shareholder’s brokerage account or held by a transfer agent until the brokerage account is identified.

No physical share certificates will be issued to shareholders. After the Conversion, a Target Fund shareholder will hold the same percentage of ownership in the corresponding Acquiring ETF as that shareholder held in the Target Fund prior to the Reorganization (adjusted for cash distributions, if any).

Q.   Why is no shareholder action necessary?

A.   No vote of the shareholders of the Target Fund is required to approve the Reorganizations under Delaware law or under the Trust’s declaration of Trust. Under an exemption provided by Rule 17a-8 of the 1940 Act, a vote of shareholders of each Target Fund is not required. This is because each Acquiring ETF is constructed to be identical to its corresponding Target Fund. Each Acquiring ETF will operate using the same investment strategies and portfolio managers as its respective Target Fund. The major difference between the Target Fund and its Acquiring ETF is how the shares are distributed.

Q.   What will change when the Funds are converted to ETFs?

A.   Your Fund will be an exchange traded investment company, known as an ETF. After the Conversion, your Fund will remain a registered investment company, but it will be exchange traded, and you will own shares as you did before the Conversion, but in an Acquiring ETF instead of a Target Fund. You will no longer redeem individual shares directly from the Fund; should you decide to purchase or sell shares in your Acquiring ETF after the Conversion, you will need to place a trade through a broker-dealer who will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although many brokers do not charge commissions for transactions in ETFs.

Your fund will be a fully transparent, actively managed ETF, which means that portfolio holdings will be available on the ETF’s website every day. The ETF’s website will also contain other information about things like the net asset value, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern exchange traded funds.

Q.   What other changes are anticipated as part of the implementation of the Conversions?

A.    In connection with the Conversions, the Adviser will lower the expense caps that currently apply to the Target Funds, and the Acquiring ETF will operate using the trade name of Guinness Atkinson’s ETF range, which is “SmartETFs”.

Currently, for the existing traditional open-end Guinness Atkinson Asia Pacific Dividend Builder Fund, the Adviser and the Fund have agreed to an expense cap of 1.10%. After the Conversion, the Adviser will reduce the expense cap on the Acquiring ETF to 0.78%.

Currently, for the existing traditional open-end Guinness Atkinson Fund Dividend Builder Fund, the Adviser and the Fund have agreed to an expense cap of 0.68%. After the Conversion, the Adviser will reduce this expense cap on the Acquiring ETF to 0.65%.

As with the existing expense caps, these lowered expense caps exclude acquired fund fees and expenses, if any, interest, taxes, dividends on short positions and any extraordinary expenses. They also exclude some expenses that are embedded in fund portfolio transactions, like brokerage commissions or fees for securities lending activities.

The Adviser is changing the trade name under which the Funds operate. Currently known as the Guinness Atkinson Funds, coincident with the Conversion, the two Target Funds will be renamed and will become part of the SmartETFs family of exchange traded funds. The SmartETFs have their own website, smartetfs.com, which will contain information about the ETFs. The SmartETFs are advised by your investment adviser, Guinness Atkinson Asset Management.

Q.   Will the Conversion affect the way the Funds are invested?

A.   No. Guinness Atkinson Asset Management will remain as adviser to the Acquiring ETFs and the investment style, restrictions, philosophy, parameters and methodology will all remain the same. The Funds will continue to be actively managed and the portfolio managers will remain the same.

Q.   Tell me more about how the Conversion will result in lower operating expenses for the Funds.

A.   Simply put, it is far more efficient to operate an ETF than a traditional open-end mutual fund. There are a number of areas where the operational costs are less expensive, most notably transfer agency fees and shareholder servicing fees. In addition, because of how the creation unit process works, the ETF will receive incoming transfers of shares, so that the ETF does not incur traditional custody and brokerage costs when new ETF shares are created. Similarly, when a block of shares is redeemed from the ETF, the redemption is paid out by delivering shares of the underlying portfolio, which means that the ETF generally does not sell portfolio holdings to pay redemptions, and therefore, the ETF generally does not have to realize capital gains and losses to be distributed to all shareholders. We say “generally” because both of the Target Funds hold foreign securities; in some foreign securities markets, often called “cash in lieu” markets, a shareholder cannot transfer the shares it owns to another shareholder, but has to sell them in the market and deliver the proceeds.

In addition, traditional mutual funds must pay state registration fees in some jurisdictions, which are not required for exchange traded funds. There are other activity-based fees (custodial-based fees, and brokerage fees and expenses) that are incurred when traditional mutual fund shares are purchased or redeemed, which are part of the mutual fund’s operating costs and are shared by all of the shareholders of a traditional mutual fund. In the case of an ETF, as described above, these purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and not by the existing shareholders of the fund.

There are some expenses that are unique to ETFs but these costs are insignificant compared to the cost savings. We anticipate that the net expense ratio for the Asia Pacific Dividend Builder Fund will decline from the current 1.10% to 0.78%. For the Dividend Builder Fund, we expect the net expense ratio to decline from 0.68% to 0.65%. We’ve put expense caps in place through 2024 to protect these net expense ratios.

Summary of Changes

Current Fund Name	Fund Name After Conversion	Current Symbol	Symbol After Conversion	Current Net Expense Ratio after Waiver/Reimbursement	Estimated Net Expense Ratio After the Conversion
Guinness Atkinson Asia Pacific Dividend Builder Fund	SmartETFs Asia Pacific Dividend Builder ETF	GAADX	ADIV	1.10%	0.78%
Guinness Atkinson Dividend Builder Fund	SmartETFs Dividend Builder ETF	GAINX	DIVS	0.68%	0.65%

Q.   Are there are other benefits to ETFs?

A.   Yes, there are a number of additional benefits to the ETF structure.

Flexibility to Exit. ETFs offer significantly more flexibility for investors, because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase, or sell, shares of the ETF they can act on that decision immediately by calling their broker or placing an order. The price realized may be higher or lower than the ETF’s net asset value per share, and might not be the same at the ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an ETF shareholder generally cannot redeem their shares directly from the fund at the next-calculated NAV, unless the shareholder is an “Authorized Participant” redeeming a large block of shares.

Transparency. ETFs like the Acquiring ETFs will operate with full transparency. What this means in practice is that each ETF’s holdings will be made public each day and can be found on the ETF’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the ETF is investing in at all times. By contrast, in a mutual fund, the fund’s holdings are only required to be disclosed quarterly. Your mutual funds also voluntarily disclose their top ten holdings in the monthly reports, which are available on the Funds’ website.

Tax Advantages. From a tax standpoint, ETFs have enjoyed certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction creates a capital gain. That gain is paid out to shareholders at the end of the year. Because ETFs only allow Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning they purchase/redeem ETF shares not for cash but generally by exchanging a basket of stocks that replicate the holdings within the ETF), ETFs typically do not sell portfolio positions to meet redemptions; as a result, they do not generate gains or losses on those transactions. As with traditional open-end mutual funds, taxable investors in an ETF may incur tax obligations based on their individually generated taxable activity (that is, the gains or losses they generate in buying and selling ETF shares). But because ETFs are able to minimize the realization of taxable gains within the portfolio based on inflows and outflows, they have been able to keep the distribution of these gains to a minimum. In essence, one shareholder’s individual choice to go in or out of a fund has less of an impact on the tax consequences of the ETF as a whole, and therefore, less impact on other shareholders in the ETFs. ETF shareholders should not expect to be completely free from distribution of capital gains, but ETFs generally have been able to avoid large annual distributions of capital gains, because ETFs generally do not sell positions to fund redemptions of creation units; instead, they transfer the securities - and their associated tax items - to the redeeming Authorized Participant. ETF shareholders should recognize that their individual purchase and sale activity in the ETF shares could create individual tax obligations, and this is likely to happen if shares are held in a taxable account.

Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the Fund.

This could mean shareholders will pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Fund are currently available for purchase directly from the Fund without any charge and are also available from a variety of broker-dealers; currently, when shares in the Funds are traded through these broker-dealers, sometimes there is a transaction charge and sometimes there is no transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker dealer are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. By contrast, mutual fund shares are purchased and redeemed at net asset value per share.

What does this mean, for you as a shareholder? Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about each ETF’s net asset value, market price, premiums and discounts, and bid-asks spreads will available on the ETF’s website at www.smartetfs.com.

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the APs are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the APs delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the APs and other traders, there exists an opportunity for the APs and other traders to seek a profit when the net asset value of the ETF varies from the market price of the ETF.

For example, when an ETFs shares trade in the open market at a market price below net asset value (“NAV”) (at a “discount”), APs likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or acquiring ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.

Similarly, when an ETFs shares trade at market prices above the NAV (at a “premium”), APs would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the net asset value and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some exchange traded funds trade at prices significantly different from the net asset value.

Q.   When will the Conversions occur?

A.   The Adviser is anticipating a Conversion date of around ____________, 2020. This date could be delayed, because some administrative conditions must be satisfied to implement the Target Funds’ conversion. Your Fund will publicly disclose updates on material developments throughout the process. Additionally, updates on the Conversion process will be available at www.gafunds.com.

Q.   Who will pay for the Conversions?

A.   The costs of the Reorganization will be borne by Guinness Atkinson Asset Management, Inc. (“GAAM”, the “Investment Adviser” or the “Adviser”). The costs associated with the Reorganization will not have an effect on the net asset value per share of either Target Fund. The costs associated with the Reorganizations are expected to be approximately $_______.

Q.   Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.   No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization. Neither the Target Funds nor the Acquiring ETFs charge a sales load.

After the Reorganizations take place, shareholders of each Acquiring ETF will no longer redeem their individual shares directly from the Trust. Instead, they will be able to sell their shares on an exchange. Sales of shares on an exchange take place through a broker, and some brokers charge commissions or other fees.

Q.   Will the Conversions result in any federal tax liability to me?

A.   The Conversions are designed to be treated as tax-free reorganizations for federal income tax purposes. There are two caveats to this:

1.	It is likely that as part of the Conversion, shareholders will receive cash compensation for any fractional shares that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one.

2.	Is it likely that the Guinness Atkinson Asia Pacific Dividend Builder Fund will reposition some of its portfolio prior to the closing. This means the Target Fund will sell some securities, and could recognize capital gain. Why is this happening? Repositioning may take place because that Target Fund holds foreign securities in a market that does not permit in kind transfers, such as to the Acquiring ETF.

Assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and Termination (“Plan of Reorganization”) and supply appropriate representation letters, the Trust will receive an opinion, with respect to each Reorganization, that the transaction should be a tax-free reorganization. The realized and unrealized gains, losses and net income for each of the Target Funds will carry over to their respective Acquiring ETFs in the Conversion, and net realized and net income, if any, will continue to be distributed in a manner consistent with the current Guinness Atkinson Funds. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q.   Can I purchase, redeem or exchange shares of a Target Fund before the Reorganization takes place?

A.   Yes. You can purchase or redeem shares of the Target Funds as usual, until the Conversion occurs. You may redeem your Fund shares, at any time before your Fund’s Reorganization takes place. Any shares not redeemed before the Closing Date will be exchanged for shares of the Acquiring ETF.

You can also exchange your Target Fund shares into another mutual fund in the Guinness Atkinson fund complex, which will be treated as a normal exchange of shares. If you are a direct shareholder you may exchange shares of your Target Fund into another Guinness Atkinson Fund by calling 800 915-6566. If you hold your shares in a brokerage account contact your broker regarding an exchange. You need to make this exchange before the conversion date. After the Conversion, shares of an ETF cannot be exchanged into another Guinness Atkinson Fund.

Direct shareholders can redeem their shares by calling the customer service team at 800 915-6566. If you hold your Target Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker. We don’t recommend additional purchase transactions for direct shareholders during the Conversion process.

Q.   What if I want to purchase or redeem shares of my Acquiring ETF after the Conversion?

A.   You will need to contact your broker. After the Conversion, you will hold shares of the ETF that corresponds to your mutual fund. Because the ETFs are exchange traded funds, this means that you cannot redeem your individual shares anymore. Instead, you will need to call your broker and place an order to sell your Acquiring ETF shares on the exchange. Depending on your brokerage firm this may mean paying a commission.

Q.   Whom do I contact for further information?

A.   You can contact your financial adviser for further information. You may also contact the Funds at 1-800-915-6566. You may also visit our website at www.gafunds.com. You can also call the SmartETFs customer service line at 866-307-5990.

Important additional information about the Reorganization is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.

GUINNESS ATKINSON FUNDS

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

PROSPECTUS FOR

SmartETFs ASIA PACIFIC DIVIDEND BUILDER ETF (_____)

SmartETFs DIVIDEND BUILDER ETF (_____)

each, a series of Guinness Atkinson Funds

GUINNESS ATKINSON FUNDS

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

DATED: __________, 2020

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement/Prospectus is furnished to you as a shareholder of the Guinness Atkinson Asia Pacific Dividend Builder Fund or Guinness Atkinson Dividend Builder Fund (each, a “Fund” or a “Target Fund” and collectively, the “Funds” or the “Target Funds”). After careful consideration, the Funds’ investment adviser, Guinness Atkinson Asset Management, Inc. (“GAAM” or the “Adviser”) has recommended, that the Board of the Trustees of the Funds (the “Board”) has approved reorganization of each Target Fund into the Acquiring ETF as identified in the table below. Each of the Target Funds and the Acquiring ETFs are a series of Guinness Atkinson Funds, a Delaware statutory trust (the “Trust”).

Target Fund		Acquiring ETF
Guinness Atkinson Asia Pacific Dividend Builder Fund	→	SmartETFs Asia Pacific Dividend Builder ETF
Guinness Atkinson Divided Builder Fund	→	SmartETFs Dividend Builder ETF

Each Target Fund and its respective Acquiring ETF have identical investment objectives, investment strategies, restrictions and risks, and there will be no change in investment adviser or portfolio managers. There are differences in how the Acquiring ETFS are distributed, purchase procedures for the Acquiring ETFs and redemption procedures for the Acquiring ETFs, which are summarized below. After the reorganization transactions occur, each of the Acquiring ETFs will be operated at a lower total expense ratio than its respective Target Fund.

Throughout, we sometimes refer to these reorganization transactions (each, a “Reorganization”) as the “Conversion.” For purposes of this Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Funds. The Trust is an open-end management investment company organized as a Delaware statutory trust. GAAM is the investment adviser to the Target Funds and the Acquiring ETFs.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of each Fund and its respective shareholders. For each Reorganization, the Acquiring ETF has the same investment objective, investment strategy and investment restrictions as its respective Target Fund, and there are no changes in investment adviser or portfolio managers.

Shares of each Acquiring ETF will be listed for trading on NYSE Arca, Inc.

In preparation for the closing of the Reorganizations, the last day to purchase or redeem shares of the Target Funds will be ______. The Reorganizations are expected close after the end of trading on _______________. The Acquiring ETFs will open for trading on __________________.

This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganizations of the Target Funds and constitutes an offering of the shares of the Acquiring ETFs issued in the Reorganization. Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

●	the Prospectus related to each Target Fund, dated May 1, 2020, as supplemented September 17, 2020;

●	the Statement of Additional Information related to each Target Fund, dated May 1, 2020, as supplemented September 17, 2020;

●	the Annual Report to shareholders of the Target Funds for the fiscal year ended December 31, 2019, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-08360) (Accession No. 0001104659-20-031259); and

●	the Semi-Annual Report to shareholders of the Target Fund and the Acquiring ETF for the fiscal period ended June 30, 2020, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-08360) (Accession No. 0001398344-20-103031).

In addition, the Acquiring ETFs have filed a Summary Prospectus, Prospectus and Statement of Additional Information for the Acquiring ETFs as they will be offered after the Conversion.

Because the Acquiring ETFs have not yet commenced operations, no annual or semi-annual report is available.

This Information Statement/Prospectus will be mailed on or about __________ 2020 to shareholders of record of the Target Funds as of ___________, 2020 (the “Record Date”).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Target Funds’ Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Information Statement/Prospectus are available upon request and without charge by writing to the Funds at [______________] or by calling toll-free at 1-800-915-6566. They are also available, free of charge, at the Funds’ website at www.gafunds.com. Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Contents

SUMMARY	21
Fees and Expenses	21
Investment Objectives and Policies	23
Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures	24
Differences in Purchases of Shares	25
Differences in Exchange Privileges	26
Differences in Redemption of Shares	26
Federal Tax Consequences	27
Principal Risks	27
INFORMATION ABOUT THE REORGANIZATIONS	28
Reorganizations	28
Reasons for the Proposed Reorganizations	28
Board Considerations	28
COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF	30
Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks	30
Investment Objectives	30
Investment Strategies	30
Fundamental Investment Policies	31
Comparison of Principal Risks of Investing in the Funds	31
Performance History	41
MANAGEMENT OF THE FUNDS	44
The Investment Adviser	44
Portfolio Managers	45
Other Service Providers	45
Purchase, Redemption and Pricing of Fund Shares	46
Frequent Trading/Market Timing	48
Dividends, Distributions and Taxes	49
Sales Loads	50
Rule 12b-1 Distribution Plan	50
Taxes	50
FINANCIAL HIGHLIGHTS	50
INFORMATION RELATING TO THE REORGANIZATION	51
Description of the Reorganization	51
Terms of the Reorganization	51
Capitalization [TO BE UPDATED]	51
Portfolio Turnover	52
Federal Income Taxes	52
Portfolio Repositioning	53

Expenses of the Reorganization	54
Shareholder Accounts and Plans; Share Certificates	54
OTHER INFORMATION	54
Shareholder Information	54
Shareholder Rights and Obligations	55
Shareholder Proposals	55
EXHIBIT A [Agreement and Plan of Reorganization]	56
EXHIBIT B FINANCIAL HIGHLIGHTS	57

SUMMARY

The following summarizes more complete information appearing later in this Information Statement/Prospectus and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Information Statement/Prospectus carefully.

This Information Statement/Prospectus relates to the Reorganizations of the Target Funds into their respective Acquiring ETFs. The Reorganizations are taking place to convert the two funds, which are traditional open-end mutual funds, into exchange-traded funds.

Acquiring ETF
Guinness Atkinson Asia Pacific Dividend Builder Fund	→	SmartETFs Asia Pacific Dividend Builder ETF
Guinness Atkinson Divided Builder Fund	→	SmartETFs Dividend Builder ETF

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. Each of the Target Funds and the Acquiring ETFs are organized as separate series of the Trust. Guinness Atkinson Asset Management, Inc. (“GAAM” or the “Adviser”) serves as investment adviser to each of the Target Funds and the Acquiring ETFs.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds or the Acquiring ETFs. Neither the Target Funds nor the Acquiring ETFs charge a front-end or deferred “sales charge” or Rule 12b-1 plan fees. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Target Fund and its Acquiring ETF. There is no pro forma column because the Acquiring ETF column shows the fees and expenses that will apply going forward; the Acquiring ETFs are not operational and do not currently have assets.

The information below is based on actual expenses incurred by the Target Funds during the annual fiscal period ended December 31, 2019. Due to changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown, but both the Target Funds and the Acquiring ETFs are subject to an expense reimbursement agreement.

Reorganization 1: Guinness Atkinson Asia Pacific Dividend Builder Fund (Target Fund) into SmartETFs Asia Pacific Dividend Builder ETF (Acquiring ETF)

	Target Fund	Acquiring ETF	Pro Forma Combined Acquiring ETF
Shareholder Fees (fees paid directly from your investment)	2.00%[1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	1.00%	0.75%	0.75%
Distribution and Service (12b-1) Fees:	None	None	None
Other Expenses:
Shareholder Servicing Plan Fees	0.19%	----	----
All Other Expenses	2.83%	----%[2]	----%[2]
Total Annual Fund Operating Expense	4.02%	----%	----%
Fee Waiver/Expense Reimbursement	-2.92%[3]	-----%[4]	-----%[4]
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.10%	0.78%	0.78%

1	The Target Fund imposes a Redemption/Exchange Fee for shares held less than 30 days from purchase, plus a $15 wire fee, if applicable, for payments of redemption proceeds by wire transfer.

2	Estimate based on the expenses the Fund expects to incur for the current fiscal year.

3	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense, taxes, dividends on short positions and extraordinary expenses) in order to limit the Target Fund’s Total Annual Operating Expenses to 1.10% through June 30, 2024. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Target Fund at any time without penalty upon 60 days’ notice.

4	The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding Acquired Fund Fees and Expenses, interest expense, taxes, dividends on short positions and extraordinary expenses) in order to limited the Acquiring ETF’s Total Annual Operating Expenses to 0.78% through June 30, 2024. The expense limitation agreement may be terminated by the Board of the Target Fund at any time without penalty upon 60 days’ notice.

Reorganization 2: Guinness Atkinson Dividend Builder Fund (Target Fund) into SmartETFs Dividend Builder ETF (Acquiring ETF)

	Target Fund	Acquiring ETF	Pro Forma Combined Acquiring ETF
Shareholder Fees (fees paid directly from your investment)	None[1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees:	None	None	None
Other Expenses:
Shareholder Servicing Plan Fees	0.22%	--	--
All Other Expenses	1.31%	----%[2]	----%[2]
Total Annual Fund Operating Expense	1.98%	----%	----%
Fee Waiver/Expense Reimbursement	-1.30%[3]	----%[4]	----%[4]
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	0.68%	0.65%	0.65%
1	The Target Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.

2	Estimate based on the expenses the Acquiring ETF expects to incur for the current fiscal year.

3.	The Adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Target Fund’s Total Annual Operating Expenses to 0.68% through June 30, 2024. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

4.	The Adviser has contractually agreed to reimburse expenses ((excluding Acquired Fund Fees and Expenses, interest expense, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.65% through June 30, 2024 There is no recoupment provision under this agreement. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Target Funds with the cost of investing in the Acquiring ETFs. The example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The example further assumes that the expense limitations of the Target Funds described in the footnotes to the fee table are in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guinness Atkinson Asia Pacific Dividend Builder Fund (Target Fund)
SmartETFs Asia Pacific Dividend Builder ETF (Acquiring ETF)
Acquiring ETF (pro forma)
Guinness Atkinson Dividend Builder Fund (Target Fund)
SmartETFs Dividend Builder ETF (Acquiring ETF)
Acquiring ETF (pro forma)

For each Reorganization, the projected post-reorganization pro forma annual fund operating expenses and the pro forma expense example presented above are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of each Acquiring ETF's assets at the time the ETF commences investment operations, many of which are beyond the control of the Adviser or the Acquiring ETFs.

Investment Objectives and Policies

For each Target Fund and its respective Acquiring ETF, there are no differences in the investment objectives, investment strategies, or investment restrictions. The same portfolio managers will continue to manage the Acquiring ETFs.

Comparison of investment objectives

	Target Funds	Acquiring ETFs
Guinness Atkinson Asia Pacific Dividend Builder Fund	Dividend income and long-term capital growth.	SmartETFs Asia Pacific Dividend Builder ETF	Same.
Guinness Atkinson Dividend Builder Fund	A moderate level of current income and consistent dividend growth at a rate that exceeds inflation.	SmartETFs Dividend Builder ETF	Same.

Comparison of investment restrictions

Target Funds	Acquiring Funds
No Fund may:
1. Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. The Fund may pledge up to 33 1/3% of its assets to secure such borrowings.	Same.
2. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.	Same.

3. Make loans, except through repurchase agreements to the extent permitted under applicable law.	Same.
4. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.	Same.
5. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.	Same.
6. Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).	Same.
7. Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.	Same.
8. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. government securities.	Same.
Applicable to the Guinness Atkinson Dividend Builder ETF only:

The Dividend Builder Fund may not:

1. With respect to 75% of the Dividend Builder Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Same with respect to SmartETFs Dividend Builder ETF only.

Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures

There are differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures. The table below summarizes the changes generally, but please see __________ for more information about these topics.

	Target Funds	Acquiring ETFs
Distribution	Shares may be purchased directly from the fund or through financial intermediaries, including platforms.

Individual shares may be purchased in the secondary market on an exchange, through a broker.

New shares may only be purchased directly from an ETF in large groups called “creation units” (10,000 or more shares) and only through an “Authorized Participant”.

Purchase procedures	Shareholders open an account with the fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Authorized Participants may purchase creation units of shares from the Trust.
Exchange rights	Shareholders may exchange into any other Guinness Atkinson Fund	No exchange rights.
Redemption procedures	Shareholders may redeem shares directly from the Fund at NAV at any time and will receive proceeds in cash.

Individual shareholders “exit” their investment in the ETFs by selling shares on the exchange, through a broker.

Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders receive securities, not cash.

Both the Target Funds and the Acquiring ETFs, of a fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.

The Target Funds currently apply a “fair value factor” to value holdings of shares in markets outside the United States. This is applied when the Target Fund’s NAV is determined.

The ETFs will not apply this “fair value factor”, and unless a fair valuation event occurs that requires the adviser to apply the Acquiring ETF’s fair valuation procedures, the Acquiring ETF will generally use the closing market price of securities traded on foreign exchanges, even if they are closed with the NYSE Arca is open for trading in the Acquiring ETF’s shares.

Differences in Purchases of Shares

Target Funds

Shares of each Target Fund are sold at net asset value (“NAV”). Shareholders or prospective shareholders of each Target Fund may purchase shares of a Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by mailing an application or request to Guinness Atkinson Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or by calling 1-800-915-6566. You also may purchase shares through a financial intermediary. The minimum initial investment for each Target Fund is $100 and the minimum subsequent investment is $100

Acquiring ETFs

The Acquiring ETFs will be traded on the NYSE Arca exchange. Individual fund Shares may only be purchased and sold on the exchange through a broker-dealer. If you wish to purchase or sell shares of the Acquiring ETFs, you should contact your broker. You may incur a brokerage fee when purchasing or selling shares of the Acquiring ETFs. Because the Shares trade on an exchange at market prices rather than at the net asset value shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETFs. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETFs will generally be done in increments of 10,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes. The Transaction Fee is:

Acquiring ETF	Transaction Fee
SmartETFs Asia Pacific Dividend ETF	$965
SmartETFs Dividend Builder ETF	$405

The Acquiring ETFs will issue or redeem Creation Units in return for a basket of assets that each Acquiring ETF specifies each day and are effected at the net asset value (“NAV”) net determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Acquiring ETF each day. Shares of the Acquiring ETF may only be purchased or redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent. More information about the purchase and sale of shares in Creation Units can be found in the Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Differences in Exchange Privileges

Target Funds

Shareholders of the Target Funds may exchange shares into the other Guinness Atkinson mutual funds.

Acquiring ETFs

There is no exchange privilege for the Acquiring ETFs. This means that to exit an Acquiring ETF, a shareholder would sell the shares on the exchange.

Differences in Redemption of Shares

Target Funds

Shares of each Target Fund are redeemed directly from the Target Fund at net asset value (“NAV”) on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to Guinness Atkinson Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or by calling 1-800-915-6566. Shareholders may also redeem shares through a financial intermediary.

Acquiring ETFs

The Acquiring ETFs are traded on the NYSE Arca exchange. To exit an investment, an investor would sell individual ETF Shares on the exchange through a broker-dealer. If you wish to sell shares of the Acquiring ETFs, you should contact your broker. You may incur a brokerage fee when selling shares of the Acquiring ETFs. Because the Shares trade on an exchange at market prices rather than at the net asset value shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring ETFs. Redemption activity conducted by Authorized Participants directly with the Acquiring ETFs will generally be done in increments of 10,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Transaction Fee is:

Acquiring ETF	Transaction Fee
SmartETFs Asia Pacific Dividend ETF	$965
SmartETFs Dividend Builder ETF	$405

The Acquiring ETFs will redeem Creation Units in return for a basket of assets that each Acquiring ETF specifies each day and are effected at the net asset value (“NAV”) net determined after the receipt of an order in proper form. Shares of the Acquiring ETF may only be redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent. More information about the purchase and sale of shares in Creation Units can be found in the Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

More detailed information including a comparison is available in the section “Comparison of the Target Fund and Acquiring ETF —Purchase, Redemption and Pricing of Fund Shares” in this Information Statement/Prospectus.

Federal Tax Consequences

Each Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (except with respect to cash, if any, received in lieu of fractional shares). Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. For more information on the tax consequences of a Reorganization, see ________.

Principal Risks

The Acquiring ETFs will operate using the same investment strategies as their respective Target Funds. As a result, the principle risks of the Target Funds also apply to their respective Acquiring ETFs.

In addition, however, the Acquiring ETFs have some additional risks due to their operations as exchange traded funds. These additional risks are:

●	Shares may trade at a price other than Net Asset Value (NAV). Shares of the Acquiring ETFs will be traded on the NYSE Arca during the trading day at market prices. The Acquiring ETFs will have a NAV calculated once daily at the end of the trading day. The market price of a share during the day could be higher or lower than the NAV.

●	Cash Redemption Risk. The Acquiring ETFs may be required to sell portfolio securities if it required to pay cash in redemption of a creation unit to an Authorized Participant. Selling portfolio securities could generate capital gains and when sold, portfolio securities could have declined in value or become illiquid.

●	Redemption Risk. The Acquiring ETF’s shares are not individually redeemable from the Trust, but can only be redeemed by Authorized Participants in large blocks called creation units. If a shareholder wanted to liquidate some or all of their shares in the Acquiring ETFs, they would have to sell the shares on the secondary market at prevailing market prices, which could be lower than NAV.

●	Absence of Active Trading Risk. The Acquiring ETFs shares will be listed on NYSE Arca, but there is no guarantee that an active trading market for the shares will exist at all times.

●	Authorized Participant Concentration Risk. Only financial institutions that enter into an Authorized Participant Agreement with the Trust can engage in creation or redemption transactions. If the Acquiring ETFs Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to Acquiring ETFs NAV, and could face trading halts or delistings.

●	Liquidity Risk. The Acquiring ETFs are subject to liquidity risk, which is the risk that an investment becomes difficult to sell or purchase at a reasonable time or at a reasonable price. Lack liquidity in the Acquiring ETFs shares could make it difficult to sell shares in the secondary market.

●	Fund Cybersecurity Risk. The Acquiring ETFs, like the Target Funds, are more susceptible to cybersecurity risk. Cybersecurity risk includes a variety of intentional and unintended conditions that could impact the ability of an ETF to operate and can impact the way an ETF trades on an exchange. There is no guarantee that defenses to cybersecurity risks imposed by the Acquiring ETFs and their service providers (including the NYSE Arca) will be effective.

For more information, see “Principal Risk Comparison” later in this Information Statement/Prospectus.

INFORMATION ABOUT THE REORGANIZATIONS

Reorganizations

As further explained in this Information Statement/Prospectus, each Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). Under the Reorganization Agreement, each Target Fund will transfer all of its assets to its respective Acquiring ETF in exchange for the assumption of all liabilities of the Target Fund by its corresponding Acquiring ETF and shares of the Acquiring ETF having an aggregate net asset value [(plus cash in lieu of fractional shares, if any)] equal to the aggregate net asset value of the shares of the Target Fund on the closing date for the Reorganization. The shares of an Acquiring ETF will be distributed pro rata to the shareholders of the respective Target Fund in complete liquidation of the Target Fund. Holders of shares of a Target Fund will receive the number of shares of the respective Acquiring ETF [(and cash in lieu of fractional shares, if any)] equal in value to the aggregate net asset value of the shares of the Target Fund that the shareholder held immediately prior to the Reorganization. As a result of each Reorganization, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization, adjusted for the payment of cash in redemption of fractional shares.

The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Acquiring ETF, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

●	the transfer of substantially all of the assets and the liabilities of each Target Fund to its respective Acquiring ETF in exchange for shares of the Acquiring ETF;

●	the distribution of such Acquiring ETF shares to each respective Target Fund’s shareholders; and

●	the termination of the Target Funds as separate series of the Trust.

If the proposed Reorganizations are completed, each Acquiring ETF will acquire substantially all of the assets and the liabilities of its the Target Fund, and shareholders of each Target Fund will receive shares of its Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Reasons for the Proposed Reorganizations

The Reorganizations have been proposed because the Adviser believes that it is in the best interests of each Fund’s shareholders if the Target Fund is merged with its Acquiring ETF because (1) the Acquiring ETF has an identical investment objective and investment strategies as the Target Fund; (2) operating the investment strategy in the ETF model is less expensive than operating in a mutual fund model; (3) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then prevailing market price; and (4) each Acquiring ETF will have a lower total expense ratio than its Target Fund. Although each Target Fund has performed well, the Adviser believes the Acquiring ETFs offer better opportunities for shareholders over the long-term.

Board Considerations

In approving the Plan of Reorganization, the Board, on behalf of each Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of each Fund and that the interests of the Target Fund and Acquiring ETF shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board considered the Reorganizations at meetings held on July 9, 2019;September 9, 2019; February 24, 2020; and May 14, 2020.

The Board considered the following factors, among others, in evaluating the Reorganizations:

●	Each Acquiring ETF is structured to be identical to its respective Target Fund;

●	There are no differences in investment objective, principal investment strategies, principal risks, investment restrictions or portfolio management between the Target Funds and the Acquiring ETFs;

●	Converting the Target Funds into the Acquiring ETFs will create greater potential for long-term viability than continuing to operate each Target Fund as a mutual fund;

●	The Reorganizations will result in lower total expense ratios for the Acquiring ETFs because ETFs have lower operational costs;

●	The Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any);

●	After the Reorganizations, Acquiring ETF shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the exchange;

●	The Reorganizations are not expected to result in any adverse tax consequences to Target Fund shareholders; and

●	The Funds and their shareholders will not bear any of the costs of the Reorganization.

In the course of their discussions, the Trustees considered a variety of information presented by the Adviser. The Board, including all of the Independent Trustees, concluded that the Reorganization of each Target Fund into its corresponding Acquiring ETF was in the best interests of each Fund, as well as each Fund’s respective shareholders, and that each Target Fund’s shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Acquiring ETF is required to approve the Reorganization under Delaware law or under the Trust’s Declaration of Trust.

Under Rule 17a-8 under the 1940 Act, the Reorganizations do not require a vote of the shareholders because:

(i)	neither Target Fund has any policy that, pursuant to Section 13 of the 1940 Act, could not be changed without a vote of a majority of its outstanding voting securities that differs materially from a comparable policy of its Acquiring ETF;

(ii)	the Acquiring ETFs’ advisory fee arrangements are not materially different from the contracts of the Target Funds;

(iii)	the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Acquiring ETF; and

(iv)	after the Reorganizations, the Acquiring ETFs will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan.

The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act. The Board of Trustees of the Trust is composed of five members, four of whom are Independent Trustees. Three of the four Independent Trustees have been elected by Target Fund shareholders. The Board is represented by independent legal counsel.

COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

For each pair of Funds, the investment objectives are identical and their principal investment strategies are similar. The Target Funds’ and the Acquiring ETFs’ investment objective is to seek long-term capital appreciation. The tables below compare the investment objectives and principal investment strategies of the two Funds:

Investment Objectives

	Target Funds	Acquiring ETFs
Guinness Atkinson Asia Pacific Dividend Builder Fund	Dividend income and long-term capital growth.	SmartETFs Asia Pacific Dividend Builder ETF	Same.
Guinness Atkinson Dividend Builder Fund	A moderate level of current income and consistent dividend growth at a rate that exceeds inflation.	SmartETFs Dividend Builder ETF	Same.

Investment Strategies

Asia Pacific Dividend Builder Fund	Target Fund	Acquiring ETF
The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded dividend-producing equity securities of companies economically tied to countries in the Asia Pacific region.	✓	✓
The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 8% for each of the last eight years, and, in the opinion of the Adviser, are likely to grow their dividend over time.	✓	✓
Under normal market conditions the Asia Pacific Dividend Builder Fund will invest in at least four different countries, which include but are not limited to Australia, China, Hong Kong, Singapore, and Taiwan.	✓	✓
The Fund’s allocations among countries may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria).	✓	✓
The Adviser will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies domiciled in countries in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets.	✓	✓
When current market, economic, political or other conditions are unsuitable and would impair the Fund’s pursuit of its investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.	✓	✓
The Fund is designed for investors who seek dividend income and long-term capital appreciation through focused investment in dividend-producing stocks of companies economically tied to the Asia Pacific region.	✓	✓

Dividend Builder Fund	Target Fund	Acquiring ETF
The Dividend Builder Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term.	✓	✓
The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, are likely to grow their dividend over time.	✓	✓
The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies, and may invest in companies in developed markets and emerging markets outside of the United States, including companies in Europe, including France, Germany, Netherlands, Switzerland, the United Kingdom, and countries in Asia, including China, Australia, South Korea and Japan.	✓	✓
When current market, economic, political or other conditions are unsuitable and would impair the Fund’s pursuit of its investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.	✓	✓
The Fund is designed for investors who seek a moderate level of current income and investments in dividend-paying companies that have the ability to increase their dividends consistently over time.	✓	✓

Fundamental Investment Policies

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Information Statement/Prospectus are not fundamental and may be changed without shareholder approval.

The Acquiring ETFs will have the same fundamental investment policies as their respective Target Funds.

Comparison of Principal Risks of Investing in the Funds

The following tables compare the principal risks of the investing in the Target Funds, as identified in each Target Fund’s summary prospectus, with the principal risks of its corresponding Acquiring ETFs. The principal risks for each Target Fund and its respective Acquiring ETF are substantially the same. There are some language variations in the risk disclosures for the Acquiring ETFs as compared to the Target Funds. There are also some risk factors for the Acquiring ETFs relating to exchange traded funds that the Target ETFs do not include. The material risks of the Acquiring ETFs are not expected to change once the Reorganizations occur.

Reorganization 1: Guinness Atkinson Asia Pacific Dividend Builder Fund into SmartETFs Asia Pacific Dividend Builder ETF

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that the securities held by the Fund will declare or pay dividends in the future, or that dividends will remain at current levels or increase.	✓	✓
Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.	✓	✓
Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.	✓	✓
Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.	✓	✓
Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.	✓	✓
Risks of Investing in Asia Pacific Securities. Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments.	✓	✓
Australia. Australia’s economy is more dependent than others on exports, especially in commodities, and key trading relationships with the US, China, Japan, Singapore, the UK and other European countries. Reduction in demand for commodities and services could adversely affect companies in Australia.	✓	✓

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers, could adversely affect the Fund’s investments in China. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.	✓	✓
Hong Kong. Hong Kong companies could be adversely affected by changes in Hong Kong’s relationship with China, of which Hong Kong is a special administrative district. Recent changes in the political and legal structure in Hong Kong (but not the economic structure) could adversely affect companies in Hong Kong. Global reaction to China’s actions with respect to Hong Kong could also adversely affect the Fund’s investments in companies economically tied to Hong Kong. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to Hong Kong.	✓	✓
Singapore. Singapore’s economy relies heavily on exports and trade relationships with other countries. Singapore companies could be adversely affected by changes in its relationships with other countries in the Asia-Pacific region, as well as economic or political developments in other Asian nations that are key trading partners of Singapore.	✓	✓
Taiwan. Taiwan’s economy is more sensitive than others to changes in exports and global trading, and to tensions in Taiwan’s relationship with China. Tensions between Taiwan and China could materially adversely affect companies in Taiwan.	✓	✓
Risks Associated with Investments in Companies outside the United States.
Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal~~,~~ and regulatory ~~and other~~ risks, based on the size of their securities markets, competition for investments, interest rates, ~~and~~ global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs)~~,~~ and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.	✓	✓
Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).	✓	✓
Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities.	✓	✓

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The ~~Fund’s NAV~~ value of ETF shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.	✓	✓
China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.	✓	✓
Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.	✓	✓
Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than ~~US~~ U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.	✓	✓
Emerging Markets Risks. The Fund may invest in companies in emerging markets. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.	✓	✓
Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.	✓	✓
Other Principal Risks
Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.	✓	✓

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.	✓	✓
Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.	✓	✓
Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.	✓	✓
Risks of Investing in ETFs
Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at market prices. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).	No Comparable Risk	✓
Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only one per day, at the end of the day.	No Comparable Risk	✓
Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.	No Comparable Risk	✓

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Costs of buying, selling or holding ETF Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below ’s NAV.	No Comparable Risk	✓
Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses, and could result in tax consequences.	No Comparable Risk	✓
Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.	No Comparable Risk	✓
Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for ETF shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.	No Comparable Risk	✓
Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.	No Comparable Risk	✓

Reorganization Number 2: Guinness Atkinson Dividend Builder Fund into SmartETFs Dividend Builder ETF

Principal Risk	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that the securities held by the Fund will declare or pay dividends in the future, or that dividends will remain at current levels or increase.	✓	✓
Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may become worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.	✓	✓
Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.	✓	✓
Global Risks. The Fund invests in companies in multiple countries globally, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.	✓	✓
Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.	✓	✓
Risks Associated with Investments in Companies outside the United States.
Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.	✓	✓
Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).	✓	✓

Principal Risk	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
European Securities. The Fund may invest in companies in France, Germany, Netherlands, Switzerland, and the United Kingdom. Companies in countries in the European Union may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.	✓	✓
Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and Taiwan. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers. Countries in Asia may be more dependent on global trade relationships; interruptions in global trade could adversely affect securities of companies in Asia.	✓	✓
Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities.	✓	✓
Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The ~~Fund’s NAV~~ value of ETF shares could decline if the foreign currency of a market in which the Fund declines against the US Dollar.	✓	✓
Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.	✓	✓
Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.	✓	✓
Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.	✓	✓

Principal Risk	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Other Principal Risks
Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.	✓	✓
Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.	✓	✓
Liquidity Risk. The Funds invest in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.	✓	✓
Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.	✓	✓
Risks of Investing in ETFs
Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. ETF Shares are bought and sold in the secondary market at market prices. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).	No Comparable Risk	✓
Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only one per day, at the end of the day.	No Comparable Risk	✓
Market Price could vary from NAV due to foreign holdings. The market price of an ETF Share on the exchange may differ from the NAV. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF Shares and the value of the Fund’s underlying portfolio. This could lead to differences between market price of ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to ETF Shares trading at a premium or discount.	No Comparable Risk	✓

Principal Risk	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Costs of buying, selling or holding ETF Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.	No Comparable Risk	✓
Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses, and could result in tax consequences.	No Comparable Risk	✓
Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.	No Comparable Risk	✓
Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for ETF Shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of the ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.	No Comparable Risk	✓
Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Funds may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, ETF Shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.	No Comparable Risk	✓

Performance History

For each reorganization, the Acquiring ETF will be the surviving legal entity, and each Acquiring ETF will adopt the accounting history of its Target Fund. As a result, each Acquiring ETF will assume the performance history of its respective Target Fund when the Reorganization closes.

Past Performance - Target Funds. The following performance information indicates some of the risks of investing in the Target Funds. The bar chart for each Target Fund shows the Target Fund’s performance for the calendar years ended December 31. The table illustrates how the Funds’ average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. A Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.gafunds.com, the Target Funds’ Website, or by calling the Funds toll-free at (800) 915-6566.

As of the date of this Information Statement, the Acquiring ETFs have not commenced operations and therefore, have no calendar year performance information. When the Conversion occurs, each the Acquiring ETF will assume the performance history of its corresponding Target Fund at the closing of its Reorganization. No performance information is provided here for the Acquiring ETFs because they are not yet operational.

Asia Pacific Dividend Builder

The following performance information indicates some of the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF. The SmartETFs Asia Pacific Dividend Builder ETF will not commence operations until after the closing of the Reorganization. At that time, SmartETFs Asia Pacific Dividend Builder ETF will adopt the performance history of its predecessor Fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF by showing how the predecessor Fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor Fund’s average annual returns compare with those of two broad-based indices. Unlike the predecessor Fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Fund’s website, www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 20.79% (for the quarter ended September 30, 2010). The worst performance was -20.43% (for the quarter ended September 30, 2011).

Average Annual Total Returns as of 12/31/19	One year	Five Years	Ten Years
Guinness Atkinson Asia Pacific Dividend Builder Fund
Return Before Taxes	20.33%	7.37%	7.18%
Return After Taxes on Distributions(1)	19.81%	6.57%	6.53%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.97%	5.76%	5.76%
MSCI AC Pacific ex Japan Index (Net Return) (Reflects No Deductions for Fees and Expenses)	20.30%	6.45%	6.01%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Dividend Builder

The following performance information indicates some of the risks of investing in the SmartETFs Dividend Builder ETF. The SmartETFs Dividend Builder ETF will not commence operations until after the closing of the Reorganization. At that time, SmartETFs Dividend Builder ETF will adopt the performance history of its predecessor Fund, the Guinness Atkinson Dividend Builder Fund.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Dividend Builder ETF by showing how the predecessor Fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor Fund’s average annual returns compare with those of two broad-based indices. Unlike the Fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Guinness Atkinson Fund’s website, www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 11.89% (for the quarter ended March 31, 2019). The worst performance was -8.69% (for the quarter ended December 31, 2018).

Average Annual Total Returns as of 12/31/19	One year	Five Years	Since Inception (March 30, 2012)
Guinness Atkinson Dividend Builder ETF
Return Before Taxes	26.71%	8.70%	10.50%
Return After Taxes on Distributions(1)	25.91%	8.02%	9.65%
Return After Taxes on Distributions and Sale of Fund Shares(1)	16.59%	6.80%	8.37%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	27.67%	8.73%	10.02%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT OF THE FUNDS

The Investment Adviser

Guinness Atkinson Asset Management, Inc., a Delaware corporation, serves as investment adviser to each Target Fund and each Acquiring ETF. GAAM has been an investment adviser to each Target Fund since inception. As of August 31, 2020, GAAM managed approximately $320 million in client assets. GAAM maintains its principal offices at 225 South Lake Avenue, Suite 216, Pasadena, CA 91101.

Under the terms of its investment advisory agreement, GAAM is responsible for formulating each Fund’s investment program and for making day-to-day investment decisions and engaging in portfolio transactions. GAAM also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations. The Acquiring ETFs have adopted the same investment advisory agreement as the Target Funds. The Acquiring ETFs have also entered into an administration agreement with GAAM, under which no compensation is paid, for additional administrative services that are provided to the Acquiring ETFs relating to listing the Acquiring ETFs on a national securities exchange.

Pursuant to the investment advisory agreement, each Fund pays GAAM a management fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

Fund	Management Fee
Guinness Atkinson Asia Pacific Dividend Builder Fund – Target Fund	1.00%
SmartETFs Asia Pacific Dividend Builder ETF – Acquiring ETF	0.75%
Guinness Atkinson Dividend Builder Fund – Target Fund	0.45
SmartETFs Dividend Builder ETF - Acquiring ETF	0.45%

GAAM has agreed to waive its advisory fee or reimburse operating expenses to limit total operating expenses of the Target Funds at least through June 30, 2024, so that total ordinary annual fund expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) do not exceed 1.10%, for the Guinness Atkinson Asia Pacific Dividend Builder Fund, and 0.68% for the Guinness Atkinson Dividend Builder Fund.

For the Acquiring ETFs, GAAM has agreed to waive its advisory fee or reimburse operating expenses to limit total operating expenses of the Acquiring ETFs at least through June 30, 2024, so that total ordinary annual fund expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) do not exceed 0.78%, for the SmartETFs Asia Pacific Dividend Builder ETF, and 0.65% for the SmartETFs Dividend Builder ETF, of the average daily net assets of the respective ETF.

For the fiscal year ended December 31, 2019, the Adviser received an advisory fee (net of any fee waiver) equal to the following percentages of the respective Target Fund’s average daily net assets:

Fund	Net Management Fee
Guinness Atkinson Asia Pacific Dividend Builder Fund
Guinness Atkinson Dividend Builder Fund

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement between GAAM and the Acquiring ETFs is available in the semi-annual shareholder report for the period ending June 30, 2020, which is on file with the SEC on the Edgar system, Accession No. _____________________.

Portfolio Managers

The Target Funds and the Acquiring ETFs are managed by the following co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

	Target Fund	Acquiring ETF
GAAM Portfolio Managers
Edmund Harris, co-portfolio manager	Guinness Atkinson Asia Pacific Dividend Builder Fund	SmartETFs Asia Pacific Dividend Builder Fund
Mark Hammonds, co-portfolio manager	Guinness Atkinson Asia Pacific Dividend Builder Fund	SmartETFs Asia Pacific Dividend Builder ETF
Dr. Ian Mortimer, co-portfolio manager	Guinness Atkinson Dividend Builder Fund	Guinness Atkinson Dividend Builder ETF
Matthew Page, co-portfolio manager	Guinness Atkinson Dividend Builder Fund	Guinness Atkinson Dividend Builder ETF

Edmund Harriss and Mark Hammonds are the co-portfolio managers for the Guinness Atkinson Asia Pacific Divided Builder Fund and will serve as co-portfolio managers for the SmartETFs Asia Pacific Dividend Builder ETF.

Dr. Ian Mortimer and Matthew Page are the co-portfolio managers for the Guinness Atkinson Dividend Builder Fund and will serve as co-portfolio managers for the SmartETFs Dividend Builder ETF.

Co-portfolio managers of each of the Target Funds and the Acquiring ETFs are primarily and jointly responsible for the day-to-day management of the funds’ respective investment programs.

The Acquiring ETFs’ Statement of Additional Information dated ______________ __, 20__ provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

Other Service Providers

The Acquiring ETFs will use the same service providers as currently used by the Target Funds:

Role	Service Provider
Administrator	Mutual Fund Administration, LLC, located at 2220 East Route 66, Suite 226, Glendora, CA 91740.
Fund Accounting Agent	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Transfer Agent	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Custodian	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529.

The Acquiring ETFs will also use an additional transfer agent to provide recordkeeping and shareholder services for former direct shareholders of the Target Funds. This additional transfer agent is:

[XXX][TO BE UPDATED]

Information about the ETFs’ administrator, fund accountant and transfer agent, and custodian can be found in the Target Funds’ Statement of Additional Information dated May 1, 2020 as supplemented September 16, 2020 and in the Acquiring ETFs’ Statement of Additional Information, attached as Exhibit __.

Purchase, Redemption and Pricing of Fund Shares

The procedures for purchase and redemption of shares of the Target Funds and the Acquiring ETF are not identical. Additional information about the purchase, redemption and pricing can be found in the prospectuses for the Target Funds and the Acquiring ETFs.

Purchases and Redemptions/Sales of Fund Shares

Target Funds

The Target Funds are mutual funds, and investors can purchase and redeem shares directly from the Funds or indirectly through intermediaries. Investors may purchase, exchange or redeem each Target Fund’s shares at that Target Fund’s NAV next computed after receipt of the order. Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open. On holidays and other days when the NYSE is closed, the Target Fund’s NAV is not calculated and the Target Fund does not accept buy or sell orders. However, the value of the Target Fund’s assets may still be affected on those days, because the Target Fund holds foreign securities that trade on days that foreign securities markets are open.

To purchase, exchange or redeem shares of the Target Funds, investors must submit orders to the Target Funds by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.

Investors who wish to purchase, exchange or redeem Target Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Target Funds may be placed.

The Target Funds impose a 2% redemption fee on redemptions of shares held less than 30 days. The Target Funds also impose a wire fee for transactions by wire. When shares are redeemed from the Target Funds, the redemption proceeds are delivered to the shareholder within seven days.

Acquiring ETFs

The Acquiring Funds are ETFs. ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.

Individual shareholders do not pay a redemption fee to the Trust when selling shares on the exchange. When a shareholder purchases or sells shares on the exchange, the purchase and sale are handled through the shareholder’s brokerage account.

In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or narrow) if the Fund has a lot of trading volume and market liquidity and higher (or wider) if the Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. Generally, the Acquiring ETFs will only issue or redeem ETF shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor, as discussed in the Purchase and Issuance of Creation Units section of the Statement of Additional Information. The Acquiring ETFs will issue or redeem Creation Units in return for a basket of assets that each ETF specifies each day. In limited circumstances, ETF shares may be individually issued outside of Creation Units to participants in a dividend reinvestment program offered by a broker.

Pricing

The procedures for calculating the net asset value of shares are substantially similar for both the Target Funds and the Acquiring ETFs.

Net Asset Value. For both the Target Funds and the Acquiring ETFs, the NAV of the Fund is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time) on each day a Fund is open for business.

For both the Target Funds and the Acquiring ETFs, NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. Under normal conditions, a Fund’s securities are valued based upon readily available price quotations. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.

Fair Value Pricing. If market quotations do not accurately reflect fair value for a security, or if such valuations do not reflect current market values, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that, in the judgment of the Adviser, does not represent fair value. A Fund also may fair value a security if the Fund or the Adviser believes that the market price is stale. Under the Funds’ fair valuation process, when a fair valuation event occurs, a committee that includes representatives from the Adviser, the Custodian, and the Funds’ Chief Compliance Officer, convenes to review pricing information and determine the fair value of the security in question.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

Both the Target Funds and the Acquiring Funds hold securities traded on foreign securities markets. When events occur after the close of a foreign market, but before a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets), this can affect the opening trading prices of foreign securities when foreign markets open on the following business day. If such events occur, an affected Target Fund will value foreign securities at fair value, taking into account such events, in calculating NAV. The Target Fund uses a “fair valuation factor” provided by a third-party pricing service. This is a fair valuation method included in the Funds’ fair valuation policy. When used, fair valuation factors can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

By contrast, the Acquiring ETFs generally will not use a fair valuation factor during the time that they are trading on an exchange. The Acquiring ETFs will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is included in the Fund’s portfolio (and the Fund’s NAV) will be the closing price on that security’s local market, updated for currency changes, until that local market opens again. As a result, the Fund’s NAV may be calculated using “stale” prices of foreign securities; and the bid/ask spread and resulting premium/discount to the Fund’s NAV may widen because local market prices will not change until local markets re-open. In that case, the prices used in calculating the Fund’s NAV could be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. This may contribute to a Fund’s NAV varying more widely from its market price.

Frequent Trading/Market Timing

The Target Funds and the Acquiring ETFs have different approaches to frequent trading or market timing.

Target Funds

Each Target Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns. Frequent trading of Target Fund shares or market timing can disrupt a Target Fund’s investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Target Funds do not believe that it is in the interests of their shareholders to accommodate market timing, and have adopted policies and procedures designed to discourage these practices.

To discourage market timing activity, the Target Funds reserve the right to restrict or refuse any purchase orders or exchanges, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Target Fund shares is believed by the Adviser to be harmful to the Target Funds) and without prior notice. The Target Funds may reject any purchase or exchange request that the Target Funds regard as disruptive to efficient portfolio management.

Of the Target Funds, the Adviser believes that Asia Pacific Dividend Builder Fund is more susceptible to frequent trading, because it holds securities in markets that open and close before the US markets begin daily operations and there is an inherent time lag between the last valuation point in these markets and the valuation point for the Target Funds. Each of the Target Funds systematically utilizes fair value pricing to prevent market timers from engaging in time zone arbitrage. In addition, the Asia Pacific Dividend Builder Fund imposes a redemption fee on all Fund shares held for 30 days or less. The redemption fee is 2% of the value of the shares being redeemed if a shareholder redeems or exchanges shares of the Asia Pacific Dividend Builder Fund within 30 days of purchase. There is no redemption fee on the redemption or exchange of shares acquired through reinvestment of distributions. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if a shareholder bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from shareholder redemption proceeds and is retained by the Fund for the benefit of its long-term shareholders. Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances including when it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee, or upon redemptions by seed investors.

The Adviser has some limited procedures in place to identify abusive trading in the Guinness Atkinson funds complex, of which the Target Funds are a part. Identifying abusive trading activity is complex and subjective and the Funds may not identify all trades or trading practices that might be considered abusive, in part because the Funds receive purchase and sale orders through group or omnibus accounts. The Funds have entered into information sharing agreements with financial intermediaries under which these intermediaries must provide the Funds, at the Funds’ request, with information about their customers that invest in the Funds through omnibus accounts. The Funds will use this information, if possible, to identify abusive trades or trading practices and restrict or reject trades and impose the redemption fee. The financial intermediaries are contractually required to follow the Funds’ instructions to restrict or prohibit future purchases by shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. There is no guarantee that information provided by financial intermediaries will be accurate or that the Funds will be able to use that information to discover and restrict or prevent abusive trading. The Funds’ ability to monitor or discourage abusive trading practices in omnibus accounts may be limited.

Funds that primarily hold foreign securities often value their assets as of the close of the relevant local markets, although the time at which these funds calculate their net asset value per share (the “Valuation Point”) may be much later in the day. The resulting potential arbitrage between a security’s value at the local market close and the Valuation Point may give rise to market timing of such funds. With respect to the Target Funds, the fair value pricing procedure is one measure to discourage such behavior, as is the redemption fee which is imposed on the Asia Pacific Dividend Builder Fund.

Acquiring ETFs

For the Acquiring ETFs, no redemption fee is imposed except for the Transaction Fee imposed on redemption of creation units, which can only be carried out by Authorized Participants. Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not exchange-traded shares), frequent trading of exchange traded shares on the secondary market does not disrupt portfolio management, increase the ETF’s trading costs, lead to realization of capital gains, or otherwise harm ETF shareholders. A few institutional investors are authorized to purchase and redeem shares directly with the ETF (Authorized Participants). When these trades are effected in-kind (i.e., for securities and not cash), they do not cause any of the potentially harmful effects (noted above) that may result from frequent cash trades. Moreover, the Acquiring ETFs impose a Transaction Fee on in-kind purchases and redemptions to cover the custodial and other costs incurred by the ETFs in effecting in-kind trades, such as when an investor substitutes cash in part or in whole for securities, reflecting the fact that the ETF’s trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in ETF shares for the Acquiring ETFs.

Dividends, Distributions and Taxes

Each Fund intends to pay income and capital gains distributions at least once a year and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Funds or receive these distributions in cash. Dividends and distributions from each Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-800-___-_____ or send a written notification to Guinness Atkinson Funds, c/o [________________________].

Sales Loads

Neither the Target Funds nor the Acquiring ETFs charge sales loads or deferred sales loads.

Rule 12b-1 Distribution Plan

Both the Target Funds and the Acquiring ETFs have adopted the same Rule 12b-1 Distribution Plan, which is a “defensive” plan. No affirmative payments are made under that plan by either the Target Funds or the Acquiring ETFs.

Taxes

Dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-deferred account). Dividends paid by a Target Fund or an Acquiring ETF out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by a Target Fund or an Acquiring ETF of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the fund or ETF.

Redemptions of shares of a Target Fund, and sales of shares of an Acquiring ETF, are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

Distributions by a Target Fund or an Acquiring ETF may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Target Funds or the Acquiring ETFs.

FINANCIAL HIGHLIGHTS

The fiscal year end of each of the Target Funds and the Acquiring ETFs is December 31. The financial highlights for each Target Fund are included in Exhibit B, and have been derived from financial statements audited by Tait, Weller & Baker LLP, except for information provided for the six months ended June 30, 2019, which is unaudited.

The financial highlights of each Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Funds for the fiscal year ended December 31, 2019, which have been audited by Tait, Weller & Baker LLP, the registered independent public accounting firm for the Target Funds and the Acquiring ETFs; and (ii) the Semi-Annual Report to shareholders of the Target Funds for the six months ended June 30, 2019, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 226 South Lake Avenue, Suite 216, Pasadena, CA 91101, and are incorporated by reference into this Information Statement/Prospectus.

As of the date of this Information Statement/Prospectus, the Acquiring ETFs have not commenced operations and have no financial highlights. The Acquiring ETFs will assume the accounting history of their respective Target Funds at the closing of the Reorganization.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A. Each Target Fund and its corresponding Acquiring ETF will be entering into a separate Plan of Reorganization, and they are identical.

Each Plan of Reorganization provides that substantially all of the assets and liabilities of each Target Fund will be transferred to its corresponding Acquiring ETF in exchange for shares of the Acquiring ETF. The shares of the Acquiring ETF issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on [______________________], 2020 (the “Closing Date”). Upon receipt by the Target Fund of the shares of the Acquiring ETF, the Target Fund will distribute Acquiring ETF shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Acquiring ETF shares to the corresponding Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring ETF in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Acquiring ETF. Such newly-opened accounts on the books of the Acquiring ETF will represent the respective pro rata number of shares of the Acquiring ETF that the corresponding Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the corresponding Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring ETF in the Reorganization.

Terms of the Reorganization

Pursuant to each Plan of Reorganization, on the Closing Date, each Target Fund will transfer to the Acquiring ETF all of its assets in exchange solely for shares of the corresponding Acquiring ETF. The aggregate net asset value of the shares issued by the Acquiring ETF will be equal to the value of the assets of the corresponding Target Fund transferred to the Acquiring ETF as of the Closing Date, as determined in accordance with the Acquiring ETF’s valuation procedures, net of the liabilities of the Target Fund assumed by the Acquiring ETF. Each Target Fund expects to distribute the shares of the corresponding Acquiring ETF to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

Each Plan of Reorganization contains customary representations, warranties, and conditions. Each Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Capitalization [TO BE UPDATED]

The following tables set forth, as of July 31, 2020, (a) the unaudited capitalization of each Target Fund and (b) the unaudited pro forma combined capitalization of each Acquiring ETF assuming the proposed Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Target Fund share purchase, redemption and market activity.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Guinness Atkinson Asia Pacific Dividend Builder Fund (Target Fund)	$3,622,150	233,472	$15.51
SmartETFs Asia Pacific Dividend ETF (Acquiring ETF) (Pro forma)*	$3,622,150	233,472	$15.51

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Guinness Atkinson Dividend Builder Fund (Target Fund)	$16,567,649	829,411	$19.98
SmartETFs Dividend Builder ETF (Acquiring ETF) (Pro forma)*	$16,567,649	829,411	$19.98

*	Reflects the estimated pro forma capitalization of the Acquiring Fund at July 31, 2020 as though the Reorganization had occurred on July 31, 2020 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The following table shows each Target Fund’s portfolio turnover rate; no portfolio turnover rate is shown for the Acquiring ETFs because they are not yet operational. The Adviser expects the portfolio turnover rates for the Acquiring ETFs to be comparable to the rates for the Target Funds. The portfolio turnover rates for the Target Funds are set forth below:

Target Fund	Portfolio Turnover Rate
Guinness Atkinson Asia Pacific Dividend Builder Fund	32.99%
Guinness Atkinson Dividend Builder Fund	18.51%

Federal Income Taxes

The combination of each Target Fund and the corresponding Acquiring ETF in each Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition of the closing of each Reorganization, the Trust will receive a legal opinion from Practus LLP to the effect that the Reorganization should be a tax-free reorganization. Accordingly, neither the applicable Target Fund nor its shareholders should recognize gain or loss as a result of the Reorganization. For each Reorganization, the tax basis of the Acquiring ETF shares received should be the same as the basis of the corresponding Target Fund shares exchanged and the holding period of the Acquiring ETF shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by a Target Fund prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date of the Reorganization. As of the date of this Information Statement/Prospectus, for each Reorganization, the Adviser intends to sell a small portion of the securities held by a Target Fund in anticipation of the Reorganization, and may do so in the ordinary course of business before the Reorganization.

[To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. If the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by other capital losses or available capital loss carryforwards. The actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced globally during 2020 arising from the COVID-19 pandemic.

For each Reorganization, prior to the Closing Date of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.]

Portfolio Repositioning

The Target Funds and the Acquiring ETFs use the same investment strategies. No changes in the Target Fund portfolios are required to “align” the portfolios with the Acquiring ETFs.

The Target Funds hold shares of non-US companies traded on foreign securities markets, including in markets that do not permit the in-kind transfer of securities from one fund to another fund.

In one market in which the Guinness Atkinson Asia Pacific Dividend Builder Fund holds shares, in-kind transfer is not permitted at all. If that Target Fund still holds positions in that market as the closing date approaches, the Target Fund will have to sell its position, transfer the cash to the Acquiring ETF in the Reorganization, and the Acquiring ETF could acquire a new position in the same security, if desired, after the Closing Date or establish positions in different securities after the closing.

The Adviser expects that the Guinness Atkinson Asia Pacific Dividend Builder Fund will sell portfolio securities representing up to [3%] of its portfolio in advance of the closing, by selling specific securities positions that cannot transfer “in-kind” to the corresponding Acquiring ETF. This means that the Guinness Atkinson Asia Pacific Dividend Builder Fund will realize and recognize capital gains. Although the Target Fund has capital loss carryforwards which will apply to reduce net capital gains subject to distribution, it could result in increasing the amount of realized net capital gains to be distributed to shareholders prior to the Closing Date. The Target Fund would also have to pay brokerage or other transaction costs and transfer taxes for foreign securities transactions if a portfolio position must be sold because it cannot transfer “in kind”. As of the date of this Information Statement/Prospectus, the Guinness Atkinson Asia Pacific Dividend Builder Fund expects to sell one portfolio position and pay associated costs as follows:

Target Fund	Anticipated Transactions	Anticipated Brokerage/Transaction Costs
Guinness Atkinson Asia Pacific Dividend Builder Fund	[2.5-3.5%]	$XX ($____ per share)

The actual brokerage and other transaction costs will vary depending upon market conditions, shareholder activity, and the Target Fund’s actual portfolio holdings when its Conversion occurs. Capital gains realized by a Target Fund, to the extent not offset by capital losses or capital loss carryforwards, would be distributed to Target Fund shareholders.

The Adviser has committed to reimburse the Target Funds for brokerage commission costs and local transfer taxes associated with sales of securities in foreign markets that do not permit securities to be transferred “in-kind”.

Expenses of the Reorganization

The costs of the Conversion will be borne by the Adviser. The costs associated with the Conversion are expected to be approximately $XXX,000, not including the brokerage costs, if any, associated with the sale of Target Fund securities before the closing date of the Conversions. The Adviser believes that the Acquiring ETFs will incur minimal costs to reposition the portfolios after the Conversions.

Share Certificates

No certificates for shares of the Acquiring ETF will be issued in connection with the Reorganization.

OTHER INFORMATION

Shareholder Information

[TO BE UPDATED}

As of _____________, 2020, there were __________ shares outstanding of Guinness Atkinson Asia Pacific Dividend Builder Fund. As of ______________, 2020, no person was known by this Target Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Owned

As of ____________, 2020, there were __________ shares outstanding of the Guinness Atkinson Dividend Builder Fund. As of ____________, 2020, no person was known by this Target Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Owned

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Obligations

Each Target Fund and its respective Acquiring ETF are series of the Trust, a statutory trust organized under the laws of the state of Delaware. Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring ETF, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring ETFs do not intend to hold future regular annual or special meetings of their shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to the Fund at 225 South Lake Avenue, Suite 216, Pasadena, CA 91101. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [                    ], 2020, by and between Guinness Atkinson Funds, a Delaware statutory trust (the “Trust”), on behalf of Guinness Atkinson Dividend Builder Fund, a separate series of the Trust (the “Target Fund”), and the Trust, on behalf of SmartETFs Dividend Builder ETF, a separate series of the Trust (the “Acquiring Fund”, and together with the Target Fund, the “Funds”). Guinness Atkinson Asset Management, Inc. (“GAAM” or the “Adviser”) joins this Agreement solely for the purposes of Article IX and Section 10.02 hereof.

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

WHEREAS, each of the Target Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund expects to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Funds intend (i) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulation Section 1.368-2(g), and (ii) that for United States federal income tax purposes the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Code; and

WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each of the Target Fund and the Acquiring Fund participating in the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises and of the covenants and agreements hereinafter set forth, the parties hereby agree to enter into the Reorganization transaction which will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in Section 1.03) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Section 3.01), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; all upon the terms and conditions as set forth in this Agreement, as follows:

Article I.	REORGANIZATION

Section 1.01	THE EXCHANGE.

Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Target Fund Stated Liabilities (as defined in Section 1.03), computed in the manner and as of the time and date set forth in Section 2.01, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 2.02; and (ii) assume the Target Fund Stated Liabilities described in Section 1.03. Such transactions shall take place at the closing (the “Closing”) provided for in Section 1.03. If brokers or the Transfer Agent are not capable of holding fractional shares for Target Fund Shareholders, the value of such fractional shares will be paid to Target Fund Shareholders in cash in redemption of such fractional shares.  The Target Fund and the Acquiring Fund agree that any payment of cash for fractional shares in accordance with this Agreement will be treated for federal income tax purposes as (x) a redemption of such fractional shares in exchange for cash, followed immediately by (y) an exchange of shares of the Target Fund for shares of the Acquiring Fund.

Section 1.02        ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Trust, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 7.02 and other than the rights of the Trust, on behalf of the Target Fund, under this Agreement (the “Assets”).

Section 1.03        LIABILITIES TO BE ASSUMED. The Trust, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to Section 5.02 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

Section 1.04        STATE FILINGS. Prior to the Closing Date, the Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.

Section 1.05        LIQUIDATION AND DISTRIBUTION OF ACQUIRING FUND SHARES. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be in exchange for the Target Fund shares and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated as a separate series of the Trust. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. For shareholders of the Target Fund that have not delivered information concerning brokerage accounts to receive the Acquiring Fund Shares, Acquiring Fund Shares may be held by a Transfer Agent for the benefit of Target Fund Shareholders pending delivery of brokerage account information.

Section 1.06        OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

Section 1.07        TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

Section 1.08        REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund, up to and including the Closing Date.

Section 1.09        BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

Section 1.10        ACTION BY THE TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.

Article II.	VALUATION

Section 2.01         VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.02, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.02         VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in Section 2.01 above, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.03         DETERMINATION OF VALUE. All computations of net asset value and the value of securities transferred under this Article II shall be made by Brown Brothers Harriman & Co., (“BBH”), the Trust’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

Article III.	CLOSING AND CLOSING DATE

Section 3.01         CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the _____ quarter of 2020, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of _____________________________________, or at such other time and/or place as the parties may agree.

Section 3.02         CUSTODIAN’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Trust, on behalf of the Target Fund, shall be transferred and delivered by the Trust, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

Section 3.03        EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Fund or the Acquiring Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

Section 3.04        TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

Section 3.05        DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Section 3.06        FAILURE TO DELIVER ASSETS. If the Trust, on behalf of the Target Fund, is unable to make delivery pursuant to Section 3.02 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

Article IV.	REPRESENTATIONS AND WARRANTIES

Section 4.01         REPRESENTATIONS OF THE TRUST ON BEHALF OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a)	The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Target Fund. The Target Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b)	The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c)	The Registration Statement on Form N-14 of the Trust with respect to the Acquiring Fund and the Information Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Trust, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Trust in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)	The Trust’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e)	The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound.

(f)	The Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in Section 5.02 hereof.

(g)	No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)	The audited financial statements of the Target Fund for the fiscal year ended December 31, 2019, which have been audited by Tait Weller, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)	There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended December 31, 2019, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in Section 4.01(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this Section 4.01(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j)	Since [ ], 20__ there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k)	As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Trust, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)	The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in Section 3.04. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m)	At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to Section 1.02, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n)	(i) The Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)	The information to be furnished by the Trust, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated is accurate and complete in all material respects.

(p)	The Target Fund has qualified, elected to qualify, and been eligible to be treated as a “regulated investment company” under the Code (a “RIC”) in respect of each taxable year since its commencement of operations; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and is treated as and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements applicable to a RIC imposed by the Code for the taxable year ending on the Closing Date.

(q)	Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r)	Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards), if any, in all taxable periods or years ending on or before the Closing Date.

(s)	The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

Section 4.02         REPRESENTATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Target Fund, as follows:

(a)	The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)	The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund. The Acquiring Fund has not commenced operations and will not do so until after the Closing; and immediately before the Closing, Acquiring Fund will be a shell series of the Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purposes of acquiring the Assets, assuming the Liabilities, and continuing Target Fund’s business.

(c)	The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.02(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Trust, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Trust, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by the Trust, with respect to the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)	The current prospectus and statement of additional information of the Trust relating to the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e)	The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound.

(f)	No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)	Since [ ], 2020, there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(h)	Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax for each subsequent taxable year. .

(i)	The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. There shall be no issued and outstanding shares of an Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment management and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as an Acquiring Fund’s sole shareholders. The Initial Shares have been or will be redeemed by each Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by each Acquiring Fund in a non-interest bearing account. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(j)	At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(k)	The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)	The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(m)	The information to be furnished by the Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(n)	Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

Article V.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

Section 5.01         OPERATION IN ORDINARY COURSE. Subject to Sections 7.02 and 7.05, the Trust, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate transfers of assets, the Adviser may limit portfolio transaction activity on behalf of a Target Fund for a period of up to [___] days prior to the Closing date.

Section 5.02         STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Trust, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Trust, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Trust, on behalf of the Target Fund.

Section 5.03         ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust, on behalf of the Target Fund, shall make available to the Trust’s officers and agents all books and records of the Target Fund and the Trust, on behalf of the Acquiring Fund, shall make available to the Trust’s officers and agents all books and records of the Trust relating to the Acquiring Fund.

Section 5.04         ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

Section 5.05         CONTRACT TERMINATION. The Trust, on behalf of the Target Fund, will terminate all agreements to which the Trust, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

Section 5.06         FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

Section 5.07         PREPARATION OF REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

Section 5.08         TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund (nor the Trust, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Practus, LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Practus, LLP).

Section 5.09         REASONABLE BEST EFFORTS. The Trust, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

Section 5.10         AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

Section 5.11         STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

Section 5.12         INFORMATION STATEMENT. The Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus contained in the Registration Statement on Form N-14, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

Article VI.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

Section 6.01         All representations, covenants and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 6.02         The Board has approved this Agreement with respect to the Target Fund.

Section 6.03         As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Article VII.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Trust, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

Section 7.01         All representations, covenants and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 7.02         Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

Section 7.03         The Board has approved this Agreement with respect to the Acquiring Fund.

Section 7.04         As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

Section 7.05         The Trust, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

Article VIII.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

Section 8.01         The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

Section 8.02         All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and/or exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

Section 8.03         The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

Section 8.04         As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund or the Trust or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.05         The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Practus, LLP, United States tax counsel to the Acquiring Fund and the Target Fund (the “Tax Opinion”), substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.05. Such Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

Article IX.	EXPENSES

Section 9.01         Except as otherwise provided herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by GAAM either directly or through fee waivers or reimbursements, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. Such reorganization expenses include, but are not limited to:

(a)	Costs and expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement including board materials and meetings;

(b)	expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;

(c)	registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders;

(d)	postage;

(e)	printing;

(f)	accounting and auditing fees; and

(g)	legal fees including obtaining required opinions of counsel.

Section 9.02         GAAM agrees that all such fees and expenses so borne and paid, shall be paid directly by GAAM to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

Article X.	TERMINATION; AMENDMENT

Section 10.01       This Agreement may be terminated by the mutual agreement of the Trust, on behalf of each of the Acquiring Fund or the Target Fund. In addition, the Trust, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a)	a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b)	a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

Section 10.02       In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Fund or the Acquiring Fund, the Trust, or any Trustee or officer of the Trust. In such event, GAAM shall bear the expenses incurred by the Target Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in Section ___. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive, and GAAM shall be reimbursed for any payments made under this provision to the extent of any recovery received by the Target Fund or the Acquiring Fund for willful default.

Section 10.03       AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of each of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.

Article XI.	LIMITATIONS OF LIABILITY; MISCELLANEOUS

Section 11.01       LIABILITY. The names “Guinness Atkinson Funds” and “Trustees of Guinness Atkinson Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated [____________], as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of Corporations for the State of Delaware and at the principal office of the Trust. The obligations of Guinness Atkinson Funds entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

Section 11.02       HEADINGS. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.03       COUNTERPARTS & SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

Section 11.04       GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 11.05       SUCCESSORS & ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 11.06       VALIDITY. Each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or term or the remaining provisions or terms of this Agreement.

Section 11.07       FURTHER ASSURANCES. Each Party agrees to use its best efforts to take any action, execute or deliver any document, and to do all things necessary and appropriate under the provisions of this Agreement and under applicable Law to consummate and make effective the transactions contemplated by this Agreement.

Section 11.08       The Trust, on behalf of each of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

Article XII.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) addressed to the applicable party:

Target Fund:	Acquiring Fund:
James J. Atkinson Guinness Atkinson Funds 225 South Lake Avenue, Suite 216 Pasadena, CA 91101	James J. Atkinson Guinness Atkinson Funds 225 South Lake Avenue, Suite 216 Pasadena, CA 91101

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Guinness Atkinson Funds, on behalf Guinness Atkinson Dividend Builder Fund (Target Fund)		Guinness Atkinson Funds, on behalf of SmartETFs Dividend Builder ETF (Acquiring Fund)
By:		By:
Name:	James J. Atkinson	Name:	James J. Atkinson

Title: President		Title: President
Guinness Atkinson Asset Management, Inc., solely with respect to Article IX and Section 10.02 hereof
By:
Name:	James J. Atkinson
Title:	Chief Executive Officer

EXHIBIT B
FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the SmartETFs Asia Pacific Dividend Builder ETF’s and SmartETFs Dividend Builder ETF’s financial performance for the past five years. Each of the SmartETFs Asia Pacific Divided Builder ETF and the SmartETFs Dividend Builder ETF have adopted the performance history of their respective predecessor funds, which were operated as mutual funds. The financial information shown below is for the predecessor mutual funds for the periods prior to inception of the ETFs on ________ __, 20__.

Some information reflects financial results for a single share of the predecessor mutual funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the mutual funds, which the Adviser believes is an accurate representation of how the ETFs would have performed., assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements is included in the Funds’ annual report, which is available by calling 866 307-5990.

Guinness Atkinson Asia Pacific Dividend Builder Fund – predecessor to SmartETFs Asia Pacific Dividend Builder ETF
For a capital share outstanding throughout each period.	Year Ended December 31,
	2019	2018		2017		2016		2015
Net asset value, beginning of period	$14.22	$17.85		$13.43		$12.79		$13.83
Income from investment operations:
Net investment income	0.51	0.49		0.40		0.42		0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.35	(3.36)		4.47		0.71		(1.01)
Total from investment operations	2.86	(2.87)		4.87		1.13		(0.62)
Less distributions:
From net investment income	(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Total distributions	(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Redemption fee proceeds	— (1)	0.01		0.01		—	(1)	— (1)
Net asset value, end of period	$16.58	$14.22		$17.85		$13.43		$12.79
Total return	20.33%	(16.42)%		36.70%		8.81%		(4.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.7	$4.2		$7.6		$8.5		$7.3
Ratio of expenses to average net assets:
Before fees waived	4.02%	3.27%		3.48%		3.14%		3.87%
After fees waived(2)	1.10%	1.12	%(3)	1.12	%(3)	1.11	%(3)	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.34%	0.89%		0.20%		1.11%		0.36%
After fees waived	3.26%	3.04%		2.56%		3.14%		2.25%
Portfolio turnover rate	32.99%	23.38%		47.32%		30.91%		28.59%

(1)	Amount represents less than $0.01 per share.

(2)	The Adviser has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015 the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. For the SmartETFs Asia Pacific Dividend Builder ETF, the successor in interest to the Guinness Atkinson Asia Pacific Dividend Builder Fund, the Adviser has contractually agreed to limit operating expenses of the ETF to 0.78%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(3)	If interest expense had been excluded, expenses would have been lowered by 0.02%, 0.02% and 0.01% for the year ended December 31, 2018, 2017, and 2016 respectively.

Guinness Atkinson Dividend Builder Fund – predecessor to SmartETFs Dividend Builder ETF
For a capital share outstanding throughout the period.	Year Ended December 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$16.91	$18.09	$15.28	$14.75		$15.83
Income from investment operations:
Net investment income	0.49	0.44	0.41	0.46		0.42
Net realized and unrealized gain (loss) on investments and foreign currency	3.97	(1.17)	2.82	0.54	(3)	(0.99)
Total from investment operations	4.46	(0.73)	3.23	1.00		(0.57)
Less distributions:
From net investment income	(0.50)	(0.45)	(0.42)	(0.47)		(0.46)
From net realized gain	(0.13)	—	—	—		(0.05)
Total distributions	(0.63)	(0.45)	(0.42)	(0.47)		(0.51)
Redemption fee proceeds	—	—	—	—		— (1)
Net asset value, end of period	$20.74	$16.91	$18.09	$15.28		$14.75
Total return	26.71%	(4.14)%	21.34%	6.83%		(3.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$12.9	$8.5	$9.0	$7.8		$11.0
Ratio of expenses to average net assets:
Before fees waived	1.98%	2.00%	2.06%	2.11%		1.77%
After fees waived(2)	0.68%	0.68%	0.68%	0.70	%(4)	0.68%
Ratio of net investment income (loss) to average net assets:
Before fees waived	1.30%	1.12%	1.07%	1.41%		1.76%
After fees waived	2.60%	2.44%	2.45%	2.82%		2.86%
Portfolio turnover rate	18.51%	23.71%	18.61%	21.57%		24.94%
(1)	Amount represents less than $0.01 per share.

(2)	The Adviser has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. For the SmartETFs Dividend Builder ETF, the successor in interest to the Guinness Atkinson Dividend Builder Fund, the Adviser has contractually agreed to limit operating expenses of the ETF to 0.65%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(3)	An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.

(4)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

INDEX DESCRIPTIONS

The MSCI AC (All Country) Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of December 2018, the MSCI AC Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

The MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 2018 the MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

EXHIBIT C

Prospectus Dated September 21, 2020

SmartETFs Asia Pacific Dividend Builder ETF
Ticker: ADIV
Stock Exchange: NYSE Arca

SmartETFs Dividend Builder ETF
Ticker: DIVS
Stock Exchange: NYSE Arca

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the SmartETFs’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the SmartETFs’ website (www.smartetfs.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Table of Contents

SUMMARY SECTIONS
These important sections summarize each Fund’s investments, risks, fees and past performance.
SmartETFs Asia Pacific Dividend Builder ETF	3
SmartETFs Dividend Builder ETF	14
INVESTMENT STRATEGIES AND RISKS
This section provides details about the Fund’s investments strategies and risks.
MORE ABOUT EACH FUND’S INVESTMENT STRATEGIES AND RISKS	24
SmartETFs Asia Pacific Dividend Builder ETF	24
SmartETFs Dividend Builder ETF	25
Principal Risks of Investing in Our Funds	27
MANAGEMENT
Review this section for information about the organizations and people who oversee the Funds.
MANAGEMENT OF THE FUNDS	36
Investment Adviser	36
Distribution Plan & Payments to Dealers	38
SHAREHOLDER INFORMATION
This section explains how shares are valued and hot to purchase and sell shares, and provides information on dividends, distributions and taxes.
SHAREHOLDER INFORMATION	38
How to Purchase, Exchange, and Sell Shares	38
Pricing Fund Shares	40
Distributions and Taxes	40
FINANCIAL HIGHLIGHTS	43
NOTICE	45

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

SUMMARY SECTION

SmartETFs Asia Pacific Dividend Builder ETF

Investment Objective

SmartETFs Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Asia Pacific Dividend Builder ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
All Other Expenses:[1]	3.29%
Total Annual Fund Operating Expense	4.04%
Fee Waiver/Expense Reimbursement[2]	(3.26%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%

[1]	Estimate based on the expenses the Fund expects to incur for the current fiscal year.
[2]	The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual operating expenses to 0.78% through June 30, 2024. This contractual arrangement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This example is intended to help you compare the cost of investing in SmartETFs Asia Pacific Dividend Builder ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$80	$249

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

Portfolio Turnover

A fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when SmartETFs Asia Pacific Dividend Builder ETF shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year of this fund, when it was operated as a mutual fund, the fund’s portfolio turnover rate was 32.99% of the average value of its portfolio.

Principal Investment Strategies

The SmartETFs Asia Pacific Dividend Builder ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, dividend-producing equity securities of companies that are tied economically to countries in the Asia Pacific region (as defined later in this Prospectus). Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region. In the Adviser’s view, “dividend builder” refers to a dividend-paying company which the Adviser believes will experience increasing dividends over time. The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 8% for each of the last eight years, and, in the opinion of the Adviser, are likely to grow their dividend over time; however, this is one of several criteria used by the Adviser and it is possible that not all investments may meet this criterion.

Under normal market conditions the Asia Pacific Dividend Builder ETF will invest in companies in at least four different countries in the Asia Pacific region, which may be developed or emerging markets and which may include Australia, China, Hong Kong, Singapore, and Taiwan. For more information about how the Adviser determines that a company is economically tied to the Asia Pacific region, see section “More About Each Fund’s Investment Strategies and Risks” in this Prospectus. The Fund’s allocations among countries in the Asia Pacific region may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund will invest in companies in emerging market countries. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, market capitalization, the valuation of the company, its dividend history, its ratio of debt to equity, and its potential for consistent, real (after inflation) dividend growth while maintaining company value.

The Fund may invest up to 20% of its portfolio in securities of companies that are outside of the Asia Pacific region. These companies will generally be in the developed markets, including in the US and the UK.

The Fund will normally hold around 35 positions of approximately equal weight, but the portfolio may vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The number of holdings in the Fund’s predecessor mutual fund as of December 31, 2019 was 36. The Fund may invest in companies of any market capitalization size, but under normal conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek dividend income and long-term capital appreciation through focused investment in dividend-producing stocks of companies economically tied to the Asia Pacific region.

Principal Risks

You can lose money investing in shares of SmartETFs Asia Pacific Dividend Builder ETF and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investments in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective. Risks associated with investments in the Fund can increase during times of market volatility.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in shares of this Fund.

●	Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that the securities held by the Fund will declare or pay dividends in the future, or that dividends will remain at current levels or increase.

●	Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

●	Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

●	Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

○	Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Risks of Investing in Asia Pacific Securities:

●	Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments.

○	Australia. Australia’s economy is more dependent than others on exports, especially in commodities, and key trading relationships with the US, China, Japan, Singapore, the UK and other European countries. Reduction in demand for commodities and services could adversely affect companies in Australia.

○	China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers, could adversely affect the Fund’s investments in China. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

○	Hong Kong. Hong Kong companies could be adversely affected by changes in Hong Kong’s relationship with China, of which Hong Kong is a special administrative district. Recent changes in the political and legal structure in Hong Kong (but not the economic structure) could adversely affect companies in Hong Kong. Global reaction to China’s actions with respect to Hong Kong could also adversely affect the Fund’s investments in companies economically tied to Hong Kong. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to Hong Kong.

○	Singapore. Singapore’s economy relies heavily on exports and trade relationships with other countries. Singapore companies could be adversely affected by changes in its relationships with other countries in the Asia-Pacific region, as well as economic or political developments in other Asian nations that are key trading partners of Singapore.

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

○	Taiwan. Taiwan’s economy is more sensitive than others to changes in exports and global trading, and to tensions in Taiwan’s relationship with China. Tensions between Taiwan and China could materially adversely affect companies in Taiwan.

Risks Associated with Investments in Companies outside the United States.

●	Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

○	Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

○	Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

●	Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of ETF shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

○	China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

○	Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

●	Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

●	Emerging Markets Risks. The Fund may invest in companies in emerging markets. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.

●	Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

●	Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

●	Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

●	Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

●	Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

●	Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at market prices. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

○	Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only one per day, at the end of the day.

○	Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.

○	Costs of buying, selling or holding ETF Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below ’s NAV.

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

●	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses, and could result in tax consequences.

●	Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●	Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for ETF shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

●	Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

For more information on the risks of investing in this Fund, please see the Principal Risks and Additional Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The following performance information indicates some of the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF. The SmartETFs Asia Pacific Dividend Builder ETF will adopt the performance history of its predecessor mutual fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund. The information shown below is for the predecessor mutual fund.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF by showing how the predecessor mutual fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor mutual fund’s average annual returns compare with those of a broad-based index. Unlike the predecessor mutual fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Fund’s website, www.smartetfs.com.

During the period shown in the bar chart, the best performance for the predecessor mutual fund for a quarter was 20.79% (for the quarter ended September 30, 2010). The worst performance was -20.43% (for the quarter ended September 30, 2011).

Average Annual Total Returns as of 12/31/19	One year	Five Years	Ten Years
Predecessor Mutual Fund – Guinness Atkinson Asia Pacific Dividend Builder Fund
Return Before Taxes	20.33%	7.37%	7.18%
Return After Taxes on Distributions(1)	19.81%	6.57%	6.53%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.97%	5.76%	5.76%
MSCI AC Pacific ex Japan Index (Net Return) (Reflects No Deductions for Fees and Expenses)	20.30%	6.45%	6.01%

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

(1)	This table shows returns for the predecessor mutual fund. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their mutual fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Edmund Harriss and Mark Hammonds are the co-managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Harris has been a portfolio manager since inception of the Fund’s predecessor mutual fund in March 2006, and Mr. Hammonds has been the co-portfolio manager of the Fund’s predecessor mutual fund since May 2017.

For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Asia Pacific Dividend Builder ETF is traded on the NYSE Arca exchange. Individual ETF Shares may only be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price. If you wish to purchase or sell ETF Shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling ETF Shares. Because ETF Shares trade on an exchange at market prices rather than at the net asset value, ETF Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF Shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $965 per Creation Unit is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Summary Prospectus – SmartETFs Asia Pacific Dividend Builder ETF

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase ETF Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of ETF Shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus – SmartETFs Dividend Builder ETF

SUMMARY SECTION

SmartETFs Dividend Builder ETF

Investment Objective

SmartETFs Dividend Builder ETF seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Dividend Builder ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	1.57%
Total Annual Fund Operating Expense	2.02%
Fee Waiver/Expense Reimbursement[2]	(1.37%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%

[1]	Estimate based on the expenses the Fund expects to incur for the current fiscal year.
[2]	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual operating expenses to 0.65% through June 30, 2024. This contractual arrangement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This example is intended to help you compare the cost of investing in SmartETFs Dividend Builder ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$66	$208

Summary Prospectus – SmartETFs Dividend Builder ETF

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when SmartETFs Dividend Builder ETF shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year of this Fund (when it was operated as a mutual fund), the fund’s portfolio turnover rate was 18.50% of the average value of its portfolio.

Principal Investment Strategies

The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term (three to five years). Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating returns on capital, which is a measure of income produced by a company when compared to capital invested in the company’s operations. In the Adviser’s view, “dividend builder” refers to a dividend-paying company which the Adviser believes will experience increasing dividends over time. The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, are likely to grow their dividend over time; however, this is one of several criteria used by the Adviser and it is possible that not all investments may meet this criterion. The Fund will not change this strategy unless it gives shareholders at least 60 days’ notice.

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, market capitalization, the valuation of the company, its dividend history, its ratio of debt to equity and its potential for share price appreciation or return and for consistent, real (after inflation) dividend growth while maintaining company value.

The Fund will normally hold around 35 positions of approximately equal weight. The Fund may invest in companies of any capitalization size. The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies, and may invest in companies in developed markets and emerging markets outside of the United States, including companies in Europe, including France, Germany, Netherlands, Switzerland, the United Kingdom, and countries in Asia, including China, Australia, South Korea and Japan. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek a moderate level of current income and investments in dividend paying companies that have the ability to increase their dividends consistently over time.

Summary Prospectus – SmartETFs Dividend Builder ETF

Principal Risks

You can lose money investing in shares of SmartETFs Dividend Builder ETF and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. There can be no assurance that the Fund will achieve its investment objective. Risks associated with investments in the Fund can increase during times of market volatility. You can lose money by investing in shares of this Fund.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in shares of this Fund.

●	Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that the securities held by the Fund will declare or pay dividends in the future, or that dividends will remain at current levels or increase.

●	Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may become worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

●	Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

●	Global Risks. The Fund invests in companies in multiple countries globally, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

○	Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Summary Prospectus – SmartETFs Dividend Builder ETF

Risks Associated with Investments in Companies outside the United States.

●	Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

○	Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

○	European Securities. The Fund may invest in companies in France, Germany, Netherlands, Switzerland, and the United Kingdom. Companies in countries in the European Union may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

○	Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and Taiwan. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers. Countries in Asia may be more dependent on global trade relationships; interruptions in global trade could adversely affect securities of companies in Asia.

○	Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

●	Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of ETF shares could decline if the foreign currency of a market in which the Fund declines against the US Dollar.

Summary Prospectus – SmartETFs Dividend Builder ETF

●	Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

●	Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

●	Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

●	Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

●	Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

●	Liquidity Risk. The Funds invest in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Summary Prospectus – SmartETFs Dividend Builder ETF

●	Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

●	Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. ETF Shares are bought and sold in the secondary market at market prices. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

○	Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only one per day, at the end of the day.

○	Market Price could vary from NAV due to foreign holdings. The market price of an ETF Share on the exchange may differ from the NAV. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF Shares and the value of the Fund’s underlying portfolio. This could lead to differences between market price of ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to ETF Shares trading at a premium or discount.

○	Costs of buying, selling or holding ETF Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

Summary Prospectus – SmartETFs Dividend Builder ETF

●	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses, and could result in tax consequences.

●	Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●	Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for ETF Shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of the ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

●	Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Funds may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, ETF Shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

Summary Prospectus – SmartETFs Dividend Builder ETF

For more information on the risks of investing in this Fund, please see the Principal Risks and Additional Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The following performance information indicates some of the risks of investing in the SmartETFs Dividend Builder ETF. The SmartETFs Dividend Builder ETF will not commence operations until after the closing of the Reorganization. At that time, SmartETFs Dividend Builder ETF will adopt the performance history of its predecessor mutual fund, the Guinness Atkinson Dividend Builder Fund.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Dividend Builder ETF by showing how the predecessor mutual fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor mutual fund’s average annual returns compare with those of two broad-based indices. Unlike the predecessor mutual fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Fund’s website www.smartetfs.com.

During the period shown in the bar chart, the best performance for a quarter was 11.89% (for the quarter ended March 31, 2019. The worst performance was -8.69% (for the quarter ended December 31, 2018).

Average Annual Total Returns as of 12/31/19	One year	Five Years	Since Inception (March 30, 2012)
Guinness Atkinson Dividend Builder ETF
Return Before Taxes	26.71%	8.70%	10.50%
Return After Taxes on Distributions(1)	25.91%	8.02%	9.65%
Return After Taxes on Distributions and Sale of Fund Shares(1)	16.59%	6.80%	8.37%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	27.67%	8.73%	10.02%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Summary Prospectus – SmartETFs Dividend Builder ETF

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Dr. Ian Mortimer and Matthew Page are the co-managers of the Fund since inception and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Mortimer and Mr. Page have been co-managers of the Fund’s predecessor mutual fund since 2012.

For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Dividend Builder ETF is traded on the NYSE Arca exchange. Individual ETF Shares may only be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price. If you wish to purchase or sell ETF shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling ETF shares. Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $405 per Creation Unit is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. Fund shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Summary Prospectus – SmartETFs Dividend Builder ETF

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of ETF shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT EACH FUND’S INVESTMENT STRATEGIES AND RISKS

SmartETFs Asia Pacific Dividend Builder ETF

Investment Objective

The Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital growth.

Principal Investment Strategy

The Smart ETFs Asia Pacific Dividend Builder ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded dividend-producing equity securities of companies economically tied to countries in the Asia Pacific region. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund considers an issuer of securities to be a company economically tied to a country in the Asia Pacific region if it satisfies at least one of the following tests: (1) it is organized under the laws of a country in the Asia Pacific region or has its headquarters in a country in the Asia Pacific region; (2) it derives a significant portion (i.e., 50% or more) of its total revenues from business in a country in the Asia Pacific region but is listed elsewhere; or (3) its equity securities are traded principally on a stock exchange in a country in the Asia Pacific region or in an over-the-counter market in a country in the Asia Pacific region. By applying this test, it is possible that a particular issuer could be deemed to be from more than one region or country. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own proprietary research, independent research and the Adviser’s own evaluation process. The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 8% for each of the last 8 years, and, in the opinion of the Adviser, are likely to grow their dividend over time; however, this is one of several criteria used by the Adviser and it is possible that not all investments may meet this criterion. In determining whether to buy or sell a portfolio position, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, its dividend history, the valuation of the company and its potential for consistent, real (after inflation) dividend growth while maintaining company value. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the Asia Pacific region. This strategy is designed to both reduce risk and provide some income. Under normal market conditions the Asia Pacific Dividend Builder ETF will invest in at least four different countries in the Asia Pacific region. Currently, the Adviser believes that the Fund’s investments will be in companies economically tied to the following countries:

● Australia	● Japan	● Philippines
● Bangladesh	● Indonesia	● Singapore
● China	● Malaysia	● South Korea
● Hong Kong	● New Zealand	● Sri Lanka
● India	● Pakistan	● Taiwan
● Thailand	● Vietnam

There is no guarantee that the Fund will be invested in companies in all of these countries at the same time. The Fund’s investments in companies in any particular country may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). Typically the Fund will hold approximately 35 stocks of approximately equal weight. Under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The number of holdings in the Fund’s predecessor mutual fund as of December 31, 2019 was 36. The Adviser will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies economically tied to countries in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. The Adviser may also consider investing in securities that it determines are likely to become income-producing.

Except as noted above, the Board may change the SmartETFs Asia Pacific Dividend Builder ETF’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

SmartETFs Dividend Builder ETF

Investment Objective

The SmartETFs Dividend Builder ETF seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Principal Investment Strategies

The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating returns on capital, which is a measure of income produced by a company when compared to capital invested in the company’s operations. The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, is likely to grow its dividend over time; however, this is one of several criteria used by the Adviser and it is possible that not all investments may meet this criterion. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice. Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Except as noted above, the Board may change the investment policies and strategies of the SmartETFs Dividend Builder ETF without prior notice to shareholders.

When current market, economic, political or other conditions are unsuitable and would impair the Fund’s pursuit of its investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks of Investing in Our Funds

The risks of investing in the SmartETFs are described below, and describe further the risks set forth in each Fund’s summary prospectus. More information about specific risks is also included in the Statement of Additional Information. Each risk factor described below could have a negative effect on a Fund’s performance and share price.

Each Fund holds foreign securities, which may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the NAV of a Fund is not calculated. Accordingly, the NAV of a Funds may be affected on days when shareholders are not able to buy or sell ETF shares. For additional information on the calculation of the Funds’ NAVs, see “Pricing Fund Shares” later in this Prospectus.

The following risks apply to all of the SmartETFs. We cannot guarantee that a Fund will meet its investment objective or that the value of a Fund’s holdings will increase. If a Fund’s value declines, you could lose money. You should consider the risks described below before you decide to invest in our Funds. Except as noted each of these risks applies to each Fund.

Risk of Investing in Exchange Traded Funds

●	Shares May Trade At Prices Other Than NAV. ETF shares are exchange-traded shares, and are listed for trading on the NYSE Arca, and Shares are bought and sold in the secondary market at market prices. A Fund’s NAV is calculated once per day, at the end of the day. The market price of a Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

Variation between market price and NAV. The market price of an ETF Share on the exchange may differ from the NAV for many reasons, including due to significant market activity, a lack of trading activity for the shares, factors affecting companies in which the Fund is invested, such as liquidity, or for other reasons. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is included in the Fund’s portfolio (and the Fund’s NAV) will be the closing price on that security’s local market, updated for currency changes, until that local market opens again. As a result, the Fund’s NAV may be calculated using “stale” prices of foreign securities; the bid/ask spread and resulting premium/discount to the Fund’s NAV may widen because local market prices will not change until local markets re-open. In that case, the prices used in calculating the Fund’s NAV could be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. This may contribute to a Fund’s NAV varying more widely from its market price.

Costs of buying/selling ETF Shares. Purchases and sales of Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the what investors are willing to pay for Fund Shares (the “bid” price) and the price at which investors are willing to sell Fund Shares (the “ask” price) is called the “spread.” The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

Information about the ETF’s spread. The Fund’s website will contain information about each Fund’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If a Fund’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

●	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally the Fund will effectuate redemptions in kind, meaning that when an Authorized Participant submits an order to redeem a creation unit, the Fund will deliver stock to the redeeming Authorized Participant. In some instances, however, the Fund will need to sell some securities and deliver cash instead of securities to effect a redemption with respect to a portion of the Fund’s portfolio. Certain foreign securities markets do not permit in kind transfers and in these cases, the Fund will sell the affected securities and deliver the proceeds of those sales in cash as part of the Fund’s settlement of a redemption order from an Authorized Participant. There may be other instances where a cash settlement of certain securities will be required. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains, which could be taxable, and could cause the Fund to incur brokerage costs, which could decrease its return unless offset by a Transaction Fee.

The following risks also apply to the Funds:

●	Dividend Paying Securities Risk. The Funds invest in securities that pay dividends. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase. Changes in dividend policies of companies held by a Fund, or in capital resources for such companies, could adversely affect the Fund. Dividend paying securities, as a group, may fall out of favor with the market and could underperform the overall equity market or stocks of companies that do not pay dividends.

●	Market Risk. The Funds invest in publicly-traded equity securities, which are subject to market risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth more or less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of a Fund.

●	Global Risks. The Funds invest in companies in multiple countries and regions. Countries and regions may experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters, acts of God, infectious diseases and pandemics, recessions, and/or systemic market dislocations (including due to events outside of such countries or regions), including interruptions in supply chains, shipping and transportation and resource allocations, all of which can adversely impact share prices of the Fund’s portfolio holdings. The global interconnectivity of companies and markets, especially with respects to goods, can be negatively impacted by events occurring in areas that are geographically removed from a company’s principal location. These events have resulted in, and in the future may lead, to increased short-term market volatility and could have adverse long-term effects, on specific companies, on a particular region’s economy or markets, or on the U.S. and world economies and markets generally, each of which may negatively impact the Funds’ investments. The value of a Fund’s portfolio holdings could decline generally or underperform other investments at any time. Global financial markets can also be affected by a variety of stresses, including inflation (or expectations for inflation), interest rates and interest rate management, global demand for particular products or resources, regulatory events and banking or government controls, any of which could cause a decline in the value of a security, and a decline in the value of equity securities generally if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Funds. A Fund’s NAV and price may fluctuate significantly over short and long periods.

○	Pandemic. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing and has adversely impacted a range of industries as well as general financial conditions, and can result in changing market conditions for securities, including trading closures, as well as trading costs and reduced liquidity. This pandemic has also affected working and trade conditions, resulting in mandated business closings, supply chain interruptions, and limitations on travel and transportation, as well as reduced or stressed working conditions. The current Covid-19 pandemic has damaged, and likely will continue to damage, the global economy. There is no certainty concerning how long the pandemic will last or the extent that damage to the global economy will result. The Covid-19 pandemic may adversely affect companies in the Fund’s portfolio, including their ability and willingness to pay dividends, which could negatively impact their stock prices.

●	Management Risk. There is a risk that the investment strategy could be improperly implemented or fails to achieve a Fund’s objective. The Funds are actively managed, and each Fund’s investments are not selected to replicate an index. The Adviser’s portfolio managers exercise judgment in selecting portfolio securities for each Fund; the portfolio managers’ judgment could be incorrect and the portfolio selections might not produce the desired results.

●	Portfolio Turnover Risk. The Adviser anticipates that the Funds will have relatively low levels of turnover. Should a Fund experience higher than anticipated turnover it may result in higher distributions, which would increase your tax liability. Increased purchases of securities could increase the Fund’s costs, which would affect the Fund’s performance over time.

●	Capitalization Risk. The Funds invest in companies with a range of capitalizations including small cap (under US$1 billion), mid cap (under US$5 billion) and large cap companies. Small- and medium-cap companies may be more susceptible to financial setbacks or downturns, may have limited production lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value. Large capitalization companies may suffer more frequent price changes based on general economic conditions and market conditions, and may be less agile in responding quickly to market and product challenges and may be adversely affected by declines among lines of business. Investing in small cap and medium cap companies may make a Fund more risky than a fund that only invests in securities or large capitalization companies.

●	Liquidity Risk. The Funds invest in securities, which may become illiquid. Illiquid, for this purpose, means that the security cannot be sold under current market conditions within seven days without significantly changing the price from the price at which the Fund carries the investment on its books. Investments that are illiquid could become difficult to value. A lack of liquidity in an investment could cause a Fund to decline in value, if the Fund cannot sell the holding at the desired time and price. An investment can become illiquid at any time for a number of reasons, including due to a lack of an active market for the security, a lack of market interest for the security, or an excess of sellers of the security which contributes to downward pricing pressure. If a Fund is forced to sell a security, to meet a redemption requests or for other reasons when the security is illiquid, the Fund could incur a loss. Liquidity risk can be magnified in times of market stress. The Funds may be more sensitive to this risk because they invest in non-US securities. Some Funds invest in securities issued by companies in China and Japan; for these securities, markets in China and Japan may close for an extended number of days for national holidays. Companies that are listed in or operating primarily in emerging markets may face increased liquidity risks as compared to companies in developed markets. During periods of market stress, liquidity of a Fund’s shares may be adversely impacted if any of the Fund’s underlying portfolio securities faces liquidity issues, which could cause a Fund’s shares to trade at a premium or discount to the Fund’s NAV. The Funds have adopted a liquidity risk management program to manage liquidity risk of their underlying portfolios.

●	Fund Cybersecurity Risk. The Funds, their service providers, and companies in which the Funds invest are subject to varying degrees of cybersecurity risk. Cybersecurity risk is the risk that unauthorized access can be made to information technology systems resulting in loss, and can include intentional or accidental events. Cybersecurity events can include unauthorized access to technology systems (such as through “hacking” or via malicious software), and may seek to remove or alter information or assets (including data), or otherwise disrupt operations. Cybersecurity events may also include external events such as “denial of service” attacks that render websites unavailable. A cybersecurity event affecting the Adviser, distributor, financial intermediaries (such as brokers) and other service providers (including, but not limited to, custodians, transfer agents, and administrators), market makers, authorized participants or the issuers of securities in which the Funds invest could disrupt ETF operations and adversely affect a Fund. Cybersecurity events can result in financial losses, the inability to process trades or transactions or calculate a Fund’s NAV, disclosure of confidential information, interference with trading activity, hampering the ability of the Fund and/or its service providers to conduct business, violations of privacy and other laws, regulatory fines, penalties, reputational damage, and/or additional legal, compliance and remediation costs. Cybersecurity events could also render fund records and information inaccessible, inaccurate or incomplete. Substantial costs may be incurred by a Fund and its service providers in order to resolve or prevent cyber incidents in the future. Although the Funds and the Adviser have implemented programs to deter or mitigate the risks of cybersecurity events, there is no guarantee that such plans are sufficient or that they address all foreseeable risks, particularly because neither the Funds nor the Adviser can control cybersecurity defenses of service providers, counterparties, intermediaries or the companies in which the Funds invest.

Risks of Investing in Foreign Securities

●	Foreign Securities Risks. Investments in foreign securities and foreign issuers (such as through depository receipts) have additional risks. These can include other market risks such as illiquidity, higher volatility and potential controls on foreign investments as well as political risks, economic risks (which may be tied to political risks), civil conflict, war, expropriation of assets, import or export controls. Investments in foreign securities are also subject to legal, regulatory, economic, political and social risks in their home countries. The Funds expect to make investments in foreign companies located in the United Kingdom and Europe, Australia and countries in Asia.

●	Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations and standards concerning financial disclosure, accounting, and auditing. Corporate financial information that would be disclosed under US law may not be available for companies domiciled in foreign countries, and less information may be available about a company’s operations than would be available about a US issuer. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Investing in foreign securities can also expose a Fund to political, social and economic risks that differ from risks faced by US companies, including risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs. A Fund may not have the same rights as an investor in a company in a foreign country as accorded to investors in domestic companies.

●	Currency and Currency Exchange Risk. Most foreign stocks are denominated in the currency of the country where they are traded. Each Fund’s currency is U.S. dollars, while some of their investments may be denominated in foreign currencies. Accordingly, some investments by a Fund may be subject to currency fluctuations because the Fund’s NAV, calculated in U.S. dollars, could be affected by a change in exchange rates. Some foreign currencies are more volatile in trading against the U.S. dollar, especially in times of economic stress, and some foreign countries impose limits on trading or repatriation of currency. A Fund’s NAV may decline if the foreign currency in a market in which the Fund invests declines as measured against the U.S. dollar. A Fund may also incur transaction costs associated with exchanging U.S. dollars into foreign currencies and vice-versa.

○       China currency risk. The Fund invests in securities of issuers in China. China has only comparatively recently moved from a pegged currency to a managed float. The Renminbi Yuan is not completely freely traded and its value at any given point in time may not reflect economic fundamentals. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

○       Currency rate volatility. Some Asian currencies, such as the currencies of South Korea (Won), Taiwan (New Taiwan dollar), and India (Rupee) trade only in local markets and may be more volatile than other currencies and their value may not properly reflect the underlying economic fundamentals of their respective economies.

●	Foreign Securities Markets Risks. Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for a Fund to buy or sell foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Many foreign securities markets are more concentrated than the US securities market as a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign securities market than a single company or group of companies would on the US securities markets. Some foreign securities markets are closed to trading for extended periods, such as for scheduled holidays, which could make a Fund’s holdings in those markets illiquid. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, differences in accounting, audit or reporting standards, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

●	Brexit Risk. Companies in which a Fund invests could be affected by “Brexit”, the withdrawal of the United Kingdom from the European Union (the “EU”), which is scheduled to occur in 2020, and about which there is general uncertainty. Investments (in any country, but potentially more significantly, in countries outside the U.S.) may be impacted by Brexit. The precise impacts of Brexit are not known, but Brexit could impact the value of UK currency and/or create general economic uncertainty, within the EU and globally. This uncertainty could impact investments due to trade barriers or restrictions, changes in data protection or privacy regulation, patent or trademark protections, and the potential that companies may be unable to perform commercial contracts as originally intended. A Fund could be adversely affected by Brexit if the companies in which the Fund invests are adversely affected by Brexit.

●	Emerging Market Risks. The Fund may invest in companies in emerging markets, including South Korea, Taiwan and China (including Hong Kong). Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increase volatility or more difficulty in determining the value or liquidity of holdings. Investments in companies in developing or emerging market countries may be considered speculative.

Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

●	Expropriation Risk. Foreign governments may expropriate a Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on a Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event were to occur.

Risks Associated with Investments in Asia

The Funds may invest in securities of companies in Asia, which are subject to special risks, some of them historical. Asian economies tend to be very export-oriented and may be adversely affected by trade and export limitations, tariffs or threats of tariffs, competition from other Asian markets, commodities prices and debt burdens, energy prices, and changes in labor markets.

●	Currency Devaluation. Historically, periodically, the values of many Asian currencies declined because, among other things, corporations in these countries had to buy U.S. dollars to pay large U.S. dollar-denominated debts. The decline in the value of these currencies triggered a loss of investor confidence that resulted in a decline in the value of the stock markets of the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation or could continue to occur in countries that have already experienced such devaluations.

●	Political Instability. The economic reforms that Asian nations have been instituting since the late 1970s could cause higher interest rates and higher unemployment. This could, in turn, cause political instability as the people in these nations feel the effects of higher interest rates and higher unemployment, which could cause some Asian nations to abandon economic reform or could result in the election or installation of new governments.

●	Foreign Trade. The economies of some Asian nations tend to be very export-oriented and are dependent on trading with key trading partners. Countries that receive large amounts of Asian exports could enact protectionist trade barriers in response to cheaper exports, which would hurt the profits of companies in Asia that rely on exports. Any reduction in spending on products and services by key trading partners, or a slowdown in the economies of key trading partners, could adversely impact economies of countries in Asia.

●	Japan Risks. Investments in Japanese companies may be negatively impacted by economic, political and social instability. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs.

●	Taiwan Risks. Investments in Taiwan companies may be negatively impacted by economic, political and social instability. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Tensions between Taiwan and China may materially affect the Taiwanese economy and securities of Taiwan issuers.

●	South Korea Risks. Investments in South Korean companies may be negatively impacted by economic and political instability. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

●	Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Although China contractually committed that it would not alter Hong Kong's autonomy before 2047, Hong Kong is undergoing a period of political and social unrest, exacerbated by the adoption of a new national security law in June 2020. The law affects the political and legal, but not the economic, structure in Hong Kong, and could undermine business and investor confidence in Hong Kong which could have an adverse effect on the Fund’s investments. In response to the national security law, several countries have indicated they would adjust their relationship with Hong Kong and its citizens, which may affect financial, regulatory and privacy matters. The United States has implemented policy changes to remove Hong Kong's designation of special status, which affects primarily visa and import/export rules (including tariffs).

Risks of Investing in China. Investing in China is subject to risks of investing in emerging markets generally, and subject to risks specific to China:

●	China Risk. Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China’s currency, the Renminbi Yuan, and the U.S. dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and market concerns about China’s desire or ability to develop and sustain credible legal, regulatory, monetary, and socioeconomic systems.

○	Starting in 1978, China’s government has implemented economic reforms that focus on decentralization and evolution of China’s economy from a centrally planned economy dominated by government owned businesses to a more traditional market oriented economy. These reforms included de-centralizing elements of China’s internal economy and recognizing private entities and ownership.

○	Economic reforms in China have generally been implemented in stages and have been modified by the central government over time. Many of the economic reform measures are experimental or unprecedented and may be changed at any time. In recent years China’s central government has modified and reversed some of the economic and financial liberalization reforms implemented during the 1980s and 1990s. Any significant change in China’s political, social or economic policies may have a negative impact on investments in companies economically tied to China.

○	The regulatory, legal and accounting systems that apply to capital markets and companies in China may not be as well developed as those of developed countries. Accounting standards and practices may deviate significantly from international financial reporting standards, international accounting standards and generally accepted accounting standards. Settlement and clearing systems for securities markets and exchanges in China are newly developed, may have built-in preferences for domestic investors, and may not be well tested and are subject to increased risks of error or inefficiency, including due to technology.

●	Companies in China or economically tied to China may be subject to changes in regulations and tax policies going forward. A Fund’s investments in Chinese issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector may also impact a Fund as the Chinese government continues to evolve its economy and regulatory systems, especially with respect to securities. Tariffs, trade barriers or an economic downturn domestically, in China or globally, could adversely impact the value of securities issued by Chinese companies. A Fund’s holdings could be adversely affected if the government of China imposes export restrictions or trade barriers on the export of goods or services.

●	Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions be settled in Chinese currency, the Renminbi Yuan, and places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi Yuan. Foreign investors may exchange foreign currencies only at specially authorized banks after complying with documentation requirements. The government of China controls currency conversion and exchange rates, and this could adversely affect operations and financial results of Chinese companies or companies economically tied to China and exposed to China currency risk. The government of China could devalue the RMB or impose restrictions that could have negative consequences for investment funds holding positions in companies based in or doing business in China.

○	CNY/CNH. China’s currency is traded both onshore (as “CNY”) and offshore (as “CNH”). Although these are the same currency, they are traded in different and separate markets and may not trade at the same rates, and they may move against the US dollar in different directions. Although more Renminbi are held outside of China, CNH cannot be freely transferred into or out of China. A Fund will incur costs associated with converting US dollars to CNY or CNH and for transacting between CNY and CNH. Divergence between CNH and CNY could adversely impact a Fund.

○	Renminbi-denominated investments. When a Fund invests into a Renminbi-denominated investment, the value of the investment could change based on changes in the exchange rate between the Renminbi and the US dollar. The supply of Renminbi, the ability to convert Renminbi, and currency exchange rates, are all subject to control by China’s government. This control could result in liquidity issues for the Renminbi, which could adversely affect a Fund’s investments in companies in China.

●	China Tax Risk. Foreign investors in China could face tax liabilities. A Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed. A Fund may establish a reserve for Chinese tax liabilities. If there is a shortfall in such a reserve, a Fund’s NAV may go down because the Fund will ultimately have to pay the additional tax liabilities. Tax and withholding regulations may be affected by trade wars.

●	China Market Risks. The markets in China that are open to foreign investors are at a developing stage and the market capitalization and trading volume may be lower than those in more developed financial markets. Market volatility and potential lack of liquidity due to low trading volumes in China’s securities markets may result in prices of securities traded on such markets fluctuating significantly, and this could result in substantial volatility in a Fund’s share price.

○	Market Restrictions. China’s securities markets that are open for foreign investment impose restrictions on the type and amount of foreign ownership of securities. These restrictions may favor domestic investors in China over foreign investors. China’s government and regulators may also intervene in financial markets, by imposing restrictions on particular market activity (for example, “naked” short selling). Market interventions can negatively affect China securities markets generally and specific issuers, and a Fund’s investments could be adversely affected.

○	Stock Connect Schemes. The Funds may invest in domestic China securities (China A shares) listed on either of the Shanghai or Shenzhen Stock Exchanges via the Shanghai Hong Kong Stock Connect scheme or the Shenzhen Hong Kong Stock Connect scheme. These Stock Connect schemes are designed to deliver mutual stock market access between markets in mainland China and Hong Kong to permit foreign investors to trade specific listed China “A” shares through a “Northbound Trading Link”. Each Stock Connect scheme imposes trading limitations and daily quotas on market participants, and once a daily quota is reached, further purchase orders are restricted. Not all domestic China securities are available through Stock Connect schemes, and securities acquired through Stock Connect schemes are held in nominee name by the clearing company. Stock Connect schemes are still developing and have risks of illiquidity, trading suspensions, quota limitations and market suspensions, clearing, settlement and custody risks that differ from such risk associated with Chinese securities that trade in other markets and from securities trading in other securities markets generally. A Fund’s access to securities and ability to buy or sell securities through a Stock Connect scheme could be adversely affected at any time by regulatory actions that apply to the Stock Connect scheme. If such an event occurs, a Fund’s ability to value its holdings purchased through a Stock Connect scheme could be limited and the value of the Fund shares could decline.

Other Offshore Investor Risk. The opportunity for foreign investors, like the Funds, to access securities markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide foreign investors with exposure to such markets. As a result, foreign investors, like a Fund, could have lower returns than domestic investors in the selected countries and markets.

Portfolio Turnover Risk. The Adviser anticipates that the Funds will have relatively low levels of turnover. If a Fund experiences higher than anticipated turnover, this could result in higher distributions, which could increase your tax liability, and increase the Fund’s costs, which could affect the Fund’s performance over time.

Portfolio Holding Disclosure Policy. The Funds operate in a transparent fashion with respect to their holdings. Fund portfolio holdings are disclosed each business day on the website at www.smartefts.com. For each Fund, prior to the opening of trading on a Fund’s primary listing exchange, which is normally at 9:30 a.m. Eastern Standard Time, the Adviser will publish the list of securities (by name and quantity) that constitute a Creation Basket, as well as the estimated “balancing amount”. This disclosure occurs on the Fund’s website and is also disseminated through the National Securities Clearing Corporation (NSCC) and/or other fee-based subscription service to NSCC members and/or subscribers. When a change is made to the portfolio, the change will generally be announced at or after the market close, although changes could be made, and publicly announced, during market hours. This could allow investors the opportunity to “front-run” a Fund, meaning other market participants could engage in a practice wherein they purchase holdings in the Fund with the expectation that the Fund would shortly need to purchase the same securities and, in doing so, cause the prices of these holdings to increase. However, because the Funds plan on creating shares primarily in exchange for the Fund’s holdings (in-kind purchases), the Adviser does not believe that existing investors would be harmed by the real time disclosure of a Fund’s holdings.

Additionally, each Fund will disclose its complete portfolio holdings as of the end of its fiscal year and second fiscal quarter in its annual and semi-annual report to shareholders. Each Fund also discloses its complete portfolio holdings at the end of its first and third fiscal quarters in its Form N-Q, filed with the SEC no later than 60 days after the end of the fiscal period.

Website Disclosures. The following information about each Fund is available on the SmartETFs website, www.smartetfs.com, which is publicly available and free of charge:

●	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP, description and the quantity and weight of each security in the Fund;

●	The names and quantities of securities that constitute the Fund’s Creation Basket and estimated balancing amount (which will be posted before the commencement of the trading day);

●	The current NAV per share, market price, and premium/discount, each as of the end of the prior business day;

●	A table showing the number of days that the ETF Shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the fund for new ETFs);

●	A line graph showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the fund for new ETFs);

●	The median bid/ask spread for the Fund on a rolling 30-day basis; and

●	If the premium or discount is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount.

For information on a Fund’s current holdings please visit www.smartetfs.com.

MANAGEMENT OF THE FUNDS

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. is the investment adviser for the Guinness AtkinsonTM Funds. Guinness AtkinsonTM supervises all aspects of the Funds’ operations and advises the Funds, subject to oversight by the Board. Guinness Atkinson™ is solely responsible for investment strategy and security selection. For providing these services, each Fund has agreed to pay Guinness AtkinsonTM a contractual annual advisory fee as shown below. During the fiscal year ended December 31, 2019, the predecessor mutual funds were operated using the same investment strategies. During that time, the Guinness Atkinson Funds paid Guinness AtkinsonTM the annual advisory fees shown below, expressed as a percentage of the each of the predecessor Funds’ average daily net assets, after waivers and expense reimbursements. Fee waivers and expense reimbursements are discussed further under Fund Expenses.

Contractual Advisory Fee Rate
SmartETFs Asia Pacific Dividend Builder ETF	0.75%
SmartETFs Dividend Builder ETF	0.45%
Effective Advisory Fee Rate Paid During 2019 For the predecessor mutual funds
Guinness Atkinson Asia Pacific Dividend Builder Fund	0.00%(1)
Guinness Atkinson Dividend Builder Fund	0.00%(1)

(1)	The Adviser waived its entire advisory fee during the year ended December 31, 2019.

Under the agreement between Guinness Atkinson™ and each Fund, each Fund pays the Adviser a fee for the services and facilities it provides on a monthly basis. Each Fund is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, extraordinary expenses, distribution fees and expenses, interest, taxes and the advisory fee. Expenses not specifically payable by the Adviser are payable by the Fund.

Expenses that are attributable to a fund are charged against the income of the funds in determining net income for dividend purposes. The Adviser has contractually agreed with each Fund to waive fees and/or reimburse expenses to the extent the total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) exceeds 0.78%, for the SmartETFs Asia Pacific Dividend Builder ETF, and 0.65% for the SmartETFs Dividend Builder ETF.

Guinness Atkinson™ is a Delaware corporation with offices in the United States and London. The U.S. offices are located at 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Guinness Atkinson’s™ London offices are located at 18 Smith Square, Westminster, London, England, SW1P 3HZ. Founded in November 2002 by then-current and former senior executives of Investec Asset Management U.S. Limited (“Investec”), Guinness Atkinson™ managed approximately $287 million in mutual fund assets as of September 30, 2019. Guinness Atkinson™ is under common control with Guinness Asset Management Limited and Guinness Capital Management Limited, also located at 18 Smith Square, Westminster, London, England, SW1P 3HZ. These three entities share offices and other resources.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will appear in the first annual or semi-annual report to shareholders following commencement of the Funds’ operations.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement for the Guinness AtkinsonTM Funds which included the predecessor mutual funds is available in these Funds’ Semi-Annual Report to shareholders dated June 30, 2020.

Portfolio Management. The Funds’ portfolios are managed by experienced portfolio managers who are jointly and primarily responsible for the day to day management of the portfolios, as described below. The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

Portfolio Manager	Business Experience During the Past Five Years
Mark Hammonds, CFA	Mark Hammonds is a co-manager of the SmartETFs Asia Pacific Dividend Builder ETF (and a co-manager of the predecessor mutual fund since May 2017). He joined Guinness AtkinsonTM in September 2012, prior to which he worked at Ernst & Young, where he qualified as a Chartered Accountant. Mr. Hammonds graduated from Corpus Christi College, Cambridge with a First Class degree in Management Studies in 2007. He is a CFA charter holder.
Edmund Harriss	Edmund Harriss is the lead manager of SmartETFs Asia Pacific Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2006), Guinness AtkinsonTM Asia Focus Fund (since 2003), Guinness AtkinsonTM China & Hong Kong Fund (since 1998) and Guinness AtkinsonTM Renminbi Yuan & Bond Fund (since June 2011). Mr. Harriss joined Guinness AtkinsonTM in April 2003, prior to which he was employed by Investec from July 1993 to April 2003. Mr. Harriss graduated from Oxford University in 1991 with an M.Phil in Management Studies.
Dr. Ian Mortimer, CFA	Dr. Ian Mortimer is a co-manager of SmartETFs Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2012), and Guinness AtkinsonTM Global Innovators Fund (since May 2011). He joined Guinness AtkinsonTM as an analyst in December 2006. From September 2003 to December 2006, Dr. Mortimer completed a PhD in experimental physics at the University of Oxford in 2006. Dr. Mortimer graduated from University College London with a Masters in Physics in June 2003.
Matthew Page	Matthew Page is a co-manager of SmartETFs Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2012) and Guinness AtkinsonTM Global Innovators Fund (since May 2010). He joined Guinness AtkinsonTM in September 2005, prior to which he was employed by Goldman Sachs from July 2004 to August 2005. He graduated from Oxford University with a Masters in Physics in June 2004.

Fund Expenses

In addition to the advisory fees discussed above, the Funds incur other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses for the Funds to the amounts (“Expense Caps”) shown below of the respective Fund’s average net assets:

Expense Cap for Year Ending December 31, 2020*
SmartETFs Asia Pacific Dividend Builder ETF	0.78%
SmartETFs Dividend Builder ETF	0.65%

*	These Expense Caps will expire on June 30, 2024 unless extended.

Distribution Plan & Payments to Dealers

Distribution Plan. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay Rule 12b-1 fees not to exceed 0.10% per year of the Fund’s average daily net assets. No such fee is currently paid, and the Board of Trustees of the Fund has not approved the commencement of payments under the Rule 12b-1 Distribution Plan. The Fund does not plan to make payments under the Rule 12b-1 Plan within one year of the Fund’s effective date. The Fund will provide 60 days’ notice to shareholders before making payments under the Rule 12b-1 Plan.

Additional Payments to Dealers. The Adviser (and their affiliates) may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Fund. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

SHAREHOLDER INFORMATION

How to Purchase, Exchange, and Sell Shares

SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF shares trade on the NYSE Arca exchange during the trading day. ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or narrow) if the Fund has a lot of trading volume and market liquidity and higher (or wider) if the Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. Generally, the Funds will only issue or redeem ETF shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor, as discussed in the Purchase and Issuance of Creation Units section of the Statement of Additional Information. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day. In limited circumstances, ETF shares may be individually issued outside of Creation Units to participants in a dividend reinvestment program offered by a broker.

The trading symbol for the SmartETFs Asia Pacific Dividend Builder ETF Fund is ADIV, and the trading symbol for the SmartETFs Dividend Builder ETF is DIVS.

The Funds will be listed on the NYSE Arca exchange. The listing exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

ETF Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding SmartETFs Asia Pacific Dividend Builder ETF shares and is recognized as the owner of all ETF shares for all purposes. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding SmartETFs Dividend Builder ETF shares and is recognized as the owner of all ETF shares for all purposes.

Investors owning ETF shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all ETF shares. Participants include DTC, securities brokers, and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of ETF shares, you are not entitled to receive physical delivery of stock certificates or to have ETF shares registered in your name, and you are not considered a registered owner of ETF shares. Therefore, to exercise any rights as an owner of ETF shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Frequent Trading

Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not exchange-traded shares), frequent trading of ETF shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders. A few institutional investors are authorized to purchase and redeem shares directly with the Fund. When these trades are effected in-kind (i.e., for securities and not cash), they do not cause any of the potentially harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes a Transaction Fee on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades, such as when an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in ETF shares.

Pricing Fund Shares

Market Price. SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF shares trade in the secondary market at market prices, which may differ from the NAV per share.

Net Asset Value. The NAV of each of the Funds is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time).

Each Fund’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. The Funds’ securities are valued based upon readily available price quotations from the principal exchange or market on which the securities are traded, and are generally valued at their official closing price or the last reported sale price. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.

Fair Value Pricing. If market quotations do not accurately reflect fair value for a security, or if such valuations do not reflect current market values, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or when the valuation, in the judgment of the Adviser, does not represent its accurate value. The Funds also may fair value a security if the Fund or the Adviser believes that the market price is stale. Under the Funds’ fair valuation process, when a fair valuation event occurs, a committee that includes representatives from the Adviser, the Custodian, and the Funds’ Chief Compliance Officer, convenes to review pricing information and determine the fair value of the security in question.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

Premium/Discount Information

Information regarding how often the Funds traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters will be available at www.smartetfs.com.

Distributions and Taxes

Dividends and Capital Gains Distributions. The Funds will distribute all or most of its net investment income and net capital gains to shareholders. Dividends (investment income), if any, will normally be declared and paid at least annually. Some of the Funds’ investment income may be subject to withholding tax. Net realized capital gains, if any, will be distributed at last annually, and normally in December. When calculating the amount of capital gain, the Funds can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Buying Before a Dividend. If you purchased shares of the Funds on or before the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV on that date and represents, in substance, a return of basis (your cost); however, you will be subject to federal income taxes on this distribution.

Dividend Reinvestment. No dividend reinvestment service is currently provided by the Funds. Broker dealers may make available a dividend reinvestment service for use by beneficial owners of the Funds for reinvestment of their dividend distributions. Beneficial owners interested in such a service should contact their broker for availability and other necessary details. Brokers may require beneficial owners to adhere to specific procedures and timetables to participate. If a dividend reinvestment service offered by a broker is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Issues. The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the U.S. federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year. Additional tax information appears in the Funds’ Statement of Additional Information.

Distributions to Shareholders. Qualified dividends received from the Funds by non-corporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Funds. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Funds’ short-term capital gains are taxable as ordinary income. Dividends from the Funds’ long-term capital gains are taxable as long-term capital gains. You have to pay taxes on distributions even though you have them automatically reinvested. On some occasions a distribution made in January will be treated for tax purposes as having been distributed on December 31 of the prior year.

Dividends and distributions from a Fund, and gains from the sale of shares of a Fund, will be included in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax that applies to certain individuals, estates and trusts.

Generally, the Funds and financial intermediaries are obligated to withhold and remit to the US Treasury a percentage of taxable distributions and sale or redemption proceeds paid to a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that it is exempt from withholding.

Gain or Loss on Sale of ETF Shares. You may recognize either a gain or loss when you sell ETF shares. The gain or loss is the difference between the proceeds of the sale (the market price per share on the date of sale times the number of ETF shares sold reduced by the expenses of the sale) and your adjusted basis in those ETF shares. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If you sell ETF shares at a loss and purchase shares of the same ETF within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. Shares acquired through a dividend reinvestment offered by a broker may cause a “wash sale”.

Withholding Taxes. The Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Source Income and Withholding Taxes. Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the source. If the Funds meets certain requirements, it may elect to “pass-through” these foreign taxes to shareholders. If the Funds so elects, you would be required to include in gross income, even though not actually received, your pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a deduction for your share of foreign taxes paid, subject to applicable limitations.

Cost Basis Reporting.  Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Guinness Atkinson Funds have chosen Average Cost as their default tax lot identification method for all shareholders. A tax lot identification method is the way that Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, each series of the Guinness Atkinson Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” Guinness Atkinson Funds and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Taxes on Creation or Redemption by Authorized Participants.

Authorized Participants who exchange securities for Creation Units generally will recognize gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the Authorized Participant’s aggregate basis in the securities surrendered and cash paid for Creation Units. Authorized Participants who redeem Creation Units generally will recognize gain or loss equal to the difference between their basis in the Creation Units and the sum of the aggregate market value of securities received and any cash received for such Creation Units. The IRS may take a position that an exchange does not give rise to a loss, including as a result of the “wash sale” rules. Authorized Participants must consult their tax advisors with respect to whether or not such a loss may be deductible.

Capital gain or loss realized upon the redemption (or creation) of Creation Units generally will be treated as long-term capital gain or loss if the shares (or securities surrendered) have been held for more than one year, and as short term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

Possible Tax Law Changes. At the time that this prospectus is being prepared, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the SmartETFs Asia Pacific Dividend Builder ETF’s and SmartETFs Dividend Builder ETF’s financial performance for the past five years. Each of the SmartETFs Asia Pacific Divided Builder ETF and the SmartETFs Dividend Builder ETF have adopted the performance history of their predecessor funds, which were operated as mutual funds. The financial information shown below is for the predecessor mutual funds for the periods prior to inception of the Funds on ________ __, 20__.

Some information reflects financial results for a single share of the predecessor mutual funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the mutual funds, which the Adviser believes is an accurate representation of how the Funds would have performed., assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements is included in the Funds’ annual report, which is available by calling 866 307-5990.

Guinness Atkinson Asia Pacific Dividend Builder Fund – predecessor to SmartETFs Asia Pacific Dividend Builder ETF
For a capital share outstanding throughout each period.	Year Ended December 31,
	2019	2018		2017		2016		2015
Net asset value, beginning of period	$14.22	$17.85		$13.43		$12.79		$13.83
Income from investment operations:
Net investment income	0.51	0.49		0.40		0.42		0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.35	(3.36)		4.47		0.71		(1.01)
Total from investment operations	2.86	(2.87)		4.87		1.13		(0.62)
Less distributions:
From net investment income	(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Total distributions	(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Redemption fee proceeds	— (1)	0.01		0.01		—	(1)	— (1)
Net asset value, end of period	$16.58	$14.22		$17.85		$13.43		$12.79
Total return	20.33%	(16.42)%		36.70%		8.81%		(4.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.7	$4.2		$7.6		$8.5		$7.3
Ratio of expenses to average net assets:
Before fees waived	4.02%	3.27%		3.48%		3.14%		3.87%
After fees waived(2)	1.10%	1.12	%(3)	1.12	%(3)	1.11	%(3)	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.34%	0.89%		0.20%		1.11%		0.36%
After fees waived	3.26%	3.04%		2.56%		3.14%		2.25%
Portfolio turnover rate	32.99%	23.38%		47.32%		30.91%		28.59%

(1)	Amount represents less than $0.01 per share.
(2)	The Adviser has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015 the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. For the SmartETFs Asia Pacific Dividend Builder ETF, the successor in interest to the Guinness Atkinson Asia Pacific Dividend Builder Fund, the Adviser has contractually agreed to limit operating expenses of the Fund to 0.78%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(3)	If interest expense had been excluded, expenses would have been lowered by 0.02%, 0.02% and 0.01% for the year ended December 31, 2018, 2017, and 2016 respectively.

Guinness Atkinson Dividend Builder Fund – predecessor to SmartETFs Dividend Builder ETF
For a capital share outstanding throughout the period.	Year Ended December 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$16.91	$18.09	$15.28	$14.75		$15.83
Income from investment operations:
Net investment income	0.49	0.44	0.41	0.46		0.42
Net realized and unrealized gain (loss) on investments and foreign currency	3.97	(1.17)	2.82	0.54	(3)	(0.99)
Total from investment operations	4.46	(0.73)	3.23	1.00		(0.57)
Less distributions:
From net investment income	(0.50)	(0.45)	(0.42)	(0.47)		(0.46)
From net realized gain	(0.13)	—	—	—		(0.05)
Total distributions	(0.63)	(0.45)	(0.42)	(0.47)		(0.51)
Redemption fee proceeds	—	—	—	—		— (1)
Net asset value, end of period	$20.74	$16.91	$18.09	$15.28		$14.75
Total return	26.71%	(4.14)%	21.34%	6.83%		(3.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$12.9	$8.5	$9.0	$7.8		$11.0
Ratio of expenses to average net assets:
Before fees waived	1.98%	2.00%	2.06%	2.11%		1.77%
After fees waived(2)	0.68%	0.68%	0.68%	0.70	%(4)	0.68%
Ratio of net investment income (loss) to average net assets:
Before fees waived	1.30%	1.12%	1.07%	1.41%		1.76%
After fees waived	2.60%	2.44%	2.45%	2.82%		2.86%
Portfolio turnover rate	18.51%	23.71%	18.61%	21.57%		24.94%

(1)	Amount represents less than $0.01 per share.

(2)	The Adviser has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. For the SmartETFs Dividend Builder ETF, the successor in interest to the Guinness Atkinson Dividend Builder Fund, the Adviser has contractually agreed to limit operating expenses of the Fund to 0.65%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(3)	An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.

(4)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

INDEX DESCRIPTIONS

The MSCI AC (All Country) Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of December 2018, the MSCI AC Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

The MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 2018 the MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

NOTICE

SmartETFs Asia Pacific Dividend Builder ETF or SmartETFs Dividend Builder ETF shares are not sponsored, endorsed, sold or promoted by the NYSE Arca Exchange. NYSE Arca makes no representation or warranty, express or implied, to the Fund’s shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular, or with respect to any ETF’s ability to achieve its investment objective.

The Listing Exchange is not responsible for, nor has it participated in, the timing of, prices of, or quantities of the shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing, or trading of the shares of the Funds.

▪	Statement of Additional Information. The SAI provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

▪	Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds will issue an annual report after the fiscal period ends, which will contain a discussion of the market conditions and principal investment strategies that significantly affected the Funds’ performance during the fiscal period.

To Review or Obtain this Information: The SAI and annual and semi-annual reports are available without charge upon your request by sending an e-mail request to mail@smartetfs.com, by calling 866 307-5990 (toll free in the United States), visiting the Funds’ website, www.smartetfs.com, or by calling or writing a broker-dealer or other financial intermediary. To request other information about the Funds and to make shareholder inquiries, please call 866 307-5990. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file no. 811-08360

Contact SmartETFs Asia Pacific Dividend Builder ETF or SmartETFs Dividend Builder ETF

Website: www.smartetfs.com

Email: mail@smartetfs.com

Statement of Additional Information

[_____, 2020]

SmartETFs ASIA PACIFIC DIVIDEND BUILDER ETF (_____)

SmartETFs DIVIDEND BUILDER ETF (_____)

each, a series of Guinness Atkinson Funds

GUINNESS ATKINSON FUNDS

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

This statement of additional information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Information Statement/Prospectus dated [ ] 2020, as may be amended from time to time, (the “Prospectus”) for the Guinness Atkinson Asia Pacific Dividend Builder Fund and the Guinness Atkinson Dividend Builder Fund (each, an “Acquired Fund”), each a series of Guinness Atkinson Funds (the “Trust”), a Delaware statutory trust in connection with the reorganization of the Acquired Funds to occur on ________________, 2020. A copy of the Combined Information Statement/Prospectus is available by calling [ ].

This SAI, relating specifically to the reorganization of each Acquired Fund into the SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF (each, an “Acquiring Fund”), respectively, each a newly established series of the Trust, consists of this document and the following described documents, each of which is incorporated by reference herein:

1.	Prospectus and Statement of Additional Information of the Acquired Funds, each dated May 1, 2020 (filed via EDGAR on April 29, 2020, (File No. 811-08360) (Accession No. 0001398344-20-008848);
2.	Semi-Annual Report to Shareholders of the Acquired Funds dated June 30, 2020 (filed via EDGAR on September 8, 2020, (File No. 811-08360) (Accession No. 0001104659-20-103031); and
3.	Annual Report to Shareholders of the Acquired Fund dated December 31, 2019 (filed via EDGAR on March 10, 2020, (File No. 811-08360) (Accession No. 0001104659-20-031259).

None of the Acquiring Funds currently has any assets or liabilities. Each Acquiring Fund will commence operations upon the completion of the applicable Reorganization and will continue the operations of the corresponding Acquired Fund. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein.

The terms “Fund” and “Funds,” as used in this SAI, refer to the Acquiring Funds.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	2
INVESTMENT OBJECTIVES AND POLICIES	2
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	6
RISK FACTORS AND SPECIAL CONSIDERATIONS	7
INVESTMENT RESTRICTIONS AND POLICIES	14
PORTFOLIO TRANSACTIONS	16
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS	18
MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION	23
PERFORMANCE INFORMATION	25
PORTFOLIO HOLDINGS INFORMATION	26
TAX MATTERS	27
MANAGEMENT OF THE TRUST	36
THE INVESTMENT ADVISER AND THE ADVISORY AGREEMENT	42
PORTFOLIO MANAGERS	44
THE ADMINISTRATOR	45
DESCRIPTION OF THE FUND	46
SHAREHOLDER REPORTS	48
FINANCIAL STATEMENTS	49
PROXY VOTING GUIDELINES	49
GENERAL INFORMATION	50
ANTI-MONEY LAUNDERING PROGRAM	51

GENERAL INFORMATION AND HISTORY

Guinness Atkinson™ Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company. The Trust is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust comprises fourteen separate, series portfolios, each of which has unique investment objectives and strategies. This SAI describes only two portfolios, the SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF (each, a “Fund” and collectively, the “Funds”). Eight other separate series, which are operated as open-end mutual funds, are described in a separate SAI. One other separate series, which is operated as exchange traded funds (“ETFs”), SmartETFs Smart Transportation & Technology ETF (NYSE: MOTO) is described in a separate SAI. Three other separate series, which will be operated as exchange traded funds, SmartETFs Advertising & Marketing Technology ETF, SmartETFs Sustainable Energy ETF and SmartETFs Sustainable Energy II ETF, are also described in separate SAIs. The SmartETFs Asia Pacific Dividend Builder ETF began operations March 31, 2006 as a traditional open-end mutual fund. It was converted to an exchange traded fund on _________ XX, 2020. The SmartETFs Dividend Builder ETF began operations on March 30, 2012 as a traditional open-end mutual fund. It was converted to an exchange traded fund on ____________ XX, 2020.

Both Funds are exchange-traded funds (“ETFs” or, for purposes of this SAI, “Funds”) and their Exchange Traded Shares (“ETF Shares” or the “Shares”) are listed on the NYSE Arca exchange (the “Exchange”). Shares of both Funds trade on the Exchange at market prices that may differ from the Shares’ respective net asset values (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified blocks of Shares (typically 10,000 shares or more) called “Creation Units.” Currently, Creation Units generally consist of 10,000 Shares, though this may change from time to time. Creation Units are not expected to consist of less than 10,000 Shares.

Creation Units are issued to and redeemed by Authorized Participants in-kind for securities included in the Fund’s portfolio and in some cases, an amount of cash, at the discretion of the Adviser. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase the Shares directly (except through a dividend reinvestment program offered by a broker). Retail investors will purchase Shares in the secondary market with the assistance of a broker.

The discussion below regarding each Fund’s investment objectives and policies should be read in conjunction with each Fund’s prospectus. Portfolio management of each Fund is provided by Guinness Atkinson™ Asset Management, Inc., a Delaware corporation with offices at 225 South Lake Avenue, Suite 216, Pasadena, California 91101.

INVESTMENT OBJECTIVES AND POLICIES

SmartETFs Asia Pacific Dividend Builder ETF

SmartETFs Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital appreciation. SmartETFs Asia Pacific Dividend ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, dividend-producing equity securities of Asia Pacific companies. The Fund seeks to allow investors the opportunity to profit from the transition of Asia Pacific economies as they move from developing to developed economies. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region. The Adviser seeks to invest in companies that have returned a cash flow return on investment of at least 8% or each of the last eight years, and, in the opinion of the Adviser, are likely to grow their dividend over time.

Under normal market conditions the SmartETFs Asia Pacific Dividend Builder ETF will invest in at least four different countries, which include but are not limited to Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, United Kingdom, United States and Vietnam. The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards concentration. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Adviser will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies domiciled in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The Fund is designed for investors who seek dividend income and long-term capital appreciation through focused investment in dividend-producing stocks of Asia Pacific companies.

SmartETFs Dividend Builder ETF

SmartETFs Dividend Builder ETF’s investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation. The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating high returns on capital. The Adviser seeks to invest in companies that have returned a real cash flow return on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, are likely to grow their dividend over time. The Fund will not change this strategy unless it gives shareholders at least 60 days’ notice. Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund will consider all companies in the world’s developed and emerging markets. The Adviser will invest the Fund’s assets in securities of all market capitalization companies. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The Fund is designed for investors who seek a moderate level of current income and investments in dividend paying companies that have the ability to increase their dividends consistently over time.

All Exchange Traded Funds

Temporary Defensive Strategies. When current market, economic, political or other conditions are unsuitable or would impair the pursuit of an investment objective, the Adviser may temporarily invest up to 100% of a Fund’s assets in cash, cash equivalents or high quality short-term money market instruments. When a Fund takes a temporary defensive position, it may not achieve its investment objective. The Funds do not engage in market timing. The Adviser’s philosophy for the funds it manages is that the funds should remain invested and the Funds are managed to be fully invested at all times.

Diversification. The Funds are diversified funds, which means they are subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

General Information about the Funds

The following information concerning the Funds augments the disclosure provided in each Fund’s Prospectus.

Derivatives

The Funds do not intend to employ leveraging techniques, except that the Funds may use derivatives from time to time when desirable to effectuate their investment strategies. The Funds intend to use foreign currency forward contracts when appropriate and useful to effectuate investments in securities traded on foreign markets. All investments using derivative instruments are subject to asset segregation and cover requirements. For more information about foreign currency forward contracts, see “Additional Foreign Currency Considerations” under “Risk Factors and Special Considerations”. The Funds do not use derivatives as a principal investment strategy.

Money Market Instruments

From time to time, each Fund may invest in Money Market Instruments, normally in connection with creation and redemption transactions, or in anticipation of investing cash positions. “Money Market Instruments” are short-term (less than twelve months to maturity) investments, made directly or indirectly (through funds or other “sweep” arrangements) in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While each Fund does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, under normal market conditions no ETF expects to have a substantial portion of its assets invested in Money Market Instruments. Each Fund may use Money Market Instruments without limitation when it applies its temporary defensive strategy.

Foreign Issuers

The Funds do not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency’s external value, or if the Adviser has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Funds.

Depositary Receipts. Each Fund may invest indirectly in issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Global Depositary Shares (“GDSs”) (collectively, “Depositary Receipts”). Depositary Receipts are certificates evidencing an interest in a pool of securities of a specific issuer held by a bank. In most cases, the certificate evidencing ownership of the facility also includes a conversion component that entitles the holder to obtain the securities. Depositary Receipts are a method to obtain exposure to a specific issuer, normally not a US issuer, without trading in the local market for the issuer’s securities. Depositary receipts may be “sponsored”, in which case the issuer participates with a bank in arranging the facility, or “unsponsored”, in which case the issuer is not involved in arranging the facility and the facility is arranged by a bank or by a third party working with a bank. Unsponsored Depositary Receipts are normally more expensive and less liquid than sponsored Depositary Receipts, and the issuer of stock underlying an unsponsored Depositary Receipt facility does not treat the certificate holders as shareholders for purposes of supplying information about the issuer or its securities.

ADRs are Depositary Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. In addition, the issuers of the stock underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of each Fund’s investment policies, investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Securities in which a Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. To the extent that such securities are illiquid by virtue of the absence of a readily available market, legal, contractual or regulatory restrictions on resale, they will be subject to the Fund’s investment restrictions on illiquid securities, discussed below.

Other Investment Companies

The Funds, together with any of their “affiliated persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), may only purchase up to 3% of the total outstanding securities of any underlying investment company, unless otherwise permitted by SEC order. Accordingly, when a Fund or such “affiliated persons” hold shares of any of the underlying investment companies, a Fund’s ability to invest fully in shares of those investment companies is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. There can be no assurance that appropriate investment companies will be available for investment. The Funds will not invest in other investment companies unless, in the Adviser’s judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are generally bonds, notes, preferred stocks, warrants or other securities that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Warrants and Rights. Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser. Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Securities Lending

Each Fund may lend portfolio securities up to 33-1/3% of its total assets. Currently the Funds are not participating in securities lending arrangements but they may do so. The Funds may lend their portfolio securities to brokers, dealers and other financial institutions, provided that a lending ETF receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Funds’ investment standards to be the equivalent of cash. Securities lending involves counterparty risk, including the risk that loaned securities may not be returned and/or a loss of rights in the collateral if the borrower or lending agent defaults. In addition, the Funds bear the risk that income earned may not be sufficient to cover the costs paid, as well as the risk of loss that the investments of the cash collateral received from the borrower decline in value, which do not trigger additional collateral requirements from the Borrower. The Funds will pay a portion of the income earned on a lending transaction to a third party that is unaffiliated with the Funds or the Funds and that is acting as a “placing broker” and may pay other fees in connection with securities lending program.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Funds’ investment policies and strategies described in the Prospectus and associated non-principal risks. Each Fund, in pursuing its investment objective, will invest as described below and employ the investment techniques described in the Prospectus and elsewhere in this SAI.

Capitalization Size

Each Fund may invest in companies with a range of capitalizations, including small cap (under US$1 billion), mid cap (under US$5 billion) and large cap. As a general rule, investing in small cap or mid cap companies may be more risky than investing in large cap companies. Small cap or mid cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns, including arising from supply chain disruptions. Securities of small- or mid-cap companies may be traded less frequently than that of larger companies, which can make them illiquid. Small- or mid-cap companies may have more limited financial resources including access to credit lines and financing arrangements. Securities issued by small- or mid-cap companies may be more volatile. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make a Fund more risky than a fund that only invests in securities of larger capitalization companies.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Funds will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will not make further investments and will reduce its holdings of illiquid investments in an orderly fashion in order to maintain adequate liquidity. The Funds have adopted a liquidity risk management program and procedures to maintain adequate liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Adviser will determine the liquidity of Rule 144A securities under the supervision of the Board. The liquidity of Rule 144A securities will be monitored by the Adviser, and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Infectious Disease Risk

An outbreak of COVID-19, a highly contagious illness, commenced in 2019 and spread globally. This outbreak has resulted in travel restrictions, including limitations on border crossings, health screenings at points of entry, quarantines, business closures and operating restrictions, supply chain interruptions, layoffs, disruption of and stress in healthcare delivery, and defaults, resulting in reduced consumer demand for goods and services, disruptions to financial markets and other significant economic impacts, as well as general concern and uncertainty. Market disruptions can adversely impact a Fund and its investments. Further, some local financial markets have been or may be subject to closures, which can be unannounced and of indeterminate length. If a market in which a Fund’s investments trades implements a trading suspension, the Fund’s ability to buy or sell securities in that market will be adversely impacted. The outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in unpredictable ways. Historically, governmental and quasi-governmental authorities and regulators have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including stimulus measures such as direct capital infusions into companies, monetary policy changes, and interest rate adjustments. Capital re-direction to manage consequences of the outbreak may adversely affect governmental, quasi-governmental and corporate balance sheets. Any unexpected change in these policies, or their ineffectiveness, is likely to increase market volatility, which could adversely affect the Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Changes in global markets and economies, low interest rate environments, regulatory interventions and negative interest rate environments can also significantly affect interest rate fluctuations, including in ways that are not always predictable. Although the Funds generally do not hold fixed income securities, dividend stocks may be sensitive to interest rate fluctuations.

Foreign Securities

Investors should recognize that investing in securities of companies in foreign countries (including emerging market countries) involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies and these risks apply to direct investment in securities issued in foreign countries or traded on foreign securities markets, and to Depositary Receipts of such companies. The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, tariffs, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries. U.S. interactions with foreign countries may change, and trade negotiations, trade agreements and tariffs, or announcements about trade negotiations, trade agreements or of tariffs, may adversely impact the value of securities issued by companies located in countries outside the United States.

Many emerging and developing countries have different social, political, and economic stability characteristic as compared to the United States, which can result in political and economic instabilities that may be expressed in the form of (1) high interest rates; (2) high levels of inflation, including hyperinflation; (3) high levels of unemployment; and (4) changes in government economic policies or tax policies, sometimes without notice. Changes in government policies in emerging and developed countries may rapidly affect inflation rates.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or a Fund’s investments in those countries. In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of a Fund’s limitations on such purchases. Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, each Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

Specific Foreign Country Risks

Investing in companies located in any country subjects the Fund to economic, political, regulatory and social risks specific to that country, including instability. Countries in Europe may be more sensitive to secessionist, independent or nationalist political movements, which could adversely affect their economies and trade relationships. The following risks are presented alphabetically.

EU Risk. The Fund may invest in companies within the European Union, including the France, Germany, Italy, and the Netherlands. Political, social and economic conditions in Europe could affect the value of companies in that region. European financial markets may experience volatility due to concerns about levels of government debt, credit events (which may relate to the entire European Union or specific countries), concerns over unemployment and migration, the impact of Brexit and future of the euro as a common currency, possible restructuring of government debt for some EU members, as well as implementation of fiscal and monetary policies in the European Union. Companies within the EU are likely to be more sensitive to events concerning Brexit. If additional members decide to exit the European Union or stop using the Euro as a currency, the Fund’s investments in companies in the countries within the European Union could be adversely affected.

Risks of Investing in Australia. Investments in Australian issuers are subject to currency and security risks specific to Australia. Australian is heavily dependent on exports from the energy, agricultural and mining sectors. The Australian economy is more sensitive to fluctuations in the commodities markets. Australia is also dependent on trading with key trading partners.

Risks of Investing in Canada. Canada’s economy depends significantly on key trading relationships, including with the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets, including those in the energy sector, and negative changes in commodities’ markets, whether due to changes in demand, market events, regulatory changes or other factors, could adversely impact the Fund’s holdings of securities of Canadian issuers.

Risks of Investing in France. The Fund’s investments in French issuers are subject to legal, currency and security risks specific to France. Brexit is expected to reduce demand for exports from France, which may cause the French economy to experience fluctuations reflecting concerns for an impending economic downturn, reduced demand for French exports, higher unemployment and increasing government debt. France’s economy depends on agricultural exports. France has experienced several incidents of terrorism, resulting in increased and different security demands. These attacks may adversely affect France’s tourism sector.

Risks of Investing in Germany. The Fund’s investments in German issuers may subject the Fund to legal, currency, and security risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the EU, which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Germany has an export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the U.K., France, Italy and other European countries. Germany is dependent on the economies of these other countries, and any change in the price or demand for German exports may have an adverse impact on its economy.

Risks of Investing in Italy. The Fund’s investments in Italian issuers subjects the Fund to legal and currency risks specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. Recently, the Italian government has experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating. The Italian economy is also heavily dependent on trade with other European countries.

Risks of Investing in the Netherlands. Investments in Dutch issuers may subject the Fund to legal, regulatory, political, currency, security and economic risk specific to the Netherlands and the countries that use the euro. In addition, because the economy of the Netherlands is export driven, the Netherlands relies heavily on its key trading partners.

Risks of Investing in Sweden. Investments in Swedish issuers are subject to legal, currency and security risks specific to Sweden. Sweden has a highly developed social welfare system and a high percentage of Sweden’s labor force participates in union membership. As a result, Sweden’s economy could be adversely impacted by increased government spending, higher production costs and lower productivity, among other things.

Risks of Investing in the United Kingdom. Investments in UK issuers are subject to currency and security risks specific to the UK. The UK is one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the economy of the UK may be impacted by changes to the economic condition of the United States and other European countries. The government of the UK continues to exercise control over sectors of the economy, which could adversely impact economic growth. The UK includes Northern Ireland, which has an economy that is subject to special risks of economic, political and social instability. The UK is subject to special risks concerning Brexit, the withdrawal of the UK from the European Union, which is expected to occur in 2020. The economy of the UK and companies in the UK could be adversely affected by changes in trading and other relationships due to Brexit.

Risks of Investing in Asia

Bangladesh Risks. Bangladesh suffers from a comparatively weak economy due to weak infrastructure, extensive bureaucracy, corruption, lack of transparency in government operations and slowness in their judicial system. Among other things, Bangladesh’s economy is highly dependent on trade, especially in the textile sector. Bangladesh is also vulnerable to natural disasters that have repeatedly resulted in substantial losses to infrastructure, which adversely affects income and capital development.

Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Although China contractually committed that it would not alter Hong Kong’s autonomy before 2047, Hong Kong is undergoing a period of political and social unrest, exacerbated by the adoption of a new national security law in June 2020. The law affects the political and legal, but not the economic, structure in Hong Kong, and could undermine business and investor confidence in Hong Kong which could have an adverse effect on the Fund’s investments. In response to the national security law, several countries have indicated they would adjust their relationship with Hong Kong and its citizens, which may affect financial, regulatory and privacy matters. The United States has implemented policy changes to remove Hong Kong’s designation of special status, which affects primarily visa and import/export rules (including tariffs).

Indonesia Risks. Indonesia’s political institutions are relatively young and can face internal political challenges. Indonesia’s economy depends heavily on trading relationships with key trading partners, including China, Japan, Singapore and the United States, and tourism. Indonesia has in the past faced politically motivated unrest, including from internal actors, within several of its provinces, and this unrest negatively impacts Indonesia’s domestic economy and stock markets. Indonesia has suffered from acts of terrorism, aimed primarily at foreigners, which negatively affects its tourism sector. Indonesia suffers from domestic economic development problems, such as high unemployment, unequal distribution of resources, infrastructure issues, a reputation for corruption in dealing with both domestic and foreign companies, and a potentially unreliable banking sector. These factors may contribute to a discouraging environment for foreign direct investment in companies in Indonesia, which could adversely impact companies issuing securities in Indonesia.

India Risks. Although India is the 5th largest economy in the world, it is an emerging market country that is developing an open-market economy, and remains periodically more volatile than developed markets. Although India commenced a program of economic liberalization in the early 1990s, which included policies of deregulation, investors in India still face political and legal uncertainties, relatively greater government control over internal economic activity, currency volatility, and the risk of nationalization or expropriation of assets. India has an extensive bureaucracy which makes it difficult to implement economic and legislative changes, and some changes are announced and not implemented, or announced and reversed. In some areas of investment, India still imposes limits on foreign ownership of securities issued by Indian companies, and these limitations can be broadly imposed across all market participants and may apply at different levels in specific industries, which means a Fund may be unable to purchase or sell a position in a particular issuer at market prices. India’s accounting, auditing and financial reporting standards are relatively unsophisticated as compared US standards. In some cases, before a Fund can invest directly in securities of an Indian company traded on an Indian exchange, approvals must be obtained from a range of Indian authorities including the Securities and Exchange Board of India (“SEBI”), the Reserve Bank of India (“RBI”, the central government and the tax authorities (if tax benefits related to the investment will be used by the investor). India has complicated relationships with neighboring countries, including Pakistan, Bangladesh, China and Sri Lanka, based on economic and non-economic factors. India has experienced acts of terrorism and threats of terrorism, which stem from a variety of religious disputes, territorial disputes, and long-standing cultural differences or disputes, and industry-specific concerns relating to defense, security and energy policies. India continues to exercise significant control over economic and government activity.

Japan Risks. In recent years, Japan’s economy has grown slower as compared to other Asian nations and its economic growth rate has been low, including due to natural disasters. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism, changes in its labor markets and fluctuations in its financial services sector and other distressed business sectors. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Japan’s economy and Japanese companies. Japan’s economy may be adversely affected by trade limitations, tariffs, competition from other Asian markets, commodities prices and debt burdens. Japanese companies may be more sensitive to commodity prices, energy prices, and changes in Japan’s labor market as well as export limitations and tariffs.

Malaysia Risks. Malaysia’s economy relies upon trade relationships with key trading partners including the US, China, Japan and Singapore, and is heavily dependent on energy exports. Changes in demand for Malaysian products from these countries would adversely impact Malaysia’s economy. Although Malaysia’s government supports a growth agenda and has relaxed some investment controls, Malaysia imposes currency controls and limitations on foreign investors ownership of shares of Malaysian companies, and in the past, this has included exit levies. Malaysia has experienced periodic political instability which can adversely impact Malaysia’s economy. Changes in trade regulations or currency exchange rates with major trading partners could adversely impact Malaysia’s economy.

New Zealand Risks. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or emerging markets. As an island nation, which is somewhat geographically isolated, New Zealand’s economy generally is tied to commodity exports, principally in agriculture, horticulture, fishing and forestry. Historically, New Zealand has been vulnerable to global slowdowns. New Zealand’s domestic economy is limited and can suffer from skilled labor deficiencies, which are only partially offset due to restrictive immigration policies.

Pakistan Risks. Pakistan is an emerging market economy that depends on exports to key trading partners including the US. Currently, Pakistan’s economy is affected by high interest rates, economic volatility, inflation, currency devaluations, high unemployment, public debt and public spending. Companies in Pakistan are subject to the risks of nationalization, expropriation or confiscatory taxation, security market restrictions, political changes, government regulation or diplomatic developments (including war or terrorist attacks), any of which could affect adversely the value of investments in issuers in Pakistan. Relatively recent economic growth in Pakistan was based on high levels of foreign aid, which may not continue. Government programs to privatize some industries and attract foreign investment were halted and could be reversed. Administrative changes designed to improve certainty for property owners and investors, including an evolving judicial system, have not been well-received. Pakistan has been involved in conflict with India over the disputed Kashmir region for many years and more recently, ethnic, religious and cultural differences have led to terrorism in this area, and in other parts of Pakistan. The ongoing dispute with India could adversely impact Pakistan’s economy if there is a war, or even the threat of war. Both Pakistan and India are nuclear powers. Pakistan also shares borders with Iran and Afghanistan.

Philippines Risks. Philippines is an emerging markets economy that depends on relationships with key trading partners including China, Japan and the US, as well as business process outsourcing and technology exports. Reduced demand from these partners would adversely affect the Philippines’ economy. The Philippines internal economy is challenged by challenged by debt and historic disfavored public enterprises, which are being modified. The Philippines also faces political risks based on location, and internal risks based on corruption.

South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

Sri Lanka Risks. After a period of internal unrest that ended in 2009, Sri Lanka relies on grants and international aid to supplement its textile exports and shipping industry. Changes in the global appetite and political sentiment could adversely affect Sri Lanka’s economy if appetites for continued support decline. Sri Lanka also depends on exports to China and countries in Europe. Sri Lanka’s natural resources and proximity to China support its agricultural industry, including shipping agricultural products from neighboring countries into the European Union. Sri Lanka faces potential internal instability due to ethnic conflict, as well as income inequality, inflation and public debt burdens.

Taiwan Risks. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Taiwan’s economy and Taiwan companies. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Taiwan’s economy is sensitive to changes in the economies of Japan, China, and the U.S. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China. These tensions may materially affect the Taiwanese economy and securities of Taiwan issuers.

Thailand Risks. Thailand has undergone several political changes since 2006, including a military coup in 2014. Thailand has a skilled workforce and its economy relies on agriculture as well as industry, services and tourism, it is also subject to political and military divisions with some predominantly Muslim regions. Thailand’s new political structure is untested. After 2006, limitations were placed on foreign investments; while these investment controls have been removed and Thailand has adopted policies that incentivize foreign investment, especially in innovation sectors, investment controls could return. Thailand has reformed its legal and administrative processes and strengthened its system of corporate governance and land registry. Other countries located in geographical proximity to Thailand have improved their business processes and economic outlook, increasing regional competition for foreign investment. Further political changes could adversely affect Thai issuers.

Vietnam Risks. Vietnam’s economy depends on trading relationships with certain key trading partners, including the US, China and Japan, and would be adversely affected if demand from those countries declines. Although Vietnam nationalized state enterprises, the government retained a stake and continues to exert control over core industries including banking. Investors in Vietnam also face risks of expropriation, nationalization, confiscatory taxation, government interventions in trade and limitations on ownership of securities by foreign investors, as well as social instability stemming from religious, ethnic and/or socioeconomic differences. Vietnam’s stock market has relatively low levels of liquidity which can contribute to volatility. Vietnam controls foreign purchases of Vietnam issuers by designating a single broker for transactions, which could elevate transaction costs, result in lower quality executions and expose investors to counterparty risk. Securities transactions in Vietnam must be fully funded before settlement. Vietnam is also subject to the risk of natural disasters such as tsunamis.

Risks of Investing in China

The Funds invest in companies economically tied to China. Although China is the second largest economy, it is still considered an emerging market country, and its securities systems for issuance, trading, regulation and taxation continue to evolve as its internal economy changes.

The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth. Farm reform led to the doubling of China’s farmers’ incomes over the 1980s. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Six special economic zones were set up by the central government providing tax advantages to foreign investors and many more followed at a provincial government level. Further, the Shenzhen and Shanghai Stock Exchanges opened in 1990. Class “A” and Class “B” shares are traded on both exchanges. While only resident Chinese can purchase Class “A” shares, foreign investors (such as the Funds) can purchase Class “B” shares. Foreign investors may also invest in eligible Chinese companies through mutual market access programs developed by the Shanghai Stock Exchange (“SSE”) through the Shanghai –Hong Kong Stock Connect program and the Shenzhen Stock Exchange through the Shenzhen –Hong Kong Stock Connect program (“Stock Connect Programs”). These Stock Connect Programs permit acquisition of China A Shares without imposing individual investment quotas or licensing requirements, lock-up periods or restrictions on the repatriation of principal and profits. However, these Stock Connect Programs also impose trading and settlement restrictions that could adversely impact a Fund’s ability to manage its investments on a timely basis. The Adviser may participate in trading China A Shares through the Stock Connect Programs.

In 1984, China and Britain signed the Joint Declaration, which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date. Hong Kong and China are interdependent in terms of tourism, financial services and investment, however, and Guinness Atkinson™ believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Hong Kong’s stock market remains one of the largest in the world and is highly liquid and extensively regulated. Hong Kong remains the leading offshore centre for trading in the Chinese currency, the Renminbi. Further, China has implemented mutual market access programs called Stock Connect Programs to facilitate foreign investment in China A Shares, and has continued to support the Renminbi bond market.

Notwithstanding the beliefs of Guinness Atkinson™, investors should realize that there are significant risks to investing in China and Hong Kong. The risks include:

(1)	that political instability may arise as a result of indecisive leadership;

(2)	that hard line Marxist Leninists might regain the political initiative;

(3)	that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident;

(4)	that the threat of armed conflict exists over the unresolved situation concerning Taiwan;

(5)	that because of China’s totalitarian government, property could be nationalized, expropriated or confiscated;

(6)	that due to the relatively undeveloped commercial and corporate legal systems, companies cannot obtain legal redress or collect judgments;

(7)	that the government of China will discontinue or alter economic reforms adopted in recent years; and

(8)	inflation, currency fluctuation, interest rate or inflation rate fluctuation risks that are specific to China.

Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility. Changes in policy could increase risks of nationalization, expropriation or confiscation of property. There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful. The issue of “B” shares and “H” shares by Chinese companies and the ability to obtain a “back-door listing” through “Red Chips” is still regarded by the Chinese authorities as an experiment in economic reform. “Back door listing” is a means by which Mainland Chinese Companies acquire and invest in Hong Kong Stock Exchange listed companies (“Red Chips”) to obtain quick access to international listing and international capital. The reformist elements that now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment. The Funds will be highly sensitive to any significant change in political, social or economic policy in China, which could affect interest, inflation and currency rates, and fluctuation in these rates. Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Funds. Guinness Atkinson TM, however, believes that the process of reform has now gone too far to be easily reversed.

Reunification of China and Taiwan remains an open issue, as China continues to claim sovereignty over Taiwan. Changes in political or economic relationships between China and Taiwan could adversely affect issuers of Chinese or Taiwan securities in which the Funds invest. The Funds may be more sensitive to changes in the political relationship between China and Taiwan as compared to Funds that do not invest in Taiwan securities.

China, in common with many other emerging markets, exercises significant control through industrial policies (including allocation of resources, relaxation or imposition of regulations and allocation of resources), monetary policy, currency exchange rate management and management of payments of foreign currency-denominated obligations. Changes in these policies could adversely affect companies in which the Funds invest.

China exercises significant control over its currency. The Funds’ investments could be adversely affected by rapid changes in exchange rate management mechanisms, which could alter investor appetite for RMB denominated investments and currency investments.

Investment in China at present involves above average risk due to a number of special factors described herein. Investment in the Asia Pacific Dividend Builder ETF should be regarded as long term in nature. These Funds are suitable only for those investors who can afford the risks involved and should constitute only a limited part of an investor’s portfolio. The price of these Funds may experience significant fluctuations.

China Securities Markets

With regard to Mainland China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. In addition, the choice of investments available to the Funds will be severely limited as compared with the choice available in other markets due to the small but increasing number of “B” share issues currently available. There is a low level of liquidity in the Chinese securities markets, which are relatively small in terms of both combined total market value and the number of “B” shares available for investment. Shareholders are warned that this could lead to severe price volatility.

Significant portions of Chinese securities markets in Mainland China may become illiquid, rapidly and at any time. Regulators of markets for China securities in Mainland China have the ability to suspend trading in equity securities and have exercised that option in the past. In addition, regulatory oversight schemes (including automatic stock trading halts based on triggers) are relatively new in these markets and may be implemented and removed with little or no notice. If trading in a Chinese security is halted, it may be halted indefinitely and resume trading under different circumstances. The Funds may be adversely affected by potential illiquidity of Chinese securities.

China “A” Shares Risks - Stock Connect Schemes

The Funds may invest in domestic China securities (China A shares) through the Shanghai Hong Kong Stock Connect scheme, or the Shenzhen Hong Kong Stock Connect scheme (collectively, the “Stock Connect Schemes” or “Stock Connect”). The Shanghai Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange (“SSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). The Shenzhen Hong Kong Stock Connect is a securities trading and clearing links program developed by HKEx, Shenzhen Stock Exchange (“SZSE”) and ChinaClear.

The Stock Connect Schemes are designed to achieve mutual stock market access between Mainland China and Hong Kong. The stock exchanges of the two jurisdictions continue to issue details of Stock Connect, e.g. operational rules, from time to time. The Stock Connect Schemes enable investors to trade eligible shares listed on the Shanghai or Shenzhen markets through local securities firms or brokers. The list of eligible Stock Connect securities is established by Chinese regulators and may change.

The Stock Connect Schemes comprise Northbound Trading Links and Southbound Trading Links. Under the Northbound Trading Links, investors, through their Hong Kong brokers and a securities trading service company established by the Stock Exchange of Hong Kong Limited (“SEHK”), are able to place orders to trade eligible China A shares listed on the relevant PRC Stock Exchange (“Stock Connect Securities”) by routing orders to such PRC stock exchange. All Hong Kong and overseas investors (including the Funds) are allowed to trade Stock Connect Securities through the Stock Connect (through the relevant Northbound Trading Link).

Securities purchased through the Stock Connect Schemes are subject to Chinese regulations that limits the level of foreign ownership in local securities, and other local restrictions could prevent a Fund from investing in some Stock Connect Securities. Trades via the Stock Connect Schemes must be settled in RMB, and there is no guarantee that the Funds will have access to sufficient RMB to effectuate a trade at any given point. Trades through the Stock Connect Scheme are also subject to pre-trade requirements, which may limit the number of brokers that a Fund may use and affect execution quality of the transaction. Some laws applicable to Stock Connect Securities may require foreign investors to return profits allocable to the purchase and sale of China A shares. Additional costs, expenses and taxes may be applied by Chinese regulators to Stock Connect Scheme transactions.

Stock Connect Securities

There can be no assurance that an active trading market for such Stock Connect Securities will develop or be maintained. If spreads on Stock Connect Securities are wide, this may adversely affect a Fund's ability to dispose of such securities at the desired price. If a Fund wants to sell Stock Connect Securities at a time when no active market for them exists, the price it receives for its Stock Connect Securities - assuming it is able to sell them - is likely to be lower than the price received if an active market did exist, and thus the performance of a Fund may be adversely affected depending on the Fund’s size of investment in securities through the Stock Connect.

Quota Limitations

The Stock Connect Scheme is subject to quota limitations which may restrict a Fund’s ability to invest in China A shares on a timely basis, and as a result, a Fund’s ability to access the China A-Shares market may be adversely affected.

The Stock Connect Schemes impose a Daily Quota, which applies to all transactions of all market participants. The Daily Quota may change, which could affect the number of permitted buy trades on the relevant Northbound Trading Link. A Fund does not have exclusive use of the Daily Quota, and the quota is used on a “first come – first served” basis. Trades after the quota is reached will be rejected, which could adversely affect a Fund’s ability to purchase or sell Stock Connect Securities.

Suspension Risk

Under the Stock Connect Schemes, SEHK, SSE and SZSE have the ability to suspect trading if necessary to manage risks in the domestic market. A trading suspension of Stock Connect Securities could adversely affect the Funds’ ability to access the domestic China market.

Clearing and Settlement Risk

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”) and ChinaClear have established “clearing links,” such that each becomes a participant of the other to facilitate clearing and settlement of cross-border trades.

The rights and interests of a beneficial owner Stock Connect Securities will be exercised through HKSCC exercising its rights as the nominee holder of the relevant security as credited to HKSCC's omnibus account with ChinaClear. The applicable rules (including departmental regulations and regulations that establish the Stock Connect Schemes) generally provide for the concept of a “nominee holder” and recognize the investors including, for example, a Fund, as the “beneficial owners” of the Stock Connect Securities. There may be risks associated with the application of PRC law to the rights of an investor as a beneficial owner of securities acquired through the Stock Connect Schemes. It is possible that PRC legal interpretations concerning “legal ownership” and “beneficial ownership” could vary from regulatory and exchange expectations. Therefore, a Fund’s positions in Stock Connect Securities held by HKSCC as nominee (through a broker or custodian accounts) may be less protected than they would be if they were registered and held solely in the name of such Fund.

If there is a default, insolvency or bankruptcy of a custodian or broker, a Fund may be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. Foreign investors generally will not have access to local compensation funds that are set up to protect against defaulted trades.

HKSCC is the nominee holder of the securities acquired by foreign investors through the Stock Connect Schemes. In the event of a bankruptcy or liquidation of HKSCC, the Stock Connect Securities may not be regarded as the general assets of HKSCC under the laws of Hong Kong, and will not be available to the general creditors of HKSCC on its insolvency. In addition, as a Hong Kong incorporated company, any insolvency or bankruptcy proceedings against HKSCC will be initiated in Hong Kong and be subject to Hong Kong law. In such circumstances, ChinaClear and the courts of mainland China will regard the liquidator of HKSCC appointed under Hong Kong law as the entity with the power to deal with the relevant securities in place of HKSCC.

Trades through the Stock Connect Schemes are managed using omnibus accounts. If there was a settlement default by HKSCC, and a failure by HKSCC to designate securities or sufficient securities in an amount equal to the default such that there is a shortfall of securities to settle any securities trades, ChinaClear may deduct the amount of that shortfall from HKSCC's omnibus account with ChinaClear, such that other investors, including a Fund, may share in any such shortfall.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

China. In China, all issuers of “B” shares, “H” shares and Red Chips, in which the Funds may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards. The national regulatory and legal framework for capital markets and joint stock companies is not well developed compared to those of Western countries. Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations. As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets. Emerging and developing market countries may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income a Fund has available for distribution. Because a portion of the Funds’ investment income may be received in foreign currencies, the Funds will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the Funds will absorb the cost of currency fluctuations.

A portion of a Fund’s assets will be invested in securities of entities in foreign markets and a portion of the income received by a Fund will be in foreign currencies. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on a Fund’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments. Further, a Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Funds desire immediately to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Each Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when a Fund wishes to use them. Moreover, investors should be aware that in most emerging market countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging market countries no such markets currently exist.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

The Funds may invest in other registered investment companies, including open-end funds, closed-end funds and exchange traded funds (ETFs), subject to limitations set forth in the 1940 Act. This may include investment in money market mutual funds in connection with the Funds’ management of daily cash positions. Investments in the securities of other registered investment companies may involve duplication of management fees and expenses. If a Fund invests in such investment funds, the Funds’ shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the total assets of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. Under an exception to this rule, a Fund is subject only to the 3% limit so long as the Fund does not charge a sales charge in excess of 1.5%.

Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Investment Restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of each of the Funds. As used in the Prospectus and SAI, the term “majority of the outstanding shares” of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Funds’ fundamental investment restrictions set forth in their entirety. In contrast to the investment restrictions described below, investment policies are not fundamental and may be changed by the Board without shareholder approval.

Unless otherwise noted, whenever a fundamental investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to the limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s fundamental investment restrictions. With respect to limitations on borrowings, if a Fund’s asset coverage falls below 300% at any time (not including Sundays and holidays), a Fund shall, within three days thereafter, reduce the amount of its borrowings so that asset coverage of its total borrowing shall be at least 300%. For purposes of a Fund’s investment policy on concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, measured at market value at the time of investment, and “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of applying this 25% limitation, the Adviser references industry classifications published by a variety of sources and generally considers industry classifications assigned in global industry classification standards or for focused funds, at the sub-group level provided by Bloomberg, L.P. The Adviser may also determine, acting in good faith based on its own analysis, that an industry group or sub-group may be so broad that the economic characteristics of issuers within a group differ materially, or that the classification of a particular issuer within a group is unreliable. In that case, the Adviser may reclassify the issuer into a different group for purposes of this policy.

Fundamental Investment Restrictions

Each Fund may not:

1.	Issue senior securities, except that a Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. A Fund may pledge up to 33 1/3% of its assets to secure such borrowings.

2.	Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that a Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.	Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, a Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

8.	Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to obligations issued or guaranteed by the U.S. government its agencies or instrumentalities.

9.	With respect to 75% of a Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental Investment Policies

Each Fund also has non-fundamental investment policies:

1.	Each Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice to shareholders.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

Each of the Trust, Guinness Atkinson™, Foreside Fund Services, LLC, the Funds’ distributor (the “Distributor”) have adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust, Guinness Atkinson™ and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). Under applicable Codes of Ethics, personnel subject to that Code of Ethics may invest in securities for their own personal investment accounts, subject to limitations imposed by the Code which may include pre-clearance, and these limitations are applicable to securities held or to be acquired by the Fund. There can be no assurance that the codes of ethics will be effective in preventing such activities.

PORTFOLIO TRANSACTIONS

All security selection decisions are made by the Adviser. Orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Guinness Atkinson™ subject to the supervision of the Board and pursuant to authority contained in the Agreement between the Trust and Guinness Atkinson™. In selecting brokers or dealers, Guinness Atkinson™ will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

Brokers or dealers selected by Guinness Atkinson to execute the Funds’ portfolio transactions may include the Funds’ Authorized Participants (as discussed in “Purchases and Issuance of Shares in Creation Units”) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Funds’ portfolio transactions in conjunction with a creation unit order so long as such selection is in keeping with the foregoing policies.

In addition to meeting the primary requirements of execution and price, it is possible that brokers or dealers selected to execute Fund portfolio transactions may provide research services, or statistical material or other services to the Fund or to Guinness Atkinson™ for the Funds’ use, that, in the opinion of the Board, are reasonable and necessary to the Funds’ normal operations. As permitted by Section 28(e) of the Securities Exchange Act of 1934, Guinness Atkinson™ may cause the Fund(s) to pay a broker-dealer that provides brokerage and research services to Guinness Atkinson™ (for the Fund(s) and/or other accounts for which Guinness Atkinson™ exercises investment discretion) an amount of commission for effecting a securities transaction for the Fund(s) greater than the amount other broker-dealers would have charged for effecting the transaction if Guinness Atkinson™ determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Guinness Atkinson™’s overall responsibilities to accounts over which it exercises investment discretion. Not all such brokerage and research services may be useful or of value in advising the Funds.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions. Historically, Guinness Atkinson™ and/or other funds it manages have received the following types of services: economic studies, industry studies, security analysis or reports, sales literature and statistical services. If Guinness Atkinson™ were to receive these types of services, it would determine the amount of allocations to brokers who provide research services and report brokerage allocations, on an overall basis and involving research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to Guinness Atkinson™ in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Atkinson™’s other clients may be useful to Guinness Atkinson™ in carrying out its obligations to the Funds. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. The fees paid by the Funds to Guinness Atkinson™ are not reduced because Guinness Atkinson™ receives brokerage and research services. While such services are not expected to reduce the Guinness Atkinson™’s expenses, Guinness Atkinson™ might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

Guinness Atkinson™ may receive research services, or statistical material or other services to the Funds from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser. Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e). Currently, the Adviser does not receive research through Third Party Research Service arrangements.

Guinness Atkinson™ is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or other funds to which the Adviser or its affiliates render investment advisory services, and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over the counter market.

Brokers or dealers who execute portfolio transactions on behalf of the Funds may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Adviser determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Atkinson™’s overall responsibilities to the Funds.

It may happen that the same security held by the Funds will also be held by other clients of Guinness Atkinson™. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

Brokerage with Fund Affiliates. Subject to the supervision of Guinness Atkinson™ and the Board, brokerage or other agency transactions for the Funds may be executed through brokers who are Authorized Participants or registered broker-dealer affiliates of the Fund’s Authorized Participants for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions, which means amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including the Trustees who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. Brokerage transactions effected through Authorized Participants or affiliates of the Fund’s Authorized Participants will be reviewed regularly.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Purchase and Issuance of Creation Units

The Trust issues and redeems Shares (1) only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day (as defined herein), in proper form pursuant to the terms of the Authorized Participant Agreement (“Authorized Participant Agreement”); or (2) through a dividend reinvestment program offered by a broker. A “Business Day” is any day on which the NYSE is open. Purchases and redemptions of Creation Units are subject to a Transaction Fee, as defined below. Currently, a Creation Unit is 10,000 shares.

Authorized Participants

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). The Authorized Participant must agree pursuant to the terms of the Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that the Authorized Participants will make available an amount of cash sufficient to pay the Balancing Amount (as defined below) and the transaction fee described in “Transaction Fees.” The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Instruments (as defined below). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

Each Business Day, prior to the opening of trading on a Fund’s Primary Listing Exchange, NYSE Arca, normally at 9:30 a.m., the Adviser will cause to be published through the National Securities Clearing Corporation (NSCC) and disclose on its Website the names and quantities of an in-kind deposit of specific instruments (the “Deposit Instruments”) comprising the Creation Basket, as well as the estimated Balancing Amount (if any) for that day, for each Fund. The Creation Basket and the Balancing Amount, taken together, are referred to as the Portfolio Deposit. The published Creation Basket will apply until a new Creation Basket is announced on the following business day, and there will be no intra-day changes to the creation Basket except to correct errors in the Creation Basket. The Adviser will also publish on its website each Fund’s NAV and the closing price or Bid/Ask Price as of the NAV calculation time, all as of the prior business day. The identities and quantities of the Deposit Instruments for the Funds may also be fully available through unaffiliated third-party vendors.

Authorized Participants that wish to purchase Fund shares from the Transfer Agent through the Distributor will do so by delivering an in-kind deposit of specific instruments (“Deposit Instruments”) constituting the Creation Basket a sum of cash constituting the Balancing Amount, if required (collectively, the “Portfolio Deposit”), and the appropriate transaction fee. Creation Units are sold at their NAV plus a transaction fee, as described below. The Adviser may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Adviser’s discretion.

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Transfer Agent if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of one of the Funds; (b) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (c) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (d) the value of the Balancing Amount to accompany an in-kind deposit exceeds purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant Cut-Off Time for the Fund on the Transmittal Date; (e) the purchase order is not in proper form; or (f) in the event that circumstances outside the control of the Trust, the Transfer Agent and the Adviser make it impractical to process purchase orders, which could include acts of God; public service or utility problems resulting in telephony or data transmission failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other data systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; or similar extraordinary events. The Trust shall notify an Authorized Participant if an order has been rejected. The Trust and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Cut Off Time for Purchase Orders

For each Fund, the deadline for the receipt of purchase orders is referred to as the “Cut Off Time.” The Cut-Off Time is 4:00 p.m. Eastern time on any Business Day. The Cut Off Time will be earlier on any day that the NYSE Arca closes early.

Purchase orders will be processed based on the NAV next calculated after receipt by the Transfer Agent by 4:00 p.m. of the order in proper form.

Economic or market disruptions, or telephone or communications failure, could impede the ability to reach the Distributor, the Transfer Agent or an Authorized Participant. Orders to create shares that are received on a day before a holiday or a day (other than a Saturday or Sunday) when the equity markets in a relevant non-U.S. market are closed may not be accepted.

Purchases through the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such process being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Transfer Agent to transmit to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Instruments and the Balancing Amount to the Trust, together with the transaction fee and such additional information as may be required by the Transfer Agent.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process are likely to require transmittal by DTC participants earlier than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Balancing Amount, each as applicable and at the discretion of the Adviser, or of the Cash Purchase Amount together with the applicable transaction fee.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends on all of the facts and circumstances pertaining to that person’s activities. Thus the examples mentioned above should not be considered a complete description of all the effecting transactions in Shares, whether or not participating in the distribution of Shares, are general required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

Redemptions of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent by 4:00 p.m. on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Cut Off Time for Redemption Orders

Redemption orders must also be received by the Funds’ Cut Off Time, which is 4:00 p.m. Eastern time on any Business Day. The Cut Off Time will be earlier on any day that the NYSE Arca closes early.

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent by 4:00 p.m. on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Redemptions may be affected by closures on foreign exchanges, which may close for holidays or other reasons that prevent the transfer of a security. If a Creation Unit is redeemed that contains foreign investments, there may be a delay in settlement to the extent necessary when additional time for settlement is actually required due to a local market holiday or extended delivery cycles in a foreign market.

The redemption proceeds for a Creation Unit generally consist of “Redemption Instruments”, which are portfolio securities, as announced by the Adviser through the NSCC on any Business Day, plus the Balancing Amount. The redemption transaction fee is deducted from such redemption proceeds. A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. The right of redemption may be suspended or the date of payment postponed for any period in which the NYSE is closed (other than customary weekend and holiday closings); for any period during which trading on the NYSE is suspended or restricted; for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or in such other circumstances as permitted by the SEC. If a Fund holds foreign securities that are traded on an exchange that is closed for a holiday or scheduled closing during the time that a redemption order for a Creation Unit is pending, the Fund may in its discretion exercise its option to redeem that portion of the Creation Unit in cash. If a Fund holds foreign securities that are not permitted to be delivered in kind by the Fund, the Fund will sell the portion of such foreign securities and deliver that portion of the redemption proceeds in cash.

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by the Transfer Agent in proper form by the Cut Off Time (4:00 PM Eastern Time or earlier in the event that the NYSE closes early), in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The requisite Redemption Instruments and the Balancing Amount or the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placements of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through the transfer of Shares directly DTC. A redemption order must be received by the Transfer Agent in proper form by the Cut Off Time (by 4:00 PM Eastern Time or earlier in the event that the NYSE closes early) in order to receive that day’s closing NAV per Share. All procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the custodian by the second Business Day (T+1) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received by the Transfer Agent by 4:00 p.m., the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount, which are expected to be delivered within two Business Days and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

If an order is cancelled, the Participant will be responsible for reimbursing the Fund(s) for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the AP shall not be responsible for such costs if the order was cancelled for reasons outside the AP’s control or the AP was not otherwise responsible or at fault for such cancellation. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day, with a newly constituted Fund Deposit to reflect the next calculated NAV.

Transaction Fees

Both purchases and redemptions of Creation Units are subject to a Transaction Fee. The Transaction Fee is payable to the Trust and is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. For each Fund, the Transaction Fee is a fixed amount, established in advance, based on the Fund’s portfolio holdings. The amount of the Transaction Fee may change from time to time, as the Fund’s portfolio holdings change. Authorized Participants are notified of the change in the amount of the Transaction Fee before the change is implemented. Currently, the ETF Transaction Fees are:

Exchange Traded Fund	Transaction Fee
SmartETFs Asia Pacific Dividend Builder ETF	$965
SmartETFs Dividend Builder ETF	$405

The Transaction Fee applies to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. The transaction fee on redemption of Creation Units will not exceed 2% of the value of the Shares redeemed.

Purchasers of shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The Transaction Fee may, in certain circumstances, be paid in whole or in part by the Adviser or otherwise waived. The Adviser may consider whether to pay a Transaction Fee, in whole or in part, on a case by case basis after reviewing the facts and circumstances at the time a Creation Unit is created or redeemed.

MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION

Market Price of Shares

Transactions in Shares will be priced at NAV only if Shares are purchased directly from a Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price of the Shares in the secondary market may be more or less than the NAV of such shares.

NAV Calculation

For each Fund, the Fund’s net asset value per share (“NAV”) is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fedline System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Fund’s NAV. The NYSE has posted the following list holiday closures: New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds.

Securities Valuation

The Funds will invest in foreign securities and, as a result, the calculation of a Fund’s NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board. The Funds may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies. If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in a Fund’s portfolio. Portfolio securities of the Funds that are traded both on an exchange and in the over the counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point. (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over the counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board. As of the date of this SAI, such securities will be valued by the latter method. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over the counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than 60 days remaining to maturity when acquired by the Funds will be valued on an amortized cost basis by the Funds, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Funds acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

The Funds will value portfolio securities for which no readily available market quotation in accordance with last trade price or fair valuation as necessary. When portfolio securities are traded in the over the counter market in Hong Kong, the valuation will be the last reported sale price before the valuation point. If there is no such reported sale, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of each of the Funds to the performance of other Funds, of mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)n = ERV

P	= a hypothetical initial payment of $1,000

T	= average annual total return

n	= number of years (1, 5 or 10)

ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

P(1 + T)n = ATVD

P	= a hypothetical initial payment of $1,000

T	= average annual total return

n	= number of years (1, 5 or 10)

ATVD = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)n = ATVDR

P	= a hypothetical initial payment of $1,000

T	= average annual total return

n	= number of years (1, 5 or 10)

ATVDR = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

In calculating the ending redeemable value, all dividends and distributions by the Funds are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, a Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Each Fund’s complete portfolio holdings must be filed quarterly with the SEC within 60 days of the end of each fiscal quarter on Form N-PORT, and must be delivered to Fund shareholders within 60 days of the end of the second and fourth fiscal quarters in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, respectively. The Funds’ Annual and Semi-Annual Reports must be filed with the SEC on Form N-CSR no later than 10 days after delivery of the Reports to shareholders. The Funds’ filings on Form N-PORT and Form N-CSR are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

As an exchange-traded fund, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of Rule 6c-11 under the 1940 Act, regulations of the Funds’ Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Funds’ anticipated portfolio holdings as of the next Business Day. A “Business Day” is any day on which the Funds’ Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

In addition, the Funds’ service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. Disclosure of a Fund’s portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings. The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board. In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

TAX MATTERS

The following is only a summary of certain additional federal income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

Qualification as a Regulated Investment Company

Each Fund will elect to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As regulated investment companies, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions made by a Fund during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If at Fund has a net capital loss (i.e., an excess of capital losses over capital gains) that amount may be carried forward and treated as a capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. Any such net capital losses retain their character as either long-term or short-term losses. As explained below, however, carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for August 2020 is 0.89%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the Funds’ control or knowledge, there can be no assurance that a Fund will not have an ownership change. If a Fund has an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In addition to satisfying the Distribution and Income requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of a Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which a Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If, for any taxable year, a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of a Fund’s taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders or may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, gain or loss recognized by the Funds on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by the Funds at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Funds held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and a Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and a Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Funds, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Funds that are not Section 1256 contracts.

The Funds may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund(s) invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if the Fund invests in “marketable stock” (as defined) of a PFIC, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31. In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Funds anticipate distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Funds that may be taxable as qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Funds are less than 95% of the Funds’ gross income (as specially computed), the portion of dividends received from the Funds that may be taxable as qualified dividends will be designated by the Funds and generally cannot exceed the ratio that the qualified dividends received by the Funds bears to their gross income. If the aggregate qualified dividends received by the Funds equal at least 95% of its gross income, then all of the dividends received from the Funds may be taxable as qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that a Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Funds from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Funds from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Funds with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Funds from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Funds have held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Funds have an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Funds are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Funds may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. If the Funds elect to retain their net capital gain, it is expected that the Funds also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Funds on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund(s) into account (without a DRD) in determining their adjusted current earnings.

Investment income that may be received by the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Funds may elect to “pass through” to the Funds’ shareholders the amount of foreign taxes paid by the Funds. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund(s) representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

Distributions by the Funds that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Funds will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund(s). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Funds into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Funds) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund (including an exchange of shares of another Fund for shares of the Fund, when applicable, or pursuant to a dividend reinvestment in the Fund) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income. When a shareholder redeems shares of a Fund, the Fund is generally required to report to the Internal Revenue Service and provide the shareholder with information about the gross proceeds of such redemption, the shareholder’s adjusted basis in the shares redeemed, and whether any gain or loss on the redemption is long-term or short-term. Unless a shareholder timely elects another acceptable method, the Fund will use the average basis method to calculate the basis of shares redeemed.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding generally would not apply to amounts properly reported by a Fund as an interest-related dividend or a short-term capital gain dividend paid with respect to taxable years beginning before 2014. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a short-term capital gain dividend is generally limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, the Funds may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund(s) with proper notification of their foreign status.

Payments after June 30, 2014 of dividends on, and payments after 2016 of gross proceeds from the redemption of, shares of the Funds made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of a Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

At the time that this SAI is being prepared, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

Creation and Redemption of Creation Units

An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Funds must report to the IRS and furnish to holders of Creation Units certain information with respect to the redemption of Creation Units. In addition to reporting the gross proceeds from the redemption of Creation Units, the Funds will also be required to report basis information for such Creation Units and indicate whether they had a short-term or long-term holding period. The Funds will permit holders of Creation Units to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default basis method. Holders of Creation Units should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.]

MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Trust and the Funds. The Board approves all significant agreements between the Funds and companies and individuals that provide services to the Fund. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The officers of the Funds manage the day-to-day operations of the Funds. The day-to-day operations of the Funds are always subject to the investment objective of the Funds. Unless otherwise noted, each Trustee and officer’s address is 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Independent Trustees
Name and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (74)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	14	None
Dr. Bret A. Herscher (62)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	14	None
Susan Penry Williams (75)	Trustee	Indefinite; Since February 2016	Retired; Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	14	None
J. Brooks Reece, Jr. (73)	Trustee and Chairman	Indefinite; Since April 1994	Operating Partner, Stonebridge Partners Small Cap Team, since 2018. Previously, CEO, Adcole Corp, from 1989 to 2017.	14	None

Interested Trustees
Name, Address, and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Truste	Other Directorships Held by Trustee
Timothy W.N. Guinness* (72) 18 Smith Square London, England SW1P 3HZ	Trustee	Indefinite; Since August 1998	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010; Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., since 2000.	14	.

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (63)	President	Since April 2003

Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.

Patrick Keniston (56)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.
Rita Dam (54)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (54)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Sardjono Kadiman (44)	Assistant Treasurer	Since September 2009	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).
Lyna Phan (45)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC (2010-2017).

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Funds. The Board is composed of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Funds. These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board held, and each Trustee attended four in-person board meetings and two telephonic board meetings during the fiscal year ended December 31, 2019. As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

The Chairman of the Board is an Independent Trustee. The Funds do not have a lead Independent Trustee. The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Trustees, Guinness Atkinson™, other service providers, counsel and the independent registered public accounting firm; and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

James I. Fordwood has served as a Trustee of the Trust since its inception in 1994 and is the CFO and Managing Member of Prima Marketing LLC, which operates a network of convenience stores. Mr. Fordwood also serves as director and treasurer of several private companies (identified in the table above), including companies in the alternative energy sector. Mr. Fordwood holds a Bachelor of Arts in Engineering (with honors) from Cambridge University and holds the designation of Chartered Accountant awarded by the Institute of Chartered Accountants of Scotland. The Board has designated Mr. Fordwood as the Funds’ Audit Committee Financial Expert. Mr. Fordwood is the Chairman of the Audit Committee.

Timothy W.N. Guinness has served as a Trustee of the Trust since its inception in 1994 and is the Chairman and Chief Investment Officer of Guinness Atkinson™ Asset Management since November 2002; Chairman of Guinness Asset Management Ltd., an investment adviser in London, United Kingdom, since 2003; and Director of Guinness Capital Management Ltd. since 2010. Previously, Mr. Guinness served as Joint Chairman of Investec Asset Management Ltd. from September 1998 to March 2003. Mr. Guinness serves on the board of directors of several public and private companies operating and organized outside the United States, including companies focused on discretionary investment management services. Mr. Guinness also serves as a trustee of two non-U.S. investment companies, SR Europe Investment Trust Plc and Atlantis Japan Growth Fund Ltd. Mr. Guinness has more than 35 years of experience in investing and holds a Masters of Engineering from Cambridge University and a Masters of the Science of Management from Massachusetts Institute of Technology.

Dr. Bret A. Herscher has served as a Trustee of the Trust since its inception in 1994 and is a self-employed consultant in the medical device sector. From 2012 through 2018, he served as Chief Technology Officer at EARGO, Inc., a hearing aid company. From 2009 through 2012, he served as Vice President of Minnow Medical, a company that develops medical devices for the treatment of peripheral artery disease. Dr. Herscher holds PhD. M.A. and B.A. degrees from Cambridge University.

Susan Penry-Williams has served as a Trustee of the Trust since February 2016. Ms. Penry-Williams is retired. Previously, she was a Partner in the law firm of Kramer Levin Naftalis & Frankel, LLP, from 1994 to 2014, where she served as the co-head of the Financial Services Group. Her practice focused on general securities law and concentrated on the regulation and corporate governance of investment companies and investment advisers, and she represented mutual funds and their directors and trustees in all aspects of transactions in a mutual fund complex, including reorganizations and mergers. Ms. Penry-Williams holds a J.D. and a B.A., magna cum laude, Phi Beta Kappa, both from Columbia University.

J. Brooks Reece, Jr., has served as a Trustee of the Trust and the Funds’ Independent Chairman since the Trust’s inception in 1994 and is an Operating Partner of Stonebridge Partners Small Cap Team since 2018. From 1984 through 2017, he served in various senior executive positions at Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, and its affiliates. Mr. Reece served as a trustee of the Dessauer Global Equity Fund, a registered investment company, from 1997 to 2000. Mr. Reece holds a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Funds, including the Funds’ various investment strategies and themes, the size of the Funds, the Board’s committee structure and the Funds’ management, distribution and other service arrangements. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview. The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Guinness Atkinson™ and the Funds’ other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk). As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds’ risks. Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson™ and the Funds’ Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the Committee level. Guinness Atkinson™ reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds’ and the service providers’ compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance program. The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson™ the Funds’ major financial risk exposures and the steps Guinness Atkinson™ has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines. The Valuation Committee oversees valuation risk and compliance with the Funds’ Valuation Procedures and oversees actions by the Adviser with respect to the valuation of portfolio securities.

Board Committees

The Board has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting policies, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets at least once a year and met twice during 2019. The four Independent Trustees, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Audit Committee. Mr. Fordwood is the Chairman of the Audit Committee.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee did not meet during 2019. The four Independent Trustees, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Governance and Nominating Committee. The Governance and Nominating Committee will consider nominees recommended by the Trust’s shareholders. A shareholder should submit any nominations in writing to the Secretary of the Trust at 225 South Lake Avenue, Suite 216, Pasadena, California 91101. All nominations so received shall promptly be distributed to the members of the Committee. However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Independent Trustees nor their immediate family members own securities issued by the Adviser, Distributor or their related companies, as of December 31, 2019. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents.

The table below illustrates the compensation paid to each Trustee for service to all series in the Trust for the Trust’s most recently completed fiscal year, excluding payment for out-of-pocket expenses. There are no pension or retirement benefits accrued as part of the Funds’ expenses. Each Trustee oversees all of the Funds in the complex.

	Aggregate Compensation from the Funds
Name of Trustee	SmartETFs Asia Pacific Dividend ETF	SmartETFs Dividend Builder ETF	Aggregate Compensation from the Trust
Independent Trustees
Mr. Fordwood	$0	$0	$20,000
Dr. Herscher	$0	$0	$20,000
Ms. Penry-Williams (1)	$0	$0	$20,000
Mr. Reece	$0	$0	$22,000
Interested Trustees
Mr. Guinness	$0	$0	$0

Trustee Ownership in the Funds

None of the Trustees own shares of the Funds.

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. There are no control persons for either ETF.

THE INVESTMENT ADVISER AND THE ADVISORY AGREEMENT

Guinness Atkinson™ Asset Management, Inc. furnishes investment advisory services to the Funds. Under the Investment Advisory Agreement (the “Agreement”), for each Fund, Guinness Atkinson directs the investments in accordance with the Fund’s investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Funds may impose by notice in writing to Guinness Atkinson™. Guinness Atkinson™ also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson™ and of all personnel of the Trust or of Guinness Atkinson™ performing services relating to research, statistical and investment activities. Guinness Atkinson™ is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with the Funds, then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

Guinness Atkinson™ performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson™ also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson™ may deem to be desirable. Guinness Atkinson™ makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board. Guinness Atkinson™, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

All other costs and expenses not expressly assumed by Guinness Atkinson™ under the Agreement or by the Administrator under the administration agreement between it and the Trust, on behalf of the Funds, shall be paid by the Funds from the assets of the Funds, including, but not limited to, fees paid to Guinness Atkinson™ and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Independent Trustees, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds’ shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations that the Funds may have to indemnify the officers and Trustees with respect thereto.

Expenses that are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes. Guinness Atkinson™, from time to time may voluntarily waive or defer all or a portion of its fees payable under the Agreement. Pursuant to an expense limitation agreement between the Adviser and certain of the Funds, the Adviser has contractually agreed to waive its fees and/or pay or absorb Fund expenses (excluding certain types of expenses) in order to limit Funds’ total annual operating expenses at certain pre-determined levels as set forth in each Fund’s Prospectus. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose. The Board or Guinness Atkinson™ may terminate the Agreement on 60 days’ written notice without penalty. The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

Guinness Atkinson™ reserves to itself and any successor to its business the right to withdraw the right to use the names “Guinness Atkinson™” or “SmartETFs” from a Fund if Guinness Atkinson™ no longer advises the Fund. Guinness Atkinson™ also reserves the right to grant the nonexclusive right to use the names “Guinness Atkinson™” or “SmartETFs” or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event the Agreement is terminated, each Fund will immediately delete “Guinness Atkinson™” and “SmartETFs” from its name and may not use the name “Guinness Atkinson™” in any manner thereafter.

As compensation for all services rendered under the Agreement, Guinness Atkinson™ is entitled to receive annual fees from the Funds, payable monthly, at the following rates:

SmartETFs Asia Pacific Dividend Builder ETF	0.75%
SmartETFs Dividend Builder ETF	0.45%

The Agreement was most recently approved by the Board on February 24, 2020. A discussion regarding the basis for the Board’s approval will be presented in the next issued annual or semi-annual shareholder report for the period ending December 31, 2020 Funds after they become operational.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of December 31, 2019:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Billion)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Matthew Page, CFA	0	$0	7	$1,855	0	$0
Jonathan Waghorn	0	$0	4	$287	0	$0
Ian Mortimer, CFA	0	$0	7	$1,855	0	$0
Will Riley	0	$0	5	$293	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Matthew Page, CFA	0	$0	0	$0	0	$0
Jonathan Waghorn	0	$0	0	$0	0	$0
Ian Mortimer, CFA	0	$0	0	$0	0	$0
Will Riley	0	$0	0	$0	0	$0

Fund Ownership

Dr. Mortimer, Mr. Page, Mr. Waghorn and Mr. Riley are residents of the United Kingdom; thus, ownership of investment company shares registered and offered in the U.S. is disadvantageous from a tax perspective. As of the date of this SAI, none of the portfolio managers of the Adviser own shares of the Funds or of other Funds in the Guinness Atkinson™ fund complex.

Conflicts of Interest

Periodically, other accounts managed by the portfolio managers will hold the same securities as those held by the Funds. When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Compensation of Portfolio Managers

Dr. Mortimer and Matthew Page are employed by the adviser and are remunerated with a fixed annual salary and a variable bonus that is based upon the value of the assets under management to which they provide investment advice as well as long-term performance. Jonathan Waghorn and Will Riley are employed by the Adviser and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

THE ADMINISTRATOR

Mutual Fund Administration LLC (“MFAC”) serves as the Funds’ Administrator under an Administration Agreement. As compensation for their services, the Funds pay the Administrator an administration fee payable monthly based on the Funds’ average daily net assets.

Administration fees paid by the Fund’s predecessor mutual funds for the last three fiscal years were as follows:

	2019	2018	2017
SmartETFs Asia Pacific Dividend Builder ETF	$2,365	$2,849	$3,338
SmartETFs Dividend Builder ETF	$5,943	$4,486	$3,541

Payments for Fund Administration are not expected to change due to the Funds’ conversion into exchange traded funds.

DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

The Trust has entered into a Distribution Agreement with respect to the Funds with Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public.

The Funds have adopted a Rule 12b-1 Distribution Plan. Currently, no payments are authorized under the Plan.

The Funds will not make separate payments as a result of the Distribution Plan to Guinness Atkinson™ and the Distributor or any other party, it being recognized that the Fund presently pays, and will continue to pay, an investment advisory fee to Guinness Atkinson™. To the extent that any payments made by the Fund to Guinness Atkinson™, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Plan was approved by the Board, including all of the “Qualified Trustees” (the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders. The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the operation of the Plan, Guinness Atkinson™ will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. The selection and nomination of Independent Trustees is committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees. Currently, no payments are authorized under the Plan.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares. Such compensation may be paid to intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications, and inclusion on a sales list or electronic sales platform). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an intermediary may be significant to the Intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. Financial incentives may cause an intermediary to recommend the Fund(s) over other investments. The same conflict of interest may exist with respect to financial advisers, brokers or investment professionals if he or she receives similar payments from his or her intermediary firm.

DESCRIPTION OF THE FUND

Shareholder and Trustees Liability. The Funds are a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights. Shares of the Funds entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Normally, the Trust will not hold annual meetings. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Fund’s shareholders for the purpose of voting upon the question of removal of a trustee and the Trust will assist in communications with other Trust shareholders.

If the Funds do not grow to a size to permit it to be economically viable, the Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Order System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of the Funds are represented by global securities registered in the name of DTC or its nominees and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under the existing industry practice, in the event the Trust requests any rights as a holder of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged with respect to the Trust through the Trust’s Transfer Agent, a listing of shareholdings of each DTC Participant holding Fund shares. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant with copies of such notice, statement or other communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distribution of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

SHAREHOLDER REPORTS

Shareholders will receive reports semi-annually showing the Funds’ investments and other information. In addition, shareholders will receive annual financial statements audited by the Funds’ independent accountants.

FINANCIAL STATEMENTS

As the Funds have not yet commenced operations as exchange traded funds, there are no financial statements available at this time. Fund shareholders will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the Funds’ independent registered public accounting firm, Tait, Weller & Baker, LLP, will be submitted to shareholders at least annually.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson™ the voting of proxies related to a Fund’s portfolio securities. Guinness Atkinson™ has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests. If proxy statements were received with respect to a Fund’s investments, the following policies will apply. In determining its vote, Guinness Atkinson™ will not subordinate the economic interest of a Trust to any other entity or interested party. Guinness Atkinson™ will use the following guidelines for each of the following four categories of issues:

Routine Proposals. Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Traditionally, these issues include:

●	Approval of auditors

●	Election of directors

●	Indemnification provisions for directors

●	Liability limitations of directors

●	Name changes

Non-Routine Proposals. Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. Guinness Atkinson™ will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the Trust. Non-routine matters include:

●	Mergers and acquisitions

●	Restructuring

●	Re-incorporation

●	Changes in capitalization

●	Increase in number of directors

●	Increase in preferred stock

●	Increase in common stock

●	Stock option plans

Corporate Governance Proposals. Guinness Atkinson™ will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

●	Poison pills

●	Golden parachutes

●	Greenmail

●	Supermajority voting

●	Dual class voting

●	Classified boards

Shareholder Proposals. Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Shareholder matters include:

●	Annual election of directors

●	Anti-poison pill

●	Anti-greenmail

●	Confidential voting

●	Cumulative voting

Proxy voting will be determined by Guinness Atkinson™. Issues not covered by the guidelines will be discussed with the Board. In future years, the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available without charge upon request, by calling 800 915-6566.

Proxies voted on behalf of other clients of the Adviser may be voted differently, based on client interests.

GENERAL INFORMATION

Independent Contractors. Guinness Atkinson™ may enter into agreements with independent contractors to provide shareholder services for a fee. Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Administrator. Mutual Fund Administration, LLC, located at 2220 East Route 66, Suite 226, Glendora, CA 91740, serves as the Funds’ administrator.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services. American Stock Transfer, located at 6201 15th Avenue, Brooklyn, NY 11219 also serves as the Funds’ transfer agent for certain shareholders of the predecessor mutual fund.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Funds. The fund accounting agent calculates the Funds’ daily NAV.

Legal Counsel. Practus LLP, with a main office at 11300 Tomahawk Creek Pkwy, Ste. 310, Leawood, Kansas 66211, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm. Tait, Weller & Baker, LLC, located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, audits the financial statements and financial highlights of the Funds and provides reports to the Board.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PART C

Item 15.	Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed electronically on March 20, 1997, provides for the indemnification of Registrant’s Trustees and officers, as follows:

“Section 10.02 Indemnification.”

        (a)       Subject to the exceptions and limitations contained in Subsection 10.02(b):

        (i)       every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

        (ii)       the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

        (b)       No indemnification shall be provided hereunder to a Covered Person:

        (i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

        (ii)       in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

        (c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

        (d)       Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.       Exhibits

1) Charter Documents:

a.	Certificate of Trust dated March 6, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on March 20, 1997.

(i)	Amendment dated September 8, 2000 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(ii)	Amendment dated April 25, 2003 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

b.	Trust Instrument dated March 6, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the SEC on March 20, 1997.

(i)	Amendment dated September 28, 2000 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(ii)	Schedule A dated November 14, 2005 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

(iii)	Amended and Restated Schedule A to Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(iv)	Amendment dated September 9, 2019 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

2)	By-Laws:

a.	By-laws revised as of November 14, 2005 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Trust Instruments and By-Laws.

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between Registrant and the Adviser with respect to SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF is herein incorporated by reference to Exhibit (d)(4) to the Registrant's Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A filed with the SEC on September 14, 2020.

7)	Distribution Agreements:

a.	Form of Distribution Agreement between the Adviser and Foreside Fund Services, LLC with respect to SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF is incorporated by reference to Registration Statement on Form N-1A filed with the SEC on September 21, 2020.

c.	Form of Authorized Participant Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

8)	Not applicable.

9)	Custody Agreements:

a.	Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH&Co.”) dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(i)	Amendment to Exhibit A is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(ii)	Form of Amendment to Custodian Agreement between Registrant and BBH&Co. is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Distribution and Service Plan dated April 28, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 25, 1997.

b.	Amended Schedule A to Rule 12b-1 Distribution and Service Plan is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

c.	Rule 18f-3 Plan – Not Applicable

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered is incorporated herein by reference – to be filed by amendment.

12)	Form of opinion as to tax matters and consent – to be filed by amendment.

13)	Other Material Contracts:

a.	Form of Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration Corporation dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(i)	Amendment to Schedule B is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(ii)	Form of Amendment to Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

b.	Administrative Agency Agreement and Amendment to Administrative Agency Agreement between Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

c.	Form of Expense Limitation Agreement between Registrant and the Adviser with respect to the SmartETFs Asia Pacific Dividend Builder ETF and SmatETFs Dividend Builder ETF is herein incorporated by reference to Exhibit (h)(11) to the Registrant's Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A filed with the SEC on September 14, 2020

14)	Other Opinions:

a.	Consent of Tait, Weller & Baker LLP– filed herewith.

15)	Not applicable.

16)	Powers of Attorney – filed herewith:

17)	Additional Exhibits:

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Pasadena, and State of California, on the 21st day of September 2020.

GUINNESS ATKINSON FUNDS

By:	/s/ James Atkinson
James Atkinson
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ James Atkinson
James Atkinson	President and Principal Executive Officer
/s/ J.I. Fordwood†
J.I. Fordwood	Trustee
/s/ Timothy Guinness†
Timothy Guinness	Trustee
/s/ Bret A. Herscher†
Bret A. Herscher	Trustee
/s/ Susan Penry-Williams†
Susan Penry-Williams /s/ J. Brooks Reece, Jr. †	Trustee
J. Brooks Reece, Jr.	Trustee
/s/ Rita Dam
Rita Dam	Treasurer and Principal Financial Officer

†Attorney-in-fact, pursuant to power of attorney – filed herewith.

Exhibit Index

Consent of Tait, Weller & Baker LLP	EX-16.14(a)
Power of Attorney	EX-16.16